EXECUTION VERSION SECOND AMENDMENT AND RESTATEMENT AGREEMENT SECOND AMENDMENT AND RESTATEMENT AGREEMENT, dated as of October 28, 2022 (this “Agreement”), among CHATHAM LODGING TRUST, a Maryland real estate investment trust (the “REIT”), CHATHAM LODGING, L.P., a Delaware limited partnership (the “Borrower”), BARCLAYS BANK PLC, as administrative agent (the “Administrative Agent”) and L/C Administrator, and each lender party hereto. W I T N E S S E T H: WHEREAS, the Borrower, the REIT, the Administrative Agent and the lenders party thereto (the “Existing Lenders”) are parties to that certain Amended and Restated Credit Agreement, dated as of March 8, 2018 (as amended by (i) that certain First Amendment to Amended and Restated Credit Agreement, dated as of May 6, 2020, (ii) that certain Second Amendment to Amended and Restated Credit Agreement, dated as of July 23, 2020, (iii) that certain Third Amendment to Amended and Restated Credit Agreement and First Amendment to Pledge Agreement, dated as of December 16, 2020, (iv) that certain Fourth Amendment to Amended and Restated Credit Agreement and Second Amendment to Pledge Agreement, dated as of October 26, 2021, (v) that certain Fifth Amendment to Amended and Restated Credit Agreement, dated as of November 8, 2021 and (vi) that certain Sixth Amendment to Amended and Restated Credit Agreement and Third Amendment to Pledge Agreement, dated as of May 3, 2022, the “Existing Credit Agreement”); WHEREAS, the Borrower and the REIT have requested that the Existing Credit Agreement be amended and restated in the form of the Second Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Second Amended and Restated Credit Agreement”), including (i) the extension of the term of the Existing Credit Agreement until 2026, (ii) provide a senior unsecured revolving credit facility of $215 million with an ability to increase the Total Revolving Credit Commitments by an additional $235 million (including through one or more incremental term loan facilities), to a facility size of not more than $450 million in the aggregate; and (iii) modify certain other provisions thereof, in each case, on the terms and subject to the conditions set forth in this Agreement and the Second Amended and Restated Credit Agreement; WHEREAS, on the terms and conditions set forth herein, (a) each Existing Lender party hereto that is not a Non-Consenting Lender (as defined below) (each such Existing Lender, a “Continuing Lender”) has agreed (i) to extend the maturity date of its Revolving Credit Commitments and (ii) that its Revolving Credit Commitments under the Amended and Restated Credit Agreement (after giving effect to the Non-Consenting Lender Assignment (as defined below)) will be as shown in the amounts set forth on Annex II hereto opposite such Existing Lender’s name under the heading “Existing Revolving Credit Commitment”, (b) (i) immediately prior to the effectiveness of this Agreement, each Existing Lender that is not a Continuing Lender (each such Existing Lender, a “Non-Consenting Lender”) shall be deemed to have assigned the entire amount of its Revolving Credit Commitments under the Existing Credit Agreement (the “Existing Commitments”) to Barclays Bank PLC (in such capacity, the “Fronting Lender”) in accordance with Section 2.22 of the Existing Credit Agreement and (ii) upon the effectiveness of this Agreement, the Fronting Lender shall be deemed to have assigned all such Existing Commitments pro rata to each Continuing Lender (this clause (ii), the “Non-Consenting Lender

2 Assignment”) and (c) a New Revolving Credit Lender has agreed to provide Revolving Credit Commitments under the Amended and Restated Credit Agreement in the amount set forth on Annex II hereto opposite such New Revolving Credit Lender’s name under the heading “Additional Revolving Credit Commitment”. WHEREAS, pursuant to Section 10.1 of the Existing Credit Agreement, the Borrower, the REIT, the Administrative Agent, the Continuing Lenders (constituting the Required Lenders immediately prior to giving effect to this Agreement on the Effective Date (as defined below) and, together with the Fronting Lender (if applicable), all of the Revolving Credit Lenders under the Existing Credit Agreement on the Effective Date) and the Fronting Lender (if applicable) have agreed to amend certain provisions of the Existing Credit Agreement and give effect to the foregoing; NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Second Amended and Restated Credit Agreement. SECTION 2. Amendments. On and after the Effective Date: (a) the Existing Credit Agreement is hereby amended and restated to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example double-underlined text) as set forth in the Second Amended and Restated Credit Agreement; (b) Annex I (High Quality Assets) to the Existing Credit Agreement is amended by deleting such Annex I in its entirety and substituting in lieu therefor the new Annex I attached to this Agreement; (c) Annex III (Form of Several Letter of Credit) attached to this Agreement shall be the Annex III described in the definition of “Several Letter of Credit” set forth in the Second Amended and Restated Credit Agreement; (d) Schedule 1.1A to the Existing Credit Agreement is amended by deleting such Schedule 1.1A in its entirety and substituting in lieu therefor the new Schedule 1.1A attached to the Second Amendment and Restated Credit Agreement; (e) Schedule 1.1B to the Existing Credit Agreement is amended by deleting such Schedule 1.1B in its entirety and substituting in lieu therefor the new Schedule 1.1B attached to the Second Amendment and Restated Credit Agreement; (f) Schedule 1.1F to the Existing Credit Agreement is amended by deleting such Schedule 1.1F in its entirety and substituting in lieu therefor the new Schedule 1.1F attached to the Second Amendment and Restated Credit Agreement;

3 (g) Schedule 4.3(b) to the Existing Credit Agreement is amended by deleting such Schedule 4.3(b) in its entirety and substituting in lieu therefor the new Schedule 4.3(b) attached to the Second Amendment and Restated Credit Agreement; (h) Schedule 4.15 to the Existing Credit Agreement is amended by deleting such Schedule 4.15 in its entirety and substituting in lieu therefor the new Schedule 4.15 attached to the Second Amendment and Restated Credit Agreement; (i) Schedule 7.2(d) to the Existing Credit Agreement is amended by deleting such Schedule 7.2(d) in its entirety and substituting in lieu therefor the new Schedule 7.2(d) attached to the Second Amendment and Restated Credit Agreement; (j) Schedule 7.3(g) to the Existing Credit Agreement is amended by deleting such Schedule 7.3(g) in its entirety and substituting in lieu therefor the new Schedule 7.3(g) attached to the Second Amendment and Restated Credit Agreement; and (k) except as set forth above, all other schedules and exhibits to the Existing Credit Agreement, in the forms thereof immediately prior to the Effective Date, will continue to be schedules and exhibits to the Second Amended and Restated Credit Agreement. SECTION 3. Concerning the Revolving Credit Commitments. (a) On the Effective Date: (i) the maturity date of the Revolving Credit Commitments of each Continuing Lender will be extended to the date set forth in the Second Amended and Restated Credit Agreement and the Revolving Credit Commitment under the Second Amended and Restated Credit Agreement of each Continuing Lender, after giving effect to the Non-Consenting Lender Assignment, will be as shown in the amounts set forth on Annex II hereto opposite such Continuing Lender’s name under the heading “Existing Revolving Credit Commitment”; and (ii) the Revolving Credit Commitments under the Second Amended and Restated Credit Agreement of the New Revolving Credit Lender will be as set forth on Annex II hereto opposite such New Revolving Credit Lender’s name under the heading “Additional Revolving Credit Commitment”. (b) The “Existing Revolving Credit Commitment” and the “Additional Revolving Credit Commitment” set forth on Annex II hereto collectively shall constitute, from and after the Effective Date, the “Revolving Credit Commitments” under the Second Amended and Restated Credit Agreement and the other Loan Documents. (c) On the Effective Date, the Borrower shall be deemed to have repaid in full the outstanding Revolving Credit Loans of the Existing Lenders, and requested a borrowing of Revolving Credit Loans from the Lenders (including the New Revolving Credit Lender) under the Revolving Credit Commitments (including the Additional Revolving Credit

4 Commitment) set forth on Annex II to this Agreement, each in accordance with its pro rata share. SECTION 4. Conditions to Effectiveness. This Agreement and the Second Amended and Restated Credit Agreement are effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied: (a) The Administrative Agent shall have received each of the following (unless otherwise agreed to or waived by the Administrative Agent), in form and substance satisfactory to the Administrative Agent and dated as of the Effective Date: (i) this Agreement, duly executed by the Borrower, the REIT, the L/C Administrator, the Fronting Lender (if applicable), the Continuing Lenders (constituting the Required Lenders immediately prior to giving effect to this Agreement on the Effective Date and, together with the Fronting Lender (if applicable), all of the Revolving Credit Lenders under the Existing Credit Agreement on the Effective Date) and the New Revolving Credit Lender; (ii) an Acknowledgment and Consent (the “Acknowledgment and Consent”), substantially in the form of Exhibit B attached hereto, duly executed and delivered by the Guarantors; (iii) a reasonably satisfactory solvency analysis certified by the chief financial officer of the REIT which shall document the solvency of the REIT and its Subsidiaries considered as a whole immediately after giving effect to the transactions contemplated hereby; (iv) the results of a recent lien search in each of the jurisdictions in which Uniform Commercial Code financing statements or other filings or recordations should be made to evidence or perfect security interests in all assets of the Loan Parties, and such search shall reveal no liens on any of the assets of the Loan Party, except for Liens permitted by Section 7.3 of the Second Amended and Restated Credit Agreement; (v) a certificate of each Loan Party, dated the Effective Date, substantially in the form of Exhibit C to the Second Amended and Restated Credit Agreement, with appropriate insertions and attachments, or as otherwise reasonably approved by the Administrative Agent; (vi) an executed legal opinion of (i) Hunton Andrews Kurth LLP, counsel to the Group Members and (ii) Venable LLP, Maryland counsel; and (vii) with respect to each Non-Consenting Lender, the assignment of its Existing Commitments shall be effected by such Non-Consenting Lender executing an Assignment and Assumption, substantially in the form of Exhibit E to the Existing Credit Agreement, assigning all of such Non-Consenting Lender’s Revolving Credit Commitments to the Fronting Lender.

5 (b) All governmental and third party approvals (including landlords’ and other consents) necessary in connection with the continuing operations of the Group Members and the transactions contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the financing contemplated hereby. (c) The Borrower shall have paid to each of the Existing Lenders all accrued and unpaid interest, fees and other amounts in respect of the Revolving Credit Commitments and Revolving Credit Loans of the Existing Lenders immediately prior to giving effect to this Agreement. (d) The Continuing Lenders, the Arrangers and the Administrative Agent shall have received all fees required to be paid pursuant to that certain Fee Letter, dated September 28, 2022, by and among Barclays Bank PLC, the REIT and the Borrower, and all reasonable out-of-pocket expenses for which invoices have been presented (including reasonable out-of-pocket fees, disbursements and other charges of counsel to the Agents), on or before the Effective Date (e) The Continuing Lenders shall have received, sufficiently in advance of the Effective Date, (i) all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act and (ii) a certification regarding beneficial ownership or control as required by 31 C.F.R. §1010.230 in relation to the Borrower. (f) There shall exist no action, suit, investigation or proceeding, pending or threatened in writing, in any court or before any arbitrator or governmental authority that purports to affect the Loan Parties in a materially adverse manner or any transaction contemplated hereby, or that could reasonably be expected to have a Material Adverse Effect. (g) No event or condition shall have occurred since the date of the Group Members’ most recent audited financial statements delivered to the Administrative Agent which has or could reasonably be expected to have a Material Adverse Effect. No material adverse change in or material disruption of conditions in the market for syndicated bank credit facilities or the financial, banking or capital markets generally shall have occurred that, in the reasonable judgment of the Arrangers, would impair the syndication of the Loans. SECTION 5. Representations and Warranties. The REIT and the Borrower hereby jointly and severally represent and warrant to the Administrative Agent, the Fronting Lender, each Continuing Lender and the New Revolving Credit Lender that as of the Effective Date: (a) each of the representations and warranties made by any Group Member herein or in or pursuant to the Loan Documents is true and correct in all material respects

6 on and as of the Effective Date as if made on and as of such date, provided that, (x) to the extent that any such representation or warranty relates to a specific earlier date, it shall be true and correct as of such earlier date, and (y) to the extent that any such representation and warranty is qualified as to “materiality”, “Material Adverse Effect” or similar language, it shall be true and correct as so qualified on such respective dates; and (b) no Default or Event of Default has occurred and is continuing as of the Effective Date. SECTION 6. Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Second Amended and Restated Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Second Amended and Restated Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Administrative Agent or the Existing Lenders. SECTION 7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTION 8. Miscellaneous. (a) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Agreement may be delivered by facsimile transmission or electronic mail of the relevant signature pages hereof. The words “execution,” “signed,” “signature,” and words of like import in or relating to this Agreement and/or any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. (b) On and after the Effective Date, each reference in the Second Amended and Restated Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import referring to the Second Amended and Restated Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof’, or words of like import referring to the Second Amended and Restated Credit Agreement shall mean and be a reference to the Second Amended and Restated Credit Agreement as amended hereby. This Agreement shall constitute a Loan Document for all purposes of the Second Amended and Restated Credit Agreement and the other Loan Documents. (c) For purposes of determining withholding taxes imposed under FATCA, from and after the Effective Date, the Borrower and the Administrative Agent shall treat (and the Fronting

7 Lender, Continuing Lenders and the New Revolving Credit Lender hereby authorize the Administrative Agent to treat) the Second Amended and Restated Credit Agreement as not qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). (d) This Agreement shall bind and benefit the parties hereto and their respective heirs, beneficiaries, administrators, executors, receivers, trustees, successors and assigns. [SIGNATURE PAGES FOLLOW]

Annex I High Quality Assets Property Address Residence Inn Silicon Valley I 750 Lakeway Dr., Sunnyvale, CA 94085 Residence Inn Silicon Valley II 1080 Stewart Dr., Sunnyvale, CA 94086 Residence Inn Mountain View 1854 W. El Camino Real, Mountain View, CA 94040 Residence Inn San Mateo 2000 Winward Way, San Mateo, CA 94404 Residence Inn Bellevue 605 114th Ave. SE, Bellevue, WA 98004 Residence Inn Gaslamp 356 Sixth Ave., San Diego, CA 92101 Hilton Garden Inn Marina Del Ray 4200 Admiralty Way, Marina Del Ray, CA 90292 Residence Inn Foggy Bottom 801 New Hampshire Ave. NW, Washington, DC 20037 Embassy Suites Springfield 8100 Loisdale Rd., Springfield, VA 22150 TownePlace Suites 2232 West Braker Lane, Austin, TX 78758 Residence Inn by Marriott 11301 Burnet Road, Austin, TX 78758 Home2 Suites Woodland Hills 5957 Variel Avenue, Woodland Hills, CA

Annex II Continuing Lender Existing Revolving Credit Commitment Additional Revolving Credit Commitment Total Commitments BARCLAYS BANK PLC $45,000,000 $0 $45,000,000 REGIONS BANK $45,000,000 $0 $45,000,000 WELLS FARGO BANK, NATIONAL ASSOCIATION $45,000,000 $0 $45,000,000 BANK OF AMERICA, N.A. $35,000,000 $0 $35,000,000 New Revolving Credit Lender CAPITAL ONE, NATIONAL ASSOCIATION $0 $45,000,000 $45,000,000 Total Commitments $170,000,000 $45,000,000 $215,000,000

Annex III [FORM OF] SEVERAL LETTER OF CREDIT FOR INTERNAL IDENTIFICATION PURPOSES ONLY (Does not affect terms of Letter of Credit or Bank’s obligations thereunder) Issue Date: , 20 Expiry Date: , 20 L/C No. [ ] Amount: $ ( )1 Accountholder/Applicant: [ ]2 [ ] [ ] Date: ________ IRREVOCABLE CLEAN ISSUE DATE _______ LETTER OF CREDIT NO. ________ To: [BENEFICIARY]3 [ ] [ ] [ ] We, the issuing banks listed below (hereinafter referred to individually as a “Letter of Credit Bank”, and collectively, the “Letter of Credit Banks”), hereby establish this clean, irrevocable and unconditional Letter of Credit in your favor as Beneficiary for drawing up to an aggregate amount of $ (the “Letter of Credit Commitment”) effective immediately. This Letter of Credit shall expire with the close of business of the L/C Administrator (defined below) on . Except when the Letter of Credit Commitment is increased or amended to reflect a change in Commitment Share or Letter of Credit Bank as set forth in the last paragraph hereof, this Letter of Credit cannot be modified or revoked without the consent of the Beneficiary or Applicant. The maximum liability of each Letter of Credit Bank with respect to any demand for payment made hereunder shall be its Commitment Share of the amount of such demand for payment, as follows: LETTER OF CREDIT BANK COMMITMENT SHARE MAXIMUM SHARE OF LETTER OF CREDIT COMMITMENT [Lender] ..................................................................... % $ [Lender] ..................................................................... % $ [Lender] ..................................................................... % $ TOTAL ....................................................... 100% $ 1 Insert initial amount of the Letter of Credit. 2 Insert name of party for whom Letter of Credit will be issued. 3 Insert full name and address of the Beneficiary.

2 The obligations of the Letter of Credit Banks hereunder are several and not joint, and no Letter of Credit Bank shall be responsible or otherwise liable for the failure of any other Letter of Credit Bank to perform its obligations hereunder, nor shall the failure of any Letter of Credit Bank to perform its obligations under this Letter of Credit relieve any other Letter of Credit Bank of its obligations hereunder. Subject to the further provisions of this Letter of Credit, demands for payment may be made by the Beneficiary by presentation to Barclays Bank PLC, as agent (in such capacity, the “L/C Administrator”) of a sight draft drawn on the L/C Administrator indicating the Letter of Credit No. , for all or any part of this Letter of Credit at the L/C Administrator’s office located at Barclays Bank PLC, Letter of Credit Department, 200 Park Avenue, New York, NY 10166, on or before the expiration date hereof [or any automatically extended expiry date].4 We, the Letter of Credit Banks listed herein, hereby undertake to promptly honor all of a Beneficiary’s demands for payment hereunder upon delivery of the sight draft as specified to the L/C Administrator’s aforesaid office. Except as expressly stated herein, this undertaking is not subject to any agreement, requirement or qualification. The obligations of each Letter of Credit Bank under this Letter of Credit is the individual obligation of such Letter of Credit Bank and is in no way contingent upon reimbursement with respect thereto, or upon its ability to perfect any lien, security interest or any other reimbursement. Upon payment to you by the Letter of Credit Bank of its Commitment Share of the drawing amount specified in a demand presented hereunder, a Letter of Credit Bank shall be fully discharged of its obligation under this Letter of Credit to the extent of its Commitment Share of such demand and such Letter of Credit Bank shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such demand. [This Letter of Credit shall be deemed automatically extended without amendment for one year from the expiration date hereof or any future expiration date unless at least [ ] days prior to such expiration date, the L/C Administrator notifies you by Registered Mail or overnight courier service that this Letter of Credit will not be extended for any such additional period.]5 [This Letter of Credit is subject to and governed by the Laws of the State of New York and the 2007 revision of the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce (Publication 600), and in the event of any conflict, the Laws of the State of New York will control. If this Letter of Credit expires during an interruption of business as described in Article 36 of said Publication 600, the bank hereby specifically agrees to effect payment if this Letter of Credit is drawn against within 30 days after the resumption of business.] [This Letter of Credit is subject to and governed by the law(s) of the State of New York, and the International Standby Practices 98 (ISP98) (International Chamber of Commerce Publication No. 590). In the event of any conflict, the laws of the State of New York will control.]6 This Letter of Credit may be amended to delete a Letter of Credit Bank or add a Letter of Credit Bank, or change Commitment Shares in accordance with the terms of that certain Second Amended and Restated Credit Agreement, dated as of October 28, 2022, by and among, Chatham Lodging Trust, Chatham Lodging, L.P., each lender party thereto and Barclays Bank PLC, as administrative agent and L/C administrator, provided that such amendment does not decrease the Letter of Credit Commitment, and need 4 Delete if not inserting automatic extension provision. 5 Insert if auto-extension is applicable. 6 Insert UCP 600 if required by an insurance regulator, otherwise ISP 98 should be used.

3 only be signed by the L/C Administrator. Beneficiary expressly agrees that it does not need to sign any amendments referred to in this paragraph.

[SIGNATURE PAGE TO SEVERAL LETTER OF CREDIT] Very truly yours, BARCLAYS BANK PLC, as L/C Administrator By: Name: Title:

Exhibit A EXHIBIT A SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CONFORMED THROUGH SIXTH AMENDMENT DATED AS OF May 3, 2022EXECUTION VERSION $250,000,000215,000,000 SECOND AMENDED AND RESTATED CREDIT AGREEMENT among CHATHAM LODGING TRUST, as the REIT, CHATHAM LODGING, L.P., as the Borrower, The Several Lenders from Time to Time Parties Hereto, BARCLAYS BANK PLC, CITIGROUP GLOBAL MARKETS INC., REGIONS CAPITAL MARKETS, CAPITAL ONE, NATIONAL ASSOCIATION, REGIONS CAPITAL MARKETS and U.S. BANK NATIONAL ASSOCIATIONWELLS FARGO SECURITIES, LLC, as Joint Lead Arrangers and Joint Bookrunners, REGIONS BANK and REGIONSWELLS FARGO BANK, NATIONAL ASSOCIATION as Co-Syndication Agents, CITIBANK, N.A. and U.S. BANKCAPITAL ONE, NATIONAL ASSOCIATION, as Co-Documentation Agents, and BARCLAYS BANK PLC, as Administrative Agent and L/C Administrator Dated as of March 8October 28, 20182022

TABLE OF CONTENTS Page -i- SECTION 1 DEFINITIONS 1 1.1 Defined Terms 1 1.2 Other Definitional Provisions 4551 1.3 LLC Divisions 4551 1.4 Letter of Credit Amounts 51 SECTION 2 AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENT 4552 2.1 Revolving Credit Commitments 4552 2.2 Procedure for Revolving Credit Borrowing 4652 2.3 Swing Line Commitment 4653 2.4 Procedure for Swing Line Borrowing; Refunding of Swing Line Loans 4753 2.5 Repayment of Loans; Evidence of Debt 4955 2.6 Extension of Revolving Credit Termination Date 5057 2.7 Commitment Fees, etc. 5358 2.8 Termination or Reduction of Revolving Credit Commitments 5458 2.9 Optional Prepayments 5458 2.10 Mandatory Prepayments 5459 2.11 Conversion and Continuation Options 5559 2.12 Minimum Amounts and Maximum Number of EurodollarTerm Benchmark Tranches 5560 2.13 Interest Rates and Payment Dates 5560 2.14 Computation of Interest and Fees; Retroactive Adjustments of Applicable Margin 5660 2.15 Inability to Determine Interest Rate 57Benchmark Replacement Setting 61 2.16 Pro Rata Treatment and Payments 5863 2.17 Requirements of Law 6065 2.18 Taxes 6166 2.19 Indemnity 6368 2.20 Inability to Determine Rates; Illegality 6369 2.21 Change of Lending Office 6470 2.22 Replacement of Lenders under Certain Circumstances 6470

TABLE OF CONTENTS (continued) Page -ii- 2.23 Incremental Borrowings 6571 2.24 Defaulting Lender. 6874 SECTION 3 LETTERS OF CREDIT 7177 3.1 L/C Commitment 7177 3.2 Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit 7279 3.3 Fees and Other Charges72Drawings and Reimbursements; Funding of Participations 81 3.4 L/CRepayment of Participations 7283 3.5 Reimbursement Obligation of the Borrower 74 3.63.5 Obligations Absolute 7483 3.6 Several Letters of Credit 84 3.7 Non-SLC Bank 87 3.8 Role of Applicable Issuing Party 87 3.9 Applicability of ISP 88 3.73.10 Letter of Credit PaymentsFees 7488 3.11 Fronting Fee and Documentary Processing Charges 89 3.12 Conflict with Issuer Documents 89 3.13 Extended Letters of Credit 89 3.8 Applications3.14 Reporting 7590 3.9 Resignation of an Issuing Lender 75 3.15 Cash Collateral 90 SECTION 4 REPRESENTATIONS AND WARRANTIES 7691 4.1 Financial Condition 7691 4.2 No Change 7792 4.3 Corporate Existence; Compliance with Law 7792 4.4 Corporate Power; Authorization; Enforceable Obligations 7792 4.5 No Legal Bar 7893 4.6 No Material Litigation 7893 4.7 No Default 7893 4.8 Ownership of Property; Liens 7893

TABLE OF CONTENTS (continued) Page -iii- 4.9 Intellectual Property 7894 4.10 Taxes 7994 4.11 Federal Regulations 7994 4.12 Labor Matters 7994 4.13 ERISA 7994 4.14 Investment Company Act; Other Regulations 8095 4.15 Subsidiaries 8095 4.16 Use of Proceeds 8095 4.17 Environmental Matters 8095 4.18 Accuracy of Information, etc. 8197 4.19 [Intentionally Omitted]. 8297 4.20 Solvency 8297 4.21 [Intentionally Omitted]. 8297 4.22 REIT Status; Borrower Tax Status 8297 4.23 Insurance 8297 4.24 Casualty; Condemnation 8297 4.25 Compliance with Anti-Terrorism, Embargo and Anti-Money Laundering Laws 8298 4.26 Property Condition 8398 4.27 Management Agreements; Franchise Agreements 8499 4.28 Operating Leases 8499 4.29 Acceptable Leases 8499 SECTION 5 CONDITIONS PRECEDENT 8499 5.1 Conditions to Effectiveness 8499 5.2 Conditions to Each Extension of Credit 84100 5.3 Conditions to the Addition of a Borrowing Base Property 85100 5.4 Conditions to the Release of a Borrowing Base Property 86101 SECTION 6 AFFIRMATIVE COVENANTS 87102 6.1 Financial Statements. Furnish to each Agent and each Lender: 87102 6.2 Certificates; Other Information 88103

TABLE OF CONTENTS (continued) Page -iv- 6.3 Payment of Obligations 89105 6.4 Conduct of Business and Maintenance of Existence; Compliance; Hotel Licenses 89105 6.5 Maintenance of Property; Insurance 89105 6.6 Inspection of Property; Books and Records; Discussions 93108 6.7 Notices 93109 6.8 Environmental Laws; Environmental Reports 95110 6.9 Additional Guarantors, etc. 96112 6.10 Further Assurances 97112 6.11 [Intentionally Omitted] 97112 6.12 Borrowing Base Reports 97113 6.13 [Intentionally Omitted]. 97113 6.14 Taxes 97113 6.15 Condemnation, Casualty and Restoration 98114 6.16 Acceptable Leases 98114 6.17 Borrowing Base Property Covenants. 99115 6.18 [Intentionally Omitted]. 100116 6.19 Disclosable Events 100116 SECTION 7 NEGATIVE COVENANTS 101116 7.1 Financial Condition Covenants. 101117 7.2 Limitation on Indebtedness 102117 7.3 Limitation on Liens 105120 7.4 Limitation on Fundamental Changes 107122 7.5 Limitation on Disposition of Property 107122 7.6 Limitation on Restricted Payments 108123 7.7 Limitation on Investments 109124 7.8 Limitation on Modifications of Organizational Documents 110125 7.9 Limitation on Transactions with Affiliates 110125 7.10 Limitation on Sales and Leasebacks 110125 7.11 Limitation on Changes in Fiscal Periods 110125

TABLE OF CONTENTS (continued) Page -v- 7.12 Limitation on Negative Pledge Clauses 110125 7.13 Limitation on Restrictions on Subsidiary Distributions 110126 7.14 Limitation on Lines of Business 111126 7.15 Limitation on Activities of the REIT 111126 7.16 Limitation on Hedge Agreements 111127 7.17 REIT Status 111127 7.18 Borrower Tax Status 111127 7.19 Borrowing Base Properties 112127 7.20 Environmental Matters 114129 7.21 Disclosable Events 114129 SECTION 8 EVENTS OF DEFAULT 115130 8.1 Events of Default 115130 8.2 Right to Cure 118133 SECTION 9 THE AGENTS 119134 9.1 Appointment 119134 9.2 Delegation of Duties 119135 9.3 Exculpatory Provisions 119135 9.4 Reliance by Agents 120135 9.5 Notice of Default 120135 9.6 Non-Reliance on Agents and Other Lenders 120136 9.7 Indemnification 121136 9.8 Agent in Its Individual Capacity 121137 9.9 Successor Administrative Agent 122137 9.10 Authorization to Release Liens and Guarantees 122138 9.11 The Arrangers; the Co-Syndication Agents; the Co-Documentation Agents 122 138 9.12 No Duty to Disclose 122138 9.13 Waiver 123138 9.14 Certain ERISA Matters 123138 9.15 Erroneous Payment. 124139

TABLE OF CONTENTS (continued) Page -vi- SECTION 10 MISCELLANEOUS 125140 10.1 Amendments and Waivers 125140 10.2 Notices 126142 10.3 No Waiver; Cumulative Remedies 128143 10.4 Survival of Representations and Warranties 129143 10.5 Payment of Expenses 129143 10.6 Successors and Assigns; Participations and Assignments 130145 10.7 Adjustments; Set-off 134149 10.8 Counterparts 135150 10.9 Severability 135150 10.10 Integration 135150 10.11 Governing Law 135151 10.12 Submission To Jurisdiction; Waivers 136151 10.13 Acknowledgments 136151 10.14 Confidentiality 137152 10.15 Release of Guarantee Obligations 137152 10.16 Accounting Changes 138153 10.17 Waivers of Jury Trial 138153 10.18 Acknowledgment and Consent to Bail-In of EEA Financial Institutions. 138153 10.19 Effect of Amendment and Restatement of the Existing Credit Agreement 139154 10.20 Acknowledgment Regarding Any Supported QFCs 139154 10.21 PATRIOT Act 155

-i- ANNEX: A Commitments SCHEDULES: 1.1A Borrowing Base Properties 1.1B Excluded Subsidiaries 1.1C [Intentionally Omitted] 1.1D [Intentionally Omitted] 1.1E [Intentionally Omitted] 1.1F TRS Subsidiaries 4.3(b) Hotel Licenses 4.4 Consents, Authorizations, Filings and Notices 4.15 Subsidiaries 7.2(d) Existing Indebtedness 7.3(g) Existing Liens EXHIBITS: A Form of Guarantee Agreement B Form of Compliance Certificate C Form of Closing Certificate D [Intentionally Omitted] E Form of Assignment and Assumption F-1 Form of Revolving Credit Note F-2 Form of Swing Line Note G-1 Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships for U.S. Federal Income Tax Purposes) G-2 Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships for U.S. Federal Income Tax Purposes) G-3 Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships for U.S. Federal Income Tax Purposes) G-4 Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships for U.S. Federal Income Tax Purposes) H Form of Borrowing Notice I Form of New Lender Supplement J Form of Commitment Increase Supplement K Form of Borrowing Base Certificate

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 8October 28, 20182022, among CHATHAM LODGING TRUST, a Maryland real estate investment trust (the “REIT”), CHATHAM LODGING, L.P., a Delaware limited partnership (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to this Agreement (the “Lenders”), BARCLAYS BANK PLC, CITIGROUP GLOBAL MARKETSCAPITAL IONCE., NATIONAL ASSOCIATION, REGIONS CAPITAL MARKETS and U.S. BANK NATIONAL ASSOCIATIONWELLS FARGO SECURITIES, LLC, as joint lead arrangers and bookrunners (in such capacity, the “Arrangers”), REGIONS BANK and WELLS FARGO BANK, NATIONAL ASSOCIATION, as co-syndication agents (in such capacity, the “Co-Syndication Agents”), CAPITAL ONE, NATIONAL ASSOCIATION, as documentation agent (in such capacity, the “Syndication Agent”), CITIBANK, N.A. and U.S. BANK NATIONAL ASSOCIATION, as co-documentation agents (in such capacity, the “Co-Documentation Agents”)Documentation Agent”), and BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”) and L/C Administrator. W I T N E S S E T H: WHEREAS, the REIT and the Borrower are parties to the that certain Amended and Restated Credit Agreement, dated as of March 8, 2018 (as amended by (i) that certain First Amendment to Amended and Restated Credit Agreement, dated as of May 6, 2020, (ii) that certain Second Amendment to Amended and Restated Credit Agreement, dated as of July 23, 2020, (iii) that certain Third Amendment to Amended and Restated Credit Agreement and First Amendment to Pledge Agreement, dated as of December 16, 2020, (iv) that certain Fourth Amendment to Amended and Restated Credit Agreement and Second Amendment to Pledge Agreement, dated as of October 26, 2021, (v) that certain Fifth Amendment to Amended and Restated Credit Agreement, dated as of November 258, 2015 (as amended by the First2021 and (vi) that certain Sixth Amendment to Amended and Restated Credit Agreement and Third Amendment to Pledge Agreement, dated as of April 20, 2016, and as further amended, supplemented or otherwise modified prior to the date hereof,May 3, 2022, the “Existing Credit Agreement”), among the REIT, the Borrower, the several banks and other financial institutions or entities parties thereto, Barclays Bank PLC, as administrative agent, and others; WHEREAS, the Borrower has requested that the Lenders agree to amend and restate the Existing Credit Agreement as more particularly set forth herein; WHEREAS, the Lenders have agreed to amend and restate the Existing Credit Agreement on the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree that on the 2018 Amendment Agreement Effective Date, as provided in Section 10.19, the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

2 SECTION 1 DEFINITIONS 1.1 Defined Terms. As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1. “20182022 Amendment Agreement”: the Second Amendment and Restatement Agreement, dated as of March 8, 2018October 28, 2022 by and among the REIT, the Borrower, the Administrative Agent and the Lenders party thereto. “2018 Amendment Agreement Effective Date”: March 8, 2018. “Acceptable Environmental Report”: with respect to any Real Property, an ASTM compliant Environmental Site Assessment that is either (a) a Phase I Environmental Site Assessment with respect to such Real Property stating, among other things, that such Real Property is free from Hazardous Substances in violation of applicable Requirements of Law (other than commercially reasonable amounts) or (b) a Phase II Environmental Site Assessment with respect to such Real Property for which it has been suggested remediation work be performed on such Real Property and, in each case, in form and substance acceptable to the Administrative Agent and including information regarding whether (i) such Real Property contains or is within or near any area designated as a hazardous waste site by any Governmental Authority, (ii) such Real Property contains or has contained any Hazardous Substance under any Requirements of Law pertaining to health or the environment, (iii) such Real Property or any use or activity thereon violates or would reasonably be likely to be subject to any response, remediation, clean-up, or other obligation under any Requirements of Law pertaining to health or the environment including a written report of an environmental assessment of such Real Property or an update of such report, made within six months prior to the date of the request for inclusion in the Borrowing Base (or such earlier date as may be acceptable to the Administrative Agent), by an engineering firm, and of a scope and in form and content satisfactory to the Administrative Agent, complying with the Administrative Agent’s established guidelines, regarding evidence of any Hazardous Substance which has been generated, treated, stored, released, or disposed of on such Real Property in violation of Environmental Laws, and such additional information as may be required by the Administrative Agent, and (iv) any circumstances described in clauses (i), (ii), or (iii) are being remediated or cleaned up or will be remediated or cleaned up and information relating to any financial arrangements relating thereto including insurance policies, escrows, or bond arrangements. “Acceptable Lease”: a ground lease or air rights lease with respect to a Borrowing Base Property executed by a Loan Party, as lessee, that satisfies each of the conditions set forth below, other than any such condition waived by the Supermajority Lenders in their discretion: (a) such lease is in full force and effect; (b) such lease has a remaining lease term of at least 30 years (excluding extension or renewal rights), calculated as of the date such Borrowing Base Property is admitted into the Borrowing Base;

3 (c) (i) no default has occurred and is continuing and no terminating event has occurred under such lease by any Loan Party thereunder, (ii) no event has occurred which but for the passage of time, or notice, or both would constitute a default or terminating event under such lease and (iii) to the Borrower’s and each other Loan Party’s knowledge, there is no default or terminating event under such lease by any lessor thereunder, in each case, which event, default or terminating event has caused or otherwise resulted in or could reasonably be expected to cause or otherwise result in any material interference with the applicable Loan Party’s occupancy under such lease; (d) such lease requires (or the lessor thereunder agrees in writing for the benefit of the Administrative Agent) that the lessor thereunder shall give the Administrative Agent (i) a copy of each notice of default or event of default under such lease at the same time as it gives notice of default to the applicable Loan Party, and no such notice of default or event of default shall be deemed effective unless and until a copy thereof shall have been so given to the Administrative Agent and (ii) notice if such lease is terminated by reason of an event of default under such lease; (e) [intentionally omitted]; (f) all rents, additional rents, and other sums due and payable under such lease have been paid in full; (g) no Loan Party nor the lessor under such lease has commenced any action or given or received any notice for the purpose of terminating such lease; (h) such lease or a memorandum thereof has been duly recorded and there have not been any amendments or modifications to the terms of such lease since recordation of the lease (or a memoranda thereof), that would cause such lease to fail to satisfy any other clause of this definition; (i) such lease permits a leasehold mortgage on terms satisfactory to the Administrative Agent and provides that such lease may not be terminated by the lessor without prior notice to the leasehold mortgagee and an opportunity for such leasehold mortgagee to cure any default by the lessee (including adequate time for the leasehold mortgagee to obtain possession to effect such cure); and (j) no Loan Party’s interest in such lease is subject to any Liens or encumbrances other than the applicable lessor’s related fee interest and the Liens set forth in Sections 7.3(a), 7.3(b) and 7.3(f). “Acquisition”: as to any Person, the acquisition by such Person of (a) Capital Stock (other than the Capital Stock of the Unconsolidated Joint Ventures) of any other Person if, after giving effect to the acquisition of such Capital Stock, such other Person would be a Subsidiary, and (b) any other Property (other than Construction in Process) of any other Person.

4 “Additional Borrowing Base Properties”: any property added to the Borrowing Base after the Effective Date and approved (or deemed approved) by the Supermajority Lenders in accordance with Section 5.3. “Adjusted Funds From Operations”: for the REIT for any period, as reported for such period in the “Adjusted Funds From Operations” reconciliation section of the REIT’s quarterly financial statements, the sum of (a) net income or loss (calculated in accordance with GAAP), excluding gains or losses from sales of real estate, impairment write-downs, items classified by GAAP as extraordinary, the cumulative effect of changes in accounting principles, plus (b) depreciation and amortization (excluding amortization of deferred financing costs), plus (c) other non-recurring expenses and acquisition closing costs that reduce such consolidated net income which do not represent a recurring cash item in such period or any future period, in each case, after adjustments for unconsolidated partnerships and joint ventures; provided that there shall not be included in such calculation (i) any proceeds of any insurance policy other than rental or business interruption insurance received by such person, (ii) any gain or loss which is classified as “extraordinary” in accordance with GAAP, (iii) any capital gains and losses and taxes related to capital gains and losses, (iv) income (or loss) associated with third-party ownership of non-controlling equity interests, (v) gains or losses on the sale of discontinued operations as detailed in the most-recent financial statements delivered, as applicable and (vi) adjustments for unconsolidated partnerships and joint ventures other than Excluded Joint Ventures. “Administrative Agent”: as defined in the preamble hereto. “Affected Financial Institution”: (a) any EEA Financial Institution or (b) any UK Financing Institution. “Affiliate”: as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise; provided that, the right to designate a member of a board or manager of a Person will not, by itself, be deemed to constitute “control”. “Agents”: the collective reference to the Co-Syndication Agents, the Co-Documentation Agents and the Administrative Agent. “Agreement”: this Second Amended and Restated Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time. “Applicable Issuing Party”: (a) in the case of Fronted Letters of Credit, the Issuing Lenders and (b) in the case of Several Letters of Credit, the L/C Administrator. “Applicable Margin”: for each Type of Loan, the rate per annum determined pursuant to the pricing grid below:

5 1.65% 1.50% 0.65% Applicable Margin for EurodollarTerm SOFR Loans and Daily Simple SOFR Loans 0.50% > 0.45 to 1.00 and ≤ 0.50 to 1.00 1.80% 0.80% Applicable Margin for Base Rate Loans > 0.35 to 1.00 and ≤ 0.40 to 1.00 > 0.50 to 1.00 and ≤ 0.55 to 1.00 2.00% 1.55% 1.00% 0.55% > 0.55 to 1.00 Consolidated Leverage Ratio 2.25% 1.25% ≤ 0.35 to 1.00 Changes in the Applicable Margin resulting from changes in the Consolidated Leverage Ratio shall become effective on the date on which financial statements are delivered to the Lenders pursuant to Section 6.1 (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 0.55 to 1.00. In addition, at all times while an Event of Default shall have occurred and be continuing, the Consolidated Leverage Ratio shall for the purposes of this pricing grid be deemed to be greater than 0.55 to 1.00. Each determination of the Consolidated Leverage Ratio pursuant to this pricing grid shall be made for the periods and in the manner contemplated by Section 7.1(a). “Application”: an application, in such form as the relevant Issuing Lender may specify from time to time, requesting such Issuing Lender to issue a Letter of Credit. “Applicable SOFR Adjustment”: for any calculation with respect to a SOFR Loan, a percentage per annum as set forth below: (a) with respect to Daily Simple SOFR Loans, 0.26161%; and (b) with respect to Term SOFR Loans, 0.10%. “Applicable Termination Date”: at any time, in the case of the Revolving Credit Commitments (including with respect to Swing Line Loans and Letters of Credit made or issued thereunder), (a) if the Revolving Credit Termination Date has not been extended in accordance > 0.40 to 1.00 and ≤ 0.45 to 1.00

6 with Section 2.6, the Revolving Credit Termination Date, (b) if the Revolving Credit Termination Date has been extended for the first time in accordance with Section 2.6, the First Extended Revolving Credit Termination Date or (c) if the Revolving Credit Termination Date has been extended for the second time in accordance with Section 2.6, the Second Extended Revolving Credit Termination Date; provided that, with respect to (I) any Letter of Credit outstanding on the Revolving Credit Termination Date, “Applicable Termination Date” shall mean the Revolving Credit Termination Date, unless (A)(1) the Revolving Credit Termination Date has been extended for the first time in accordance with Section 2.6 and (2) as of such date, (w) the Total Revolving Extensions of Credit would not exceed the Total Revolving Credit Commitments, (x) the aggregate Revolving Extensions of Credit of any Revolving Credit Lender would not exceed such Revolving Credit Lender’s Revolving Credit Commitment, (y) the Outstanding Amount of the L/C Obligations with respect to Fronted Letters of Credit issued by any Issuing Lender would not exceed the L/C Commitment of such Issuing Lender and (z) the Outstanding Amount of the L/C Obligations would not exceed the L/C Sublimit, in which case “Applicable Termination Date” with respect to such Letter of Credit shall mean the First Extended Revolving Credit Termination Date or (B)(1) the Revolving Credit Termination Date has been extended for the second time in accordance with Section 2.6 and (2) as of such date, (w) the Total Revolving Extensions of Credit would not exceed the Total Revolving Credit Commitments, (x) the aggregate Revolving Extensions of Credit of any Revolving Credit Lender would not exceed such Revolving Credit Lender’s Revolving Credit Commitment, (y) the Outstanding Amount of the L/C Obligations with respect to Fronted Letters of Credit issued by any Issuing Lender would not exceed the L/C Commitment of such Issuing Lender and (z) the Outstanding Amount of the L/C Obligations would not exceed the L/C Sublimit, in which case “Applicable Termination Date” with respect to such Letter of Credit shall mean the Second Extended Revolving Credit Termination Date, (II) any Letter of Credit issued after the Revolving Credit Termination Date, “Applicable Termination Date” shall mean (A) if the Revolving Credit Termination Date has been extended for the first time in accordance with Section 2.6, the First Extended Revolving Credit Termination Date or (B) if the Revolving Credit Termination Date has been extended for the second time in accordance with Section 2.6, the Second Extended Revolving Credit Termination Date and (III) each L/C Commitment, “Applicable Termination Date” shall mean (A) if the Revolving Credit Termination Date has not been extended in accordance with Section 2.6, the Revolving Credit Termination Date, (B) if the Revolving Credit Termination Date has been extended for the first time in accordance with Section 2.6, the First Extended Revolving Credit Termination Date or (C) if the Revolving Credit Termination Date has been extended for the second time in accordance with Section 2.6, the Second Extended Revolving Credit Termination Date. “Arrangers”: as defined in the preamble hereto. “Assignee”: as defined in Section 10.6(c). “Assignor”: as defined in Section 10.6(c). “ASTM”: the American Society for Testing & Materials. “Available Borrowing Capacity”: with respect to any Person, on any date of determination, the total borrowing capacity which may, subject solely to the submission of a

7 borrowing request and the satisfaction of other customary conditions precedent, be drawn (taking into account required reserves and discounts) upon by such Person or its Subsidiaries, at such Person’s or its Subsidiaries’ sole discretion, under committed credit facilities or repurchase agreements which provide financing to such Person or its Subsidiaries. “Available Revolving Credit Commitment”: with respect to any Revolving Credit Lender at any time, an amount equal to the excess, if any, of (a) such Lender’s Revolving Credit Commitment then in effect over (b) such Lender’s Revolving Extensions of Credit then outstanding; provided that, in calculating any Lender’s Revolving Extensions of Credit for the purpose of determining such Lender’s Available Revolving Credit Commitment pursuant to Section 2.7(a), the aggregate principal amount of Swing Line Loans then outstanding shall be deemed to be zero. “Available Tenor”: as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.15(d). “Average Daily Rate”: for any Real Property on any date of determination, total rooms revenue for the twelve full calendar months most recently ended prior to such date, as determined in accordance with the Uniform System of Accounts, divided by the total number of rooms occupied during such period. “Award”: any compensation paid by any Governmental Authority in connection with a Condemnation in respect of all or any part of any Hotel Property. “Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation”: (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the united Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code”: Title 11 of the United States Code, 11 U.S.C. § 101, et seq., as the same may be amended from time to time, and any successor statute or statutes and all rules and regulations from time to time promulgated thereunder, and any comparable foreign laws relating to bankruptcy, insolvency or creditors’ rights or any other Federal or state bankruptcy or insolvency law.

8 “Bank Secrecy Act”: the Bank Secrecy Act, 31 CFR 103, as amended from time to time. “Base Rate”: for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1% and, (c) 1.0% per annum plus the Eurodollar Rate (for avoidance of doubt after giving effect to the proviso of the definition thereof) applicable toTerm SOFR published on such day (or if such day is not a Business Day the next previous Business Day) for an Interest Period of one month (taking into account any “floor” under the definition of “Term SOFR”) and (d) 1.0%. For purposes hereof: “Prime Rate” shall mean the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Board (as determined by the Administrative Agent). The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually available. Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the one-month Eurodollar RateTerm SOFR shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Federal Funds Effective Rate or the one-month Eurodollar RateTerm SOFR, respectively. “Base Rate Loans”: Loans for which the applicable rate of interest is based upon the Base Rate. “Base Rate Term SOFR Determination Day”: as defined in the definition of “Term SOFR”. “Benchmark”: initially, USD LIBORTerm SOFR; provided that, if a replacement of the Benchmark Transition Event has occurred pursuant to Section 2.15 titled “with respect to Term SOFR or the then-current Benchmark Replacement Setting”, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof pursuant to Section 2.15. “Benchmark Replacement”: with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (a) with respect to Term SOFR Loans, Daily Simple SOFR; or “Benchmark Replacement”: for any Available Tenor: (a) For purposes of clause (a) of Section 2.15, the first alternative set forth below that can be determined by the Administrative Agent: (i) the sum of: (A) Term SOFR and (B) 0.11448% (11.448 basis points) for an Available Tenor of one-month’s duration, 0.26161% (26.161 basis

9 points) for an Available Tenor of three-months’ duration, and 0.42826% (42.826 basis points) for an Available Tenor of six-months’ duration, or (ii) the sum of: (A) Daily Simple SOFR and (B) the spread adjustment selected or recommended by the Relevant Governmental Body for the replacement of the tenor of USD LIBOR with a SOFR-based rate having approximately the same length as the interest payment period specified in clause (i) of this Section; and (b) For purposes of clause (b) of Section 2.15, the sum of: (i) the alternate benchmark rate and (ii) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Administrative Agent and the Borrower as the replacement for such Available Tenor of such Benchmark giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for U.S. dollar-denominated for determining a benchmark rate as a replacement to the then-current Benchmark for syndicated credit facilities at such timeand (ii) the related Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Conforming ChangesAdjustment”: with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the

10 replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities. “Benchmark Replacement Date”: the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative or non-compliant with or non-aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; provided that, such non-representativeness, non-compliance or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event”: the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); “Benchmark Transition Event”: with respect to any then-current Benchmark other than USD LIBOR, the occurrence of (b) a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the (or the published component used in the calculation

11 thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (a) such (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease on a specified date to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark, (or such component thereof) permanently or indefinitely,; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark or (b) all Available Tenors of such Benchmark are or will no longer be representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored.(or such component thereof); or (c) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks. For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period”: the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.15 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.15. “Benefit Plan”: any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Benefited Lender”: as defined in Section 10.7. “Beneficial Ownership Regulation”: 31 C.F.R. § 1010.230.

12 “Board”: the Board of Governors of the Federal Reserve System of the United States (or any successor). “Borrower”: as defined in the preamble hereto. “Borrower Common Units”: the Borrower’s “Common Units” as defined in the Borrower LP Agreement. “Borrower LP Agreement”: the Agreement of Limited Partnership of Chatham Lodging, L.P., a Delaware limited partnership, dated as of April 21, 2010, as amended by the First Amendment, dated as of August 5, 2015, but effective as of June 1, 2015, and as amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement. “Borrower LTIP Units”: the Borrower’s “LTIP Units” as defined in the Borrower LP Agreement. “Borrowing Base”: at any time, the aggregate Borrowing Base Values for the Borrowing Base Properties, which shall be determined based on the most recent Borrowing Base Certificate delivered pursuant to Section 5.2(c), 5.3 or 5.4 or Section 6.12; provided that, the Borrowing Base shall be reduced by the following amounts, without duplication: (a) an amount equal to the aggregate Borrowing Base Value for the Restricted Borrowing Base Properties in excess of 10% of the aggregate Borrowing Base Value for all the Borrowing Base Properties; (b) with respect to any non-Restricted Borrowing Base Property, an amount equal to the Borrowing Base Value for such Borrowing Base Property in excess of 25% of the aggregate Borrowing Base Value for all the Borrowing Base Properties; (c) an amount equal to the aggregate Borrowing Base Value for Borrowing Base Properties that are not Seasoned Properties in excess of 20% of the aggregate Borrowing Base Value for all the Borrowing Base Properties; (d) an amount equal to the aggregate Borrowing Base Value for the Borrowing Base Properties subject to Acceptable Leases in excess of 20% of the aggregate Borrowing Base Value for all the Borrowing Base Properties; and (e) the Borrowing Base Value of any Borrowing Base Property that ceases to be an Eligible Borrowing Base Property until the Borrower has satisfied the conditions set forth in Section 5.3 with respect to such Real Property. “Borrowing Base Certificate”: a certificate, appropriately completed and substantially in the form of Exhibit K (with such modifications as to format and presentation as may be reasonably requested by the Administrative Agent upon five Business Days’ notice) together with all supporting documentation reasonably requested by the Administrative Agent.

13 “Borrowing Base Group Member”: any Subsidiary of the REIT that is (a) the fee owner or ground or air rights lessee of a Borrowing Base Property, (b) the lessee of a Borrowing Base Property pursuant to an Operating Lease or (c) any direct or indirect parent of any Person described in clause (a) or (b). “Borrowing Base Properties”: subject to a release of a Borrowing Base Property pursuant to Section 5.4, (a) on the Effective Date, the Borrowing Base Properties listed on Schedule 1.1A, and (b) after the Effective Date, the Borrowing Base Properties listed on Schedule 1.1A, together with any Additional Borrowing Base Properties added to the Borrowing Base in accordance with Section 5.3. “Borrowing Base Value”: for each Borrowing Base Property at any time: (a) for any Real Property that is not a Seasoned Property, 60% of an amount equal to the purchase price for such Borrowing Base Property; and (b) for any Seasoned Property, the lesser of (i) 60% of (x)(A) solely during the Modification Period, an amount equal to the Net Operating Income for such Borrowing Base Property for the four fiscal quarters ended on December 31, 2019, (B) for each of the first three full fiscal quarters immediately following the Modification Period Termination Date, an amount equal to the Net Operating Income for such Borrowing Base Property for such fiscal quarter (and, in the case of the later two such determinations, each previous fiscal quarter commencing after the Modification Period Termination Date) multiplied by 4, 2 and 4/3, respectively, and (C) at all other times, an amount equal to the Net Operating Income for such Borrowing Base Property for the four fiscal quarters ended on or immediately prior to such date of determination for which financial statements are available divided by (y) the Capitalization Rate and (ii) the Debt Service Coverage Amount for such Borrowing Base Property at such time. “Borrowing Date”: any Business Day specified by the Borrower as a date on which the Borrower requests the relevant Lenders to make Loans hereunder. “Borrowing Notice”: with respect to any request for borrowing of Loans hereunder, a notice from the Borrower, substantially in the form of, and containing the information prescribed by, Exhibit H, delivered to the Administrative Agent. “Business Day”: (a) for all purposes other than as covered by clause (b) below, aany day other thanthat is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (a) and which is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market.. “Capital Expenditures”: for any period, with respect to any Person, the aggregate of all expenditures by such Person for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which are required to be capitalized under the Uniform System of Accounts and reconciled in accordance with GAAP on a balance sheet of such Person;

14 provided that, “Capital Expenditures” shall not include (x) expenditures made in connection with the replacement, substitution or restoration of assets (i) to the extent financed from iInsurance pProceeds paid on account of the loss of or damage to the assets being replaced or restored or (ii) with awards of compensation arising from the taking or the threat of taking by eminent domain or Condemnation of the assets being replaced, (y) the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment but only to the extent that the gross amount of such purchase price is reduced by the credit granted by the seller of such equipment for the equipment being traded in at such time or (z) the purchase of plant, property and equipment made within 270 days of the sale of any asset to the extent purchased with the proceeds of such sale. “Capital Lease Obligations”: with respect to any Person, the obligations of such Person to pay rent or other amounts under any lease (other than obligations under any Operating Lease) of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under the Uniform System of Accounts and reconciled in accordance with GAAP; and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with the Uniform System of Accounts and reconciled in accordance with GAAP. “Capital Stock”: any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing. “Capitalization Rate”: (a) with respect to any High Quality Asset, 7.25% and (b) with respect to any other Real Property assets, 7.75%. “Cash Collateralize”: to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent, the aApplicable Issuing LenderParty or Swing Line Lenders, as applicable, as collateral for the L/C Obligations, Swing Line Loans or obligations of the Lenders to fund participations in respect thereof (as the context may require), cash or deposit account balances or, if the aApplicable Issuing LenderParty or Swing Line Lender, as applicable, benefiting from such collateral shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to (a) the Administrative Agent and (b) the aApplicable Issuing LenderParty or Swing Line Lender, as applicable. The term “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents”: (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of one year or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-2 by S&P or P-2 by Moody’s, or carrying an

15 equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within one year from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s; (f) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; and (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition. “Cash Liquidity”: on any date of determination, the sum of (i) unrestricted cash, plus (ii) Available Borrowing Capacity, plus (iii) unrestricted Cash Equivalents. “Casualty”: with respect to any Hotel Property, that such Hotel Property is damaged or destroyed, in whole or in part, by fire or other casualty. “Change in Law”: the occurrence, after the Effective Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control”: the occurrence of any of the following events: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), excluding the Permitted Investor, shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 25% of the outstanding common stock of the REIT; (b) the board of directors of the REIT shall cease to consist of a majority of Continuing Directors; (c) the Borrower shall cease to own, directly or indirectly, 100% of the equity interests of any Subsidiary Guarantor free and clear of any Liens (other than Liens in favor of Administrative Agent) unless the Borrowing Base Property owned by such Subsidiary Guarantor is removed from the Borrowing Base in accordance with Section 5.4 of this Agreement; or (d) the REIT or one of its Wholly Owned Subsidiaries shall (i) fail to be sole general partner of the Borrower or

16 cease to own, directly or indirectly, all the general partnership interests of the Borrower, (ii) fail to control the management and policies of the Borrower or (iii) fail to own a majority of the Capital Stock of the Borrower. “Co-Syndication Agents”: as defined in the preamble hereto. “Code”: the Internal Revenue Code of 1986, as amended from time to time. “Commitment Fee Rate”: on any date of determination, a rate equal to (a) 0.30% per annum, if the Available Revolving Credit Commitments on such date is greater than or equal to 50% of the Total Revolving Credit Commitments, and (b) 0.20% per annum, if the Available Revolving Credit Commitments on such date is less than 50% of the Total Revolving Credit Commitments. “Commitment Increase Supplement”: as defined in Section 2.23(b)(iii). “Commonly Controlled Entity”: an entity, whether or not incorporated, that is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group that includes the Borrower and that is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of any Plan subject to Section 412 or 430 of the Code, Section 414(b), (c), (m) or (o) of the Code. “Compliance Certificate”: a certificate duly executed by a Responsible Officer, substantially in the form of Exhibit B. “Condemnation”: a temporary or permanent taking by any Governmental Authority as the result, in lieu or in anticipation, of the exercise of the right of condemnation or eminent domain, of all or any part of any Property, or any interest therein or right accruing thereto, including any right of access thereto or any change of grade affecting such Property or any part thereof. “Conforming Changes”: with respect to either the use or administration of any Term Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.19 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably

17 necessary in connection with the administration of this Agreement and the other Loan Documents). “Consolidated EBITDA”: of the Group Members for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) interest expense of such Group Members, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness, (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business), (f) any other non-cash charges and (g) the Group Members’ pro rata share of Consolidated EBITDA from their Unconsolidated Joint Ventures (other than Excluded Joint Ventures), minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income (except to the extent deducted in determining such Consolidated Net Income), (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business), (c) any other non-cash income and (d) any cash payments made during such period in respect of items described in clause (e) above subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were reflected as a charge in the statement of Consolidated Net Income, all as determined on a consolidated basis. “Consolidated Fixed Charge Coverage Ratio”: for any period, the ratio of (a) Consolidated EBITDA of the Borrower and its Subsidiaries for such period to (b) Consolidated Fixed Charges for such period. “Consolidated Fixed Charges”: for any period the sum (without duplication) of (a) Consolidated Interest Expense of the Group Members for such period, (b) provision for cash income taxes made by the Group Members on a consolidated basis in respect of such period, (c) scheduled payments (other than balloon payments) made during such period on account of principal of Indebtedness of the Group Members, (d) all preferred dividends accrued or paid during such period and (e) the Group Members’ pro rata share of all expenses, taxes, payments and dividends referred to in the preceding clauses (a) to (d) from their Unconsolidated Joint Ventures (other than Excluded Joint Ventures). “Consolidated Interest Expense”: of the Group Members for any period, total interest expense (including that attributable to Capital Lease Obligations) of the Group Members for such period with respect to all outstanding Indebtedness of the Group Members (including, without limitation, all commissions, discounts and other fees and charges owed by the Group Members with respect to letters of credit and bankers’ acceptance financing and net costs of the Group Members under Hedge Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with the Uniform System of Accounts and reconciled in accordance with GAAP) excluding any interest expense attributable to Operating Leases to the extent included in total interest expense for such period in accordance with GAAP.

18 “Consolidated Leverage Ratio”: on any date of determination, the ratio of (a) Consolidated Total Debt on such date to (b) Total Asset Value on such date; provided that, for purposes of calculating Total Asset Value on any date, the Total Asset Value of any Person Disposed of by the Borrower or its Subsidiaries during such period shall be excluded for such period (assuming the consummation of such Disposition and the repayment of any Indebtedness in connection therewith occurred on the first day of such period). “Consolidated Net Income”: of the Group Members for any period, the consolidated net income (or loss) of the Group Members for such period, determined on a consolidated basis; provided that, in calculating Consolidated Net Income of the Group Members for any period, there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Group Member or is merged into or consolidated with a Group Member, (b) the income (or deficit) of any Person in which any Group Member has an ownership interest, except to the extent that any such income is actually received by such Group Member in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of any Group Member to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary. “Consolidated Secured Debt”: at any date, an amount equal to (i) the aggregate outstanding face amount of all Secured Indebtedness of the Group Members, determined on a consolidated basis in accordance with GAAP at such date and (ii) the Group Members’ pro rata share of the Secured Indebtedness of its Unconsolidated Joint Ventures (other than Excluded Joint Ventures) at such date. “Consolidated Secured Debt Leverage Ratio”: on any date of determination, the ratio of (a) Consolidated Secured Debt on such date to (b) Total Asset Value on such date; provided that, for purposes of calculating Total Asset Value on any date, the Total Asset Value of any Person Disposed of by the Borrower or its Subsidiaries during such period shall be excluded for such period (assuming the consummation of such Disposition and the repayment of any Indebtedness in connection therewith occurred on the first day of such period). “Consolidated Total Debt”: at any date, an amount equal to (i) the aggregate outstanding face amount of all Indebtedness of the Group Members at such date, determined on a consolidated basis in accordance with GAAP at such date and (ii) the Group Members’ pro rata share of Indebtedness of their Unconsolidated Joint Ventures (other than Excluded Joint Ventures) at such date. “Consolidated Unsecured Debt”: at any date, an amount equal to (i) the aggregate outstanding face amount of all Unsecured Indebtedness of the Group Members, determined on a consolidated basis in accordance with GAAP at such date and (ii) the Group Members’ pro rata share of the Unsecured Indebtedness of its Unconsolidated Joint Ventures (other than Excluded Joint Ventures) at such date. “Construction in Process”: any Real Property owned by a Group Member consisting of renovation or expansion of such Real Property in which greater than 25% of the aggregate rooms of such Real Property is unavailable for occupancy due to renovation or

19 expansion. A Real Property will cease being classified as “Construction in Process” upon completion of such renovation or expansion. “Continuing Directors”: the directors of the REIT on the Effective Date, after giving effect to the transactions contemplated hereby, and each other director of the REIT, if, in each case, such other director’s nomination for election to the board of directors of the REIT is recommended by at least 66⅔% of the then Continuing Directors or such other director receives the vote of the Permitted Investor in his or her election by the shareholders of the REIT. “Contractual Obligation”: as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its Property is bound. “Control Investment Affiliate”: as to any Person, any other Person that (a) directly or indirectly, is in control of, is controlled by, or is under common control with, such Person and (b) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies. For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise. “Daily Simple SOFR”: for any day, (a “SOFR, with the conventions for this rate (which will include a lookback) being Rate Day”), a rate per annum equal to the greater of (a) (i) SOFR for the day (such day “i”) that is five U.S. Government Securities Business Days prior to (A) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (B) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is estapublished by the SOFR Administrativeor Agent in accordance with the conventions for this rate recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.on the SOFR Administrator’s Website, plus (ii) the Applicable SOFR Adjustment and (b) the Floor. If by 5:00 pm (New York City time) on the second (2nd) U.S. Government Securities Business Day immediately following any day “i”, the SOFR in respect of such day “i” has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then the SOFR for such day “i” will be the SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided that, any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. “Daily Simple SOFR Loan”: a Loan that bears interest at a rate based on Daily Simple SOFR.

20 “Debtor Relief Laws”: the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or otherwise available debtor relief laws of the United States, of any State or of any other applicable jurisdictions from time to time in effect. “Debt Service Coverage Amount”: with respect to any Borrowing Base Property on any date of determination, (a) the Net Operating Income of such Borrowing Base Property for the four fiscal quarters ended on or immediately prior to such date of determination for which financial statements are available divided by 2.00, divided by (b) an interest rate of 6.5% per annum; provided that (A) during the Modification Period, the Net Operating Income used to calculate the forgoing ratio shall equal an amount equal to the Net Operating Income for such Borrowing Base Property for the four fiscal quarters ended on December 31, 2019 and (B) for each of the first three full fiscal quarters immediately following the Modification Period Termination Date, the Net Operating Income used to calculate the forgoing ratio shall equal an amount equal to the Net Operating Income for such Borrowing Base Property for such fiscal quarter (and, in the case of the later two such determinations, each previous fiscal quarter commencing after the Modification Period Termination Date) multiplied by 4, 2 and 4/3, respectively.. “Default”: any of the events specified in Section 8, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied. “Defaulted Amount”: as defined in Section 2.16(g). “Defaulting Lender”: subject to Section 2.24(b), any Lender that: (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Issuing LenderL/C Issuer, any Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit, obligations with respect to Several Letters of Credit or Swing Line Loans) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or any Issuing LenderL/C Issuer or any Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied),

21 (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that, such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a FBail-In Action; provided that, a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.24(b)) upon delivery of written notice of such determination to the Borrower, each Issuing Lender, each Swing Line Lender and each Lender. “Derivatives Counterparty”: as defined in Section 7.6. “Disclosable Event”: as defined in Section 6.19. “Disposition”: with respect to any Property, any sale, lease (other than an Operating Lease), sale and leaseback, assignment, conveyance, transfer or other disposition thereof; and the terms “Dispose” and “Disposed of” shall have correlative meanings. “Documentation Agent”: as defined in the preamble hereto. “Dollars” and “$”: dollars in lawful currency of the United States of America. “Domestic Subsidiary”: any Subsidiary of the Borrower organized under the laws of the United States of America, any state thereof or the District of Columbia. “Early Opt-in Effective Date”: with respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the

22 Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders. “Early Opt-in Election”: the occurrence of: (a) a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding U.S. dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (b) the joint election by the Administrative Agent and the Borrower to trigger a fallback from USD LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders. “EEA Financial Institution”: any of (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority”: any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date”: November 25, 2015October 28, 2022. “Eligible Borrowing Base Property”: any Real Property that satisfies each of the following conditions at all times: (a) such Real Property is a hotel property located in the continental United States, (b) such Real Property is wholly-owned by the Borrower or a Subsidiary Guarantor (or a Subsidiary that will become a Subsidiary Guarantor at the time such Real Property is added to the Borrowing Base) in fee simple or subject to a ground lease or air rights lease pursuant to an Acceptable Lease, (c) for any Real Property that is a Seasoned Property, such Real Property has an average Occupancy Rate greater than 60%,

23 (d) for any Real Property that is a Seasoned Property, such Real Property has RevPAR greater than 60%, (e) neither such Real Property, nor if such Real Property is owned by a Subsidiary Guarantor (or a Subsidiary that will become a Subsidiary Guarantor at the time such Real Property is added to the Borrowing Base), any of the Borrower’s direct or indirect ownership interest in such Subsidiary Guarantor, is subject to (i) any Lien other than Liens permitted by this Agreement or (ii) any negative pledges other than negative pledge permitted by this Agreement, (f) the Borrower has the right directly, or indirectly through a Subsidiary Guarantor (or a Subsidiary that will become a Subsidiary Guarantor at the time such Real Property is added to the Borrowing Base), to take the following actions without the need to obtain the consent of any Person: (i) to create Liens on such Real Property as security for Indebtedness of the Borrower or such Subsidiary Guarantor, and (ii) to sell, transfer or otherwise dispose of such Real Property (other than to the extent restricted pursuant to Management Agreements and Franchise Agreements consistent with applicable industry practice), (g) [intentionally omitted], (h) the Administrative Agent has received for such Real Property, in each case, in form and substance reasonably satisfactory to the Administrative Agent: (i) evidence as to whether the applicable Real Property is a Flood Hazard Property, (ii) certificates of insurance or insurance policies satisfying the requirements of Section 6.5, with all premiums fully paid current, (iii) [intentionally omitted], (iv) a recent ALTA survey, (v) true, correct and complete copies of the Management Agreement and Franchise Agreement for such Real Property, (vi) for any Real Property that is not a Seasoned Property at the time such Property is added to the Borrowing Base, a true and complete copy of the purchase agreement and appraisal, if any, for such Real Property, (vii) a true, correct and complete copy of the PIP Plan for such Real Property, (viii) an Operating Lease and any other agreement relating to such Operating Lease, including without limitation, an owner agreement, if any, for such Real Property,

24 (ix) if such Real Property is held pursuant to an Acceptable Lease: (A) true, correct, complete and complete copies of such Acceptable Lease and any guarantees thereof and (B) to the extent required by the Administrative Agent in its discretion, (x) an estoppel certificate executed by any lessor under such Acceptable Lease, and (y) with respect to any air rights lease, any recorded reciprocal easement agreement which secures the access and supports easements necessary to support such lease, each in form and content satisfactory to the Administrative Agent, and (x) copies of all Hotel Licenses for such Real Property, (i) [intentionally omitted], and (j) such Real Property satisfies any other criteria required by the Administrative Agent, as reasonably determined by the Administrative Agent. “Environmental Claim”: any investigative, enforcement, cleanup, removal, containment, remedial, or other private or governmental or regulatory action threatened, instituted, or completed pursuant to any applicable Environmental Law against any Group Member or against or with respect to any Real Property or facility. “Environmental Laws”: any and all laws, rules, orders, regulations, statutes, ordinances, guidelines, codes, decrees, agreements or other legally enforceable requirements (including, without limitation, common law) of any international authority, foreign government, the United States, or any state, local, municipal or other governmental authority, regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health, or employee health and safety, as has been, is now, or may at any time hereafter be, in effect. “Environmental Permits”: any and all permits, licenses, approvals, registrations, notifications, exemptions and other authorizations required under any Environmental Law. “Environmental Requirement”: as defined in Section 6.8(g). “ERISA”: the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. “EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Eurocurrency Reserve Requirements”: for any day, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves) under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding

25 Eurodollar Base Rate (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board) maintained by a member bank of the Federal Reserve System. “Eurodollar Base Rate”: for any Interest Period as to any Eurodollar Loan, (i) the rate per annum determined by the Administrative Agent to be the offered rate which appears on the page of the Reuters Screen which displays the London interbank offered rate administered by ICE Benchmark Administration Limited (such page currently being the LIBOR01 page) (the “LIBO Rate”) for deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period in Dollars, determined as of approximately 11:00 a.m. (London, England time), two Business Days prior to the commencement of such Interest Period or (ii) in the event the rate referenced in the preceding clause (i) does not appear on such page or service or if such page or service shall cease to be available, the rate determined by the Administrative Agent to be the offered rate on such other page or other service which displays the LIBO Rate for deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period in Dollars, determined as of approximately 11:00 a.m. (London, England time) two Business Days prior to the commencement of such Interest Period; provided that, if LIBO Rates are quoted under either of the preceding clauses (i) or (ii), but there is no such quotation for the Interest Period elected, the LIBO Rate shall be equal to the Interpolated Rate; and provided further that, if at any time after the Modification Period Termination Date, any such rate determined pursuant to the preceding clauses (i) or (ii) is below 0.25%, the LIBO Rate will be deemed to be 0.25%. “Eurodollar Loans”: Loans for which the applicable rate of interest is based upon the Eurodollar Rate. “Eurodollar Rate”: with respect to each day during each Interest Period, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%): 1.00 – Eurocurrency Reserve Requirements “Eurodollar Tranche”: the collective reference to Eurodollar Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day). “Event of Default”: any of the events specified in Section 8,; provided that, any requirement for the giving of notice, the lapse of time, or both, has been satisfied. “Exchange Act”: as defined in the definition of “Change of Control”. “Excluded Foreign Subsidiary”: any Foreign Subsidiary in respect of which the guaranteeing by such Subsidiary of the Obligations, would, in the good faith judgment of the Borrower, result in adverse tax consequences to the Borrower. “Excluded Joint Ventures”: the Innkeepers Joint Venture and the Inland Joint Venture.

26 “Excluded Subsidiary”: any (i) TRS Subsidiary or (ii) Subsidiary that is unable to guarantee the Obligations of the Loan Parties under the Loan Documents because it is a party to one or more agreements entered into in connection with Indebtedness listed on Schedule 7.2(d), or incurred pursuant to Section 7.2(g), (h) or (i) that prohibit such Subsidiary from providing a guarantee; provided that, the Administrative Agent shall have been provided satisfactory evidence of such prohibition. Schedule 1.1B sets forth each Excluded Subsidiary as of the Effective Date; provided, further, that, for the avoidance of doubt, any Subsidiary which guarantees the Term Loan Obligations under the Term Loan Documents shall not be an Excluded Subsidiary hereunder. “Extension Non-Consenting Lender”: means Citizens Financial Group Inc. “Extended Letter of Credit”: any Letter of Credit that for any reason at any time, whether on the date of issuance, amendment, extension or renewal thereof or otherwise, has an expiry date later than the date that is five Business Days prior to the Applicable Maturity Date in respect thereof. “FATCA”: Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code. “FCA”: as defined in Section 2.15(a). “FCPA”: the Foreign Corrupt Practices Act of 1977, 15 U.S.C. §§ 78dd-1, et seq., as amended from time to time. “Federal Funds Effective Rate”: for any day, the rate calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate. “First Amendment Effective Date”: May 6, 2020. “First Extended Revolving Credit Termination Date”: as defined in Section 2.6(b). “Fitch”: Fitch, Inc. and its successors. “Flood Hazard Property”: any Real Property which is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968.

27 “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to USD LIBOR.: a rate of interest equal to 0.00%. “Foreign Subsidiary”: any Subsidiary of the Borrower that is not a Domestic Subsidiary. “Fourth Amendment Effective Date” means October 26, 2021. “Franchise Agreement”: with respect to the Hotel Properties, a license or franchise agreement between a Subsidiary and a Qualified Franchisor. “Fronted Letter of Credit”: means a Letter of Credit issued by an Issuing Lender in which the Lenders purchase risk participations pursuant to Section 3. “Fronting Exposure”: at any time there is a Defaulting Lender, (a) with respect to any Issuing Lender, such Defaulting Lender’s Revolving Credit Percentage of the outstanding L/C Obligations with respect to Letters of Credit issued by such Issuing Lender other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to any Swing Line Lender, such Defaulting Lender’s Revolving Credit Percentage of outstanding Swing Line Loans made by such Swing Line Lender other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders. “Full Replacement Cost”: as defined in Section 6.5(c). “Fund”: any Person (other than a natural person) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business. “Funding Office”: the office specified from time to time by the Administrative Agent as its funding office by notice to the Borrower and the Lenders. “Funds from Operations”: for any Person for any period, the sum of (a) Consolidated Net Income for such period plus (b) depreciation and amortization expense determined in accordance with the Uniform System of Accounts and reconciled in accordance with GAAP; provided that, there shall not be included in such calculation (i) any proceeds of any insurance policy other than rental or business interruption insurance received by such Person, (ii) any gain or loss which is classified as “extraordinary” in accordance with the Uniform System of Accounts and reconciled in accordance with GAAP, or (iii) any capital gains and taxes on capital gains. “GAAP”: generally accepted accounting principles in the United States of America as in effect from time to time, as adopted by the Financial Accounting Standards Board and the SEC. “Governmental Authority”: any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank

28 or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners and any supra-national bodies such as the European Union or the European Central Bank). “Granting Lender”: as defined in Section 10.6(g). “Gross Income from Operations”: with respect to any Hotel Property for any period, without duplication, all income and proceeds (whether in cash or on credit, and computed on an accrual basis) received by a Group Member or Qualified Manager for the use, occupancy or enjoyment of such Hotel Property, or any part thereof, or received by a Group Member or Qualified Manager for the sale of any goods, services or other items sold on or provided from the such Hotel Property in the ordinary course of such Hotel Property’s operation, during such period including without limitation: (a) all income and proceeds received from any Lease, Operating Lease and rental of rooms, exhibit, sales, commercial, meeting, conference or banquet space within such Hotel Property, including net parking revenue, and net income from vending machines, health club fees and service charges; (b) all income and proceeds received from food and beverage operations and from catering services conducted from such Hotel Property even though rendered outside of such Hotel Property; (c) all income and proceeds from business interruption, rental interruption and use and occupancy insurance with respect to the operation of such Hotel Property (after deducting therefrom all necessary costs and expenses incurred in the adjustment or collection thereof); (d) all Awards for temporary use (after deducting therefrom all costs incurred in the adjustment or collection thereof and in Restoration of such Hotel Property); (e) all income and proceeds from judgments, settlements and other resolutions of disputes with respect to matters which would be includable in this definition of “Gross Income from Operations” if received in the ordinary course of such Hotel Property’s operation (after deducting therefrom all necessary costs and expenses incurred in the adjustment or collection thereof); and (f) interest on credit accounts, rent concessions or credits, and other required pass-throughs; but excluding, (i) gross receipts received by lessees, licensees or concessionaires of such Hotel Property; (ii) consideration received at such Hotel Property for hotel accommodations, goods and services to be provided at other hotels, although arranged by, for or on behalf of the Loan Parties or Qualified Manager; (iii) income and proceeds from the sale or other disposition of goods, capital assets and other items not in the ordinary course of such Hotel Property’s operation; (iv) federal, state and municipal excise, sales and use taxes collected directly from patrons or guests of such Hotel Property as a part of or based on the sales price of any goods, services or other items, such as gross receipts, room, admission, cabaret or equivalent taxes; (v) Awards (except to the extent provided in clause (d) above); (vi) refunds of amounts not included in Operating Expenses at any time and uncollectible accounts; (vii) gratuities collected by employees at such Hotel Property; (viii) the proceeds of any financing; (ix) other income or proceeds resulting other than from the use or occupancy of such Hotel Property, or any part thereof, or other than from the sale of goods, services or other items sold on or provided from such Hotel Property in the ordinary course of business; and (x) any credits or refunds made to customers, guests or patrons in the form of allowances or adjustments to previously recorded revenues.

29 “Group Members”: the REIT and all of its Subsidiaries, including, without limitation, the Borrower. “Guarantee Agreement”: the Guarantee Agreement to be executed and delivered by the REIT, the Borrower and each Subsidiary Guarantor, substantially in the form of Exhibit A, as the same may be amended, restated, supplemented or otherwise modified from time to time. “Guarantee Obligation”: as to any Person (the “guaranteeing person”), any obligation, including a reimbursement, counterindemnity or similar obligation, of the guaranteeing person that guarantees or in effect guarantees, or which is given to induce the creation of a separate obligation by another Person (including any bank under any letter of credit) that guarantees or in effect guarantees any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (a) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (A) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (B) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith. “Guarantors”: the collective reference to the REIT and the Subsidiary Guarantors. “Hazardous Substances”: any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Laws or that may have a negative impact on human health or the environment, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables, explosives, mold, mycotoxins, microbial matter and airborne pathogens (naturally occurring or otherwise), but excluding substances of kinds and in amounts ordinarily and customarily used or stored in similar properties for the purpose of cleaning or other maintenance or operations and otherwise in compliance with all Environmental Laws.

30 “Hedge Agreements”: all interest rate or currency swaps, caps or collar agreements, foreign exchange agreements, commodity or currency futures contracts, options to purchase or sell a commodity or currency, or option, warrant or other right with respect to a commodity or currency futures contract or similar arrangements entered into by the Group Members providing for protection against fluctuations in interest rates, currency exchange rates, commodity prices or the exchange of nominal interest obligations, either generally or under specific contingencies. “High Quality Asset”: any (i) Property set forth on Annex I to the 20182022 Amendment Agreement or (ii) Urban Acquired Property. “Hotel Employees”: as defined in Section 4.12. “Hotel Licenses”: as defined in Section 4.3(b). “Hotel Property”: Real Property owned or leased by a Subsidiary, on which there is located an operating hotel. “IBA”: as defined in Section 2.15(a). “Improvements”: any Subsidiary’s interest in and to all on site and off site improvements to the Hotel Properties, together with all fixtures, Tenant improvements, and appurtenances now or later to be located on the Hotel Properties or in such improvements. “Incremental Amendment”: as defined in Section 2.23(c)(ii). “Incremental Facilitiesy”: as defined in Section 2.23(a). “Incremental Term Loan Facilityies”: as defined in Section 2.23(a). “Incremental Term Loan Facility Notice”: each notice delivered by the Borrower to the Administrative Agent pursuant to Section 2.23 requesting an Incremental Term Loan Facility. “Incremental Term Loans”: as defined in Section 2.23(a). “Indebtedness”: of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of Property (excluding any obligations under a contract to purchase Property that has not been consummated) or services (other than trade payables incurred in the ordinary course of such Person’s business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under acceptance, letter of credit, surety bond or similar facilities, (g) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or

31 otherwise acquire for value any Capital Stock of such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, (i) all obligations of others of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on Property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, but limited to the lesser of the fair market value of such property and the aggregate amount of the obligations so secured, and (j) for the purposes of Section 8.1(e) only, all net obligations of such Person in respect of Hedge Agreements. The Indebtedness of any Person shall (x) include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor and (y) exclude liabilities or obligations associated with Operating Leases whether or not included in Indebtedness in accordance with GAAP. For purposes of clause (j) above, the principal amount of Indebtedness in respect of Hedge Agreements shall equal the net amount that would be payable (giving effect to netting) at such time if such Hedge Agreement were terminated. “Indemnified Liabilities”: as defined in Section 10.5. “Indemnitee”: as defined in Section 10.5. “Inland Joint Venture”: the joint ventures evidenced by (i) that certain Amended and Restated Limited Liability Company Agreement of IHP I Owner JV, LLC dated as of June 9, 2017 by and between Chatham IHP LLC and Platform Member II-T, LLC (as the same may be further amended, supplemented, restated or otherwise modified from time to time), and (ii) that certain Amended and Restated Limited Liability Company Agreement of IHP I OPS JV, LLC dated as of June 9, 2017 by and between Chatham TRS Holding, Inc. and Platform Member Holdings II-T CAM2, LLC (as the same may be further amended, supplemented, restated or otherwise modified from time to time), in both cases, related to that certain portfolio of hotel properties known as “Inland Hotel Portfolio”. “Innkeepers Joint Venture”: the joint ventures evidenced by (i) that certain Fourth Amended and Restated Limited Liability Company Agreement of INK Acquisition LLC dated as of May 9, 2017 by and between Borrower and Platform Member-T, LLC, as amended by a First Amendment to Fourth Amended and Restated Limited Liability Company Agreement of INK Acquisition LLC dated as of November 7, 2019 (as the same may be further amended, supplemented, restated or otherwise modified from time to time), and (ii) that certain Third Amended and Restated Limited Liability Company Agreement of INK Acquisition III LLC dated as of May 9, 2017 by and between Chatham TRS Holding, Inc. and Platform Member Holdings-T CAM2, LLC, as amended by a First Amendment to Third Amended and Restated Limited Liability Company Agreement of INK Acquisition LLC dated as of November 7, 2019 (as the same may be further amended, supplemented, restated or otherwise modified from time to time), in both cases, related to that certain portfolio of hotel properties known as “Innkeepers Hotel Portfolio”.

32 “Insolvency”: with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA. “Insolvent”: pertaining to a condition of Insolvency. “Insurance Proceeds”: the proceeds of any insurance to which any Group Member may be entitled to, whether or not actually received, with respect to any Borrowing Base Property. “Intellectual Property”: the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom. “Interest Payment Date”: (a) as to any Base Rate Loan, the last day of each March, June, September and December to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any EurodollarTerm SOFR Loan having an Interest Period of three months or shorter, the last day of such Interest Period, (c) as to any EurodollarTerm SOFR Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and, (d) as to any Daily Simple SOFR Loan, each date that is on the numerically corresponding day in each calendar month that is three months after the date of the borrowing of which such Loan is a part; provided that, with respect to any such Daily Simple SOFR Loan, (i) if any such date would be a day other than a Business Day, such date shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such date shall be the next preceding Business Day and (ii) the Interest Payment Date with respect to any borrowing that occurs on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in any applicable calendar month) shall be the last Business Day of any such succeeding applicable calendar month and (e) as to any Loan (other than any Revolving Credit Loan that is a Base Rate Loan and any Swing Line Loan), the date of any repayment or prepayment made in respect thereof. “Interest Period”: as to any EurodollarTerm SOFR Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such EurodollarTerm SOFR Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such EurodollarTerm SOFR Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not later than 11:00 A.M. (New York City time) on the date that is three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

33 (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day; (ii) any Interest Period that would otherwise extend beyond the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date or such due date, as applicable; and (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period. “Interpolated Rate”: in relation to the LIBO Rate for any Loan, the rate which results from interpolating on a linear basis between: (a) the applicable LIBO Rate for the longest period (for which that LIBO Rate is available) which is less than the Interest Period of such Loan; and (b) the applicable LIBO Rate for the shortest period (for which that LIBO Rate is available) which exceeds the Interest Period of such Loan, each as of approximately 11:00 a.m. (London, England time) two Business Days prior to the commencement of such Interest Period of such Loan. “Investments”: as defined in Section 7.7. “ISP”: with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance). “Issuer Documents”: with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the Applicable Issuing Party and the Borrower (or any Subsidiary) or in favor of such Applicable Issuing Party and relating to such Letter of Credit. “Issuing Lenders”: (a) Barclays Bank PLC, Citibank, N.A., Regions Bank and U.S. Bank National Association or (b) any otherwith respect to any Fronted Letter of Credit, any Revolving Credit Lender from time to time designated by the Borrower as an Issuing Lender with the consent of such Revolving Credit Lender and the Administrative Agent. “Joint Venture”: any joint venture entity, whether a company, unincorporated firm, association, partnership or any other entity which, in each case, in which the REIT or its Subsidiaries has a direct or indirect equity or similar interest and which is not a Wholly Owned Subsidiary of the Borrower.

34 “L/C Administrator”: Barclays Bank PLC, as letter of credit administrator for the Lenders, together with any replacement L/C Administrator. “L/C Advance”: with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Revolving Credit Percentage. All L/C Advances shall be denominated in Dollars. “L/C Borrowing”: an extension of credit resulting from a drawing under any Fronted Letter of Credit that has not been reimbursed on the date when made or refinanced as a borrowing of Revolving Credit Loans hereunder. All L/C Borrowings shall be denominated in Dollars. “L/C Commitment”: as to any Issuing Lender, its commitment to issue Fronted Letters of Credit, and to amend, renew or extend Fronted Letters of Credit previously issued by it, pursuant to Section 3, in an aggregate face amount at any time outstanding not to exceed (a) in the case of any Issuing Lender party hereto as of the Effective Date, the amount set forth opposite such Issuing Lender’s name on Annex A under the heading “L/C Commitment” opposite suchand (b) in the case of any Revolving Credit Lender that becomes an Issuing Lender’s name on Annex A as such amount may be increased or decreased from time to time as agreed to in writinghereunder thereafter, that amount which shall be set forth in the written agreement by which such Revolving Credit Lender shall become an Issuing Lender, in each case as the maximum Outstanding Amount of Fronted Letters of Credit to be issued by such Issuing Lender and, as such commitment may be changed from time to time pursuant to the terms hereof or with the agreement in writing of such Revolving Credit Lender, the Borrower and notified to the Administrative Agent. The aggregate of all L/C Commitments forof all Issuing Lenders as of the Effective Date is $25,000,000shall be less than or equal to the L/C Sublimit at all times. “L/C Credit Extension”: with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof. “L/C Exposure”: for any Lender, at any time, its Issuer”: (a) with respect to Fronted Letters of Credit, the Issuing Lenders and (b) with respect to a Several Letter of Credit, each Revolving Credit Percentage of the total L/C Obligations at such timeLender. “L/C Fee Payment Date”: the last day of each March, June, September and December and the last day of the Revolving Credit Commitment Period. “L/C Obligations”: as at any time, date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit, plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of determining the L/C Obligations held by any Revolving Credit Lender, a Revolving Credit Lender shall be deemed to hold an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the thensuch Revolving Credit Lender’s direct obligation in all outstanding Several Letters of Credit, (b) such Revolving Credit Lender’s risk participation in all outstanding Fronted Letters of Credit and (b) the aggregate amount of drawings underc) such Revolving Credit Lender’s risk participation in all outstanding Several Letters of Credit that have not then been reimbursed pursuant to Section 3.5., if any, with respect to which another Revolving Credit Lender has acted

35 as Limited Fronting Lender on such Revolving Credit Lender’s behalf pursuant to a Limited Fronting Lender Agreement in accordance with Section 3. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.4. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms, but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “L/C Participants”: with respect to any Letter of Credit, the collective reference to all the Revolving Credit Lenders other than the Issuing Lender that issued such Letter of Credit. “L/C Sublimit”: $25,000,000, as such amount may be reduced pursuant to Section 3.9.an amount equal to the least of (a) the aggregate amount of the L/C Commitments of the Issuing Lenders, (b) the Total Revolving Credit Commitments and (c) $25,000,000; provided that, the L/C Sublimit is subject to adjustment in accordance with this Agreement. The L/C Sublimit is part of, and not in addition to, the Total Revolving Credit Commitments. “Lease”: excluding any Operating Lease, Acceptable Lease, or other ground lease or air right lease, each existing or future lease, sublease (to the extent of any Subsidiary’s rights thereunder), license, or other agreement under the terms of which any Person has or acquires any right to occupy or use any Hotel Property of any Subsidiary, or any part thereof, or interest therein, and (a) every modification, amendment or other agreement relating to such lease, sublease, subsublease or other agreement and (b) each existing or future guaranty of payment or performance thereunder. “Lender Payment Amount”: as defined in Section 2.16(g). “Lenders”: as defined in the preamble hereto. “Lessee”: (i) as to Borrowing Base Properties, each of (x) Chatham Leaseco I, LLC, a Florida limited liability company; (y) each of the following entities, all of which are Delaware limited liability companies: Chatham Burlington HG Leaseco LLC, Chatham Cherry Creek HP Leaseco LLC, Chatham Exeter HAS Leaseco LLC, Chatham Holtsville RI Leaseco LLC, Chatham Portland DT Leaseco LLC, Chatham Washington DC Leaseco LLC , and Chatham White Plains RI Leaseco LLC, Chatham Addison Quorum CY Leaseco LLC, Chatham Dallas DT Leaseco LLC, Chatham Denver Tech HG Leaseco LLC, Chatham Portsmouth Leaseco LLC, Chatham Summerville CY Leaseco LLC, Chatham Summerville RI Leaseco LLC, Chatham Dedham RI Leaseco LLC, Chatham Springfield VA Leaseco LLC, Chatham Gaslamp RI Leaseco LLC, Chatham Lugano Leaseco LLC, Chatham Austin RI Leaseco LLC and Chatham Austin TPS Leaseco LLC; or (z) any other Group Member approved by the Administrative Agent in its reasonable discretion; and (ii) as to any other Hotel Property, any Group Member. “Letters of Credit”: as defined in Section 3.1(a)any standby letter of credit issued hereunder. Letters of Credit may only be issued in Dollars.

36 “LIBO Rate”: as defined in the definition of “Eurodollar Base Rate”. “Letter of Credit Application”: an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the Applicable Issuing Party. “Letter of Credit Expiration Date”: with respect to any Letter of Credit, the day that is one year after the Applicable Termination Date with respect to such Letter of Credit. “Lien”: any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing). “Limited Fronting Lender”: as provided in Section 3, any Revolving Credit Lender that agrees that it shall be an issuer with respect to any Non-SLC Bank’s Revolving Credit Percentage of Several Letters of Credit outstanding and/or issued during the period that such Non-SLC Bank is a Non-SLC Bank, in each case pursuant to a Limited Fronting Lender Agreement. “Limited Fronting Lender Agreement”: as defined in Section 3.6(d). “Loan”: any loan made by any Lender pursuant to this Agreement. “Loan Documents”: this Agreement, the Pledge Agreement, the Guarantee Agreement, the ApplicationsIssuer Documents and the Notes. “Loan Parties”: the REIT, the Borrower and each Subsidiary of the Borrower that is a party to a Loan Document. For the avoidance of doubt, a Group Member shall not be a Loan Party solely because it is a beneficiary to ana Letter of Credit Application. “Management Agreement”: with respect to any Hotel Property, unless such Hotel Property is managed by a Group Member which owns (or leases) such Hotel Property, the management agreement entered into by and between the Group Member that owns or leases such Hotel Property and the Qualified Manager, pursuant to which the Qualified Manager is to provide management and other services with respect to such Hotel Property, or, if the context requires, a Qualified Manager who is managing such Hotel Property in accordance with the terms and provisions of this Agreement pursuant to a Replacement Management Agreement, as each may be amended, restated, supplemented or otherwise modified from time to time. “Material Adverse Effect”: (a) a material adverse effect on the business, assets, operations or financial condition or prospects of the Loan Parties, taken as a whole, or in the facts and information regarding such entities as represented to date; (b) a Material Property Event with respect to the Borrowing Base Properties, taken as a whole; (c) a material impairment of the ability of the Loan Parties, taken as a whole, to perform their obligations under the Loan Documents; or (d) a material adverse effect on the legality, validity, binding effect or

37 enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Agents or the Lenders hereunder or thereunder. “Material Acquisition”: any Acquisition (or series of related Acquisitions) or any Investment (or series of related Investments) permitted by Section 7.7 and consummated in accordance with the terms of Section 7.7 for which the aggregate consideration paid in respect of such Acquisition or Investment (including any Indebtedness assumed in connection therewith) is $100,000,000 or more. “Material Environmental Amount”: an amount or amounts payable by any of the Group Members or in respect to any Real Property in the aggregate in excess of $5,000,000, for: costs to comply with any Environmental Law; costs of any investigation, and any remediation, of any Material of Environmental Concern; and compensatory damages (including, without limitation damages to natural resources), punitive damages, fines, and penalties pursuant to any Environmental Law. “Material Property Event”: with respect to any Borrowing Base Property, the occurrence of any event or circumstance occurring or arising after the date of this Agreement that could reasonably be expected to have a (a) material adverse effect with respect to the financial condition or the operations of such Borrowing Base Property, (b) material adverse effect on the ownership of such Borrowing Base Property, or (c) result in a Material Environmental Amount. “Materials of Environmental Concern”: any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products (virgin or used), polychlorinated biphenyls, urea-formaldehyde insulation, asbestos, pollutants, contaminants, radioactivity, and any other materials, substances or forces of any kind, whether or not any such material, substance or force is defined as hazardous or toxic under any Environmental Law, that is regulated pursuant to or could reasonably be expected to give rise to liability under any Environmental Law. “Maximum Facility Availability”: at any date, an amount equal to the lesser of (a) the Total Revolving Credit Commitments on such date and (b)(i) the Borrowing Base on such date, minus (ii) the Term Loan Amount on such date. “Modification Period”: the period beginning on the First Amendment Effective Date and ending on the Modification Period Termination Date. “Modification Period Termination Date”: the date that is the earlier of (i) December 31, 2021 and (ii) the Optional Modification Period Termination Date. “Money Laundering Control Act”: the Money Laundering Control Act of 1986, as amended from time to time. “Moody’s”: Moody’s Investors Service, Inc. and its successors. “Mortgage Financing”: Indebtedness of the type permitted by Section 7.2(h).

38 “Mortgage Notes Receivable”: any mortgage notes receivable, including interest payments thereunder, issued in favor of any Group Member or any Joint Venture in which a Group Member is a member by any Person (other than a Group Member). “Multiemployer Plan”: a multiemployer plan as defined in Section 4001(a)(3) of ERISA that is subject to Title IV of ERISA and (a) to which the Borrower or any Commonly Controlled Entity has an obligation to contribute and (b) in which Hotel Employees participate by virtue of their involvement in the operations of any of the Borrowing Base Properties. “Net Operating Income”: of any Hotel Property for any period, an amount equal to (a) the aggregate Gross Income from Operations of such Hotel Property for such period, minus (b) the sum of (i) all expenses and other proper charges incurred in connection with the operation of such Hotel Property during such period (including real estate taxes, but excluding any management fees, franchise fees, debt service charges, income taxes, depreciation, amortization and other noncash expenses), (ii) the actual management fees paid under the applicable Management Agreement during such period, (iii) a franchise fee that is the greater of 3% of the aggregate Gross Income from Operations of such Hotel Property for such period or the actual franchise fees incurred during such period and (iv) a furniture, fixtures and equipment reserve of 4% of the aggregate Gross Income from Operations of such Hotel Property for such period. “New Revolving Credit Lender”: as defined in Section 2.23(b)(ii). “New Term Loan Lender”: as defined in Section 2.23(c)(i). “Non-Consenting Lender”: as defined in Section 2.22(b). “Non-Excluded Taxes”: as defined in Section 2.18(a). “Non-Recourse Indebtedness”: any Indebtedness other than Recourse Indebtedness. “Non-Recourse Parent Guarantor”: the Borrower and any direct or indirect parent of the Borrower providing a guarantee permitted by Section 7.2(d), 7.2(g), 7.2(h) or 7.2(i). “Non-Recourse Subsidiary Borrower”: a Subsidiary of the Borrower (other than a Borrowing Base Group Member) whose principal assets are the assets securing Indebtedness incurred in accordance with Section 7.2(d), 7.2(g), 7.2(h) or 7.2(i). “Non-SLC Bank”: a Revolving Credit Lender that as a result of one or more policies applicable to it regarding Letters of Credit, is precluded from issuing Several Letters of Credit directly as a L/C Issuer pursuant to the terms of this Agreement. “Non-U.S. Lender”: as defined in Section 2.18(f). “Non-U.S. Participant”: as defined in Section 2.18(f). “Note”: any promissory note evidencing any Loan.

39 “Obligations”: the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans, the Reimbursement Obligations and all other obligations and liabilities of the Borrower to the Administrative Agent or to any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise. “Occupancy Rate”: for any Real Property on any date of determination, the total rooms occupied for the period of four fiscal quarters most recently ended for which financial statements are available (excluding complimentary rooms) divided by the total number of available rooms during such period. “OFAC”: Office of Foreign Assets Control of the United States Department of the Treasury. “OFAC List”: the list of specially designated nationals and blocked persons subject to financial sanctions that is maintained by the U.S. Treasury Department, Office Foreign Assets Control. “Operating Expenses”: with respect to any Hotel Property for any period, the sum of all costs and expenses of operating, maintaining, directing, managing and supervising such Hotel Property (excluding, (a) depreciation and amortization, (b) any scheduled principal and interest payments with respect to any Indebtedness incurred in connection with such Hotel Property, (c) any Capital Expenditures in connection with such Hotel Property, or (d) the costs of any other things specified to be done or provided at the Group Members’ or the Qualified Manager’s sole expense) incurred by the Group Members or the Qualified Manager pursuant to the applicable Management Agreement, or as otherwise specifically provided therein, which are properly attributable to the period under consideration under the REIT’s system of accounting, including without limitation: (i) the cost of all food and beverages sold or consumed and of all necessary chinaware, glassware, linens, flatware, uniforms, utensils and other items of a similar nature, including such items bearing the name or identifying characteristics of the hotels as the Group Members or the Qualified Manager shall reasonably consider appropriate (“Operating Equipment”) and paper supplies, cleaning materials and similar consumable items (“Operating Supplies”) placed in use (other than reserve stocks thereof in storerooms), Operating Equipment and Operating Supplies shall be considered to have been placed in use when they are transferred from the storerooms of such Hotel Property to the appropriate operating departments; (ii) salaries and wages of personnel of such Hotel Property, including costs of payroll taxes and employee benefits; (iii) the cost of all other goods and services obtained by any Group Member or the Qualified Manager in connection with its operation of such Hotel Property including, without limitation, heat and utilities, office supplies and all services performed by third parties, including

40 leasing expenses in connection with telephone and data processing equipment, and all existing and any future installations necessary for the operation of the Improvements for hotel purposes (including, without limitation, heating, lighting, sanitary equipment, air conditioning, laundry, refrigerating, built-in kitchen equipment, telephone equipment, communications systems, computer equipment and elevators), Operating Equipment and existing and any future furniture, furnishings, wall coverings, fixtures and hotel equipment necessary for the operation of the building for hotel purposes which shall include all equipment required for the operation of kitchens, bars, laundries (if any) and dry cleaning facilities (if any), office equipment, cleaning and engineering equipment and vehicles; (iv) the cost of repairs to and maintenance of such Hotel Property other than of a capital nature; (v) the allocated amount of insurance premiums for general liability insurance, workers’ compensation insurance or insurance required by similar employee benefits acts and such business interruption or other insurance as may be provided for protection against claims, liabilities and losses arising from the operation of such Hotel Property (as distinguished from any property damage insurance on such Hotel Property building or its contents) and losses incurred on any self-insured risks of the foregoing types,; provided that, the Borrower and the Qualified Manager have specifically approved in advance such self-insurance or insurance is unavailable to cover such risks; (vi) all real estate and personal property taxes, assessments, water rates or sewer rents, now hereafter levied or assessed or imposed against such Hotel Property or part thereof and Other Charges (other than federal, state or local income taxes and franchise taxes or the equivalent) payable by or assessed against the Group Members or the Qualified Manager with respect to the operation of such Hotel Property; (vii) the allocated amount of legal fees and fees of any firm of independent certified public accounts designated from time to time by the REIT for services directly related to the operation of such Hotel Property; (viii) the costs and expenses of technical consultants and specialized operational experts for specialized services in connection with non-recurring work on operational, legal, functional, decorating, design or construction problems and activities; provided that, as to the Borrowing Base Properties only, if such costs and expenses have not been included in an approved budget, then if such costs exceed $5,000 in any one instance the same shall be subject to approval by the Administrative Agent; (ix) the allocated amount all expenses for advertising such Hotel Property and all expenses of sales promotion and public relations activities; (x) the cost of any reservations system, any accounting services or other group benefits, programs or services from time to time made available to properties in the REIT’s system; (xi) the cost associated with any retail Leases or Operating Leases; (xii) any management fees, basic and incentive fees or other fees and reimbursables paid or payable to the Qualified Manager under the related Management Agreement; (xiii) any franchise fees or other fees and reimbursables paid or payable to the Qualified Franchisor under the related Franchise Agreement; and (xiv) all costs and expenses of owning, maintaining, conducting and supervising the operation of such Hotel Property to the extent such costs and expenses are not included above. “Operating Lease”: with respect to each Hotel Property, the lease agreement entered into by and between the Group Member which owns or leases (pursuant to an Acceptable Lease, in the case of a Borrowing Base Property) such Hotel Property and the applicable Lessee, in each case, as may be amended, restated, supplemented or otherwise modified from time to time. “Optional Modification Period Termination Date”: the date on which the Borrower delivers (i) a Compliance Certificate pursuant to Section 6.2(b) (x) demonstrating pro

41 forma compliance with the financial covenants set forth in Section 7.1(a) through (e), calculated in accordance with such Sections as in effect on the 2018 Amendment Agreement Effective Date, as of the most recent fiscal quarter ended immediately prior to such date and pro forma compliance with Section 7.1(f), and (y) certifying that no Default or Event of Default has occurred and is continuing as such date and (ii) written notice by Borrower to the Administrative Agent electing, in Borrower’s sole and absolute discretion, to terminate the Modification Period concurrently with the delivery of such Compliance Certificate. “Other Charges”: all ground rents, maintenance charges, impositions other than taxes, and any other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Real Property, now or hereafter levied or assessed or imposed against the Real Property or any part thereof. “Other Taxes”: any and all present or future stamp, court or documentary, intangible, recording, filing or similar taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery, performance, registration of, enforcement of, receipt or perfection of a security interest under or otherwise with respect to, this Agreement or any other Loan Document. “Ownership Percentage”: with respect to any Person, the percentage of the total outstanding Capital Stock of such Person held directly and indirectly by the REIT and its Subsidiaries. “Outstanding Amount”: (a) with respect to Revolving Credit Loans and Swing Line Loans on any date, the amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Revolving Credit Loans and Swing Line Loans, as the case may be, occurring on such date and (b) with respect to any L/C Obligations on any date, the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts. “Overnight Rate”: for any day, the greater of (i) the Federal Funds Effective Rate and (ii) an overnight rate determined by the Administrative Agent or the applicable Issuing Lender, as the case may be, in accordance with banking industry rules on interbank compensation. “Participant”: as defined in Section 10.6(b). “Participation Amount”: as defined in Section 3.4(b). “Payment”: as defined in Section 9.15(a). “Payment Amount”: as defined in Section 3.5. “Payment Notice”: as defined in Section 9.15(b).

42 “Payment Office”: the office specified from time to time by the Administrative Agent as its payment office by notice to the Borrower and the Lenders. “PBGC”: the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor). “Periodic Term SOFR Determination Day”: as defined in the definition of “Term SOFR”. “Permitted Construction Financing”: collectively, (a) Non-Recourse Indebtedness incurred to finance the construction or improvement of Real Estate Under Construction (inclusive of Non-Recourse Indebtedness incurred as part of such construction financing and applied to reimburse costs previously paid to fund the related construction) and that is secured by such Real Estate Under Construction and (b) the Warner Center Development Loan. “Permitted Investor”: Jeffrey H. Fisher, together with his spouse, parents, grandparents, siblings, siblings’ children, aunts, uncles, in-laws, children, stepchildren, grandchildren or stepgrandchildren, or one or more trusts or limited liability companies or other entities, the sole beneficiaries, members or equity owners of which are any of the foregoing, and his charitable trusts. “Permitted Limited Recourse Guarantees”: guarantees by any Non-Recourse Parent Guarantor (a) for fraud, misrepresentation, misapplication of cash, waste, environmental claims and liabilities, prohibited transfers, violations of special purpose entity covenants and other circumstances customarily excluded by institutional lenders from exculpation provisions and/or included in separate guarantee or indemnification agreements in non-recourse financing of real estate and customary non-monetary completion and performance guarantees by any Non-Recourse Parent Guarantor, in each case with respect to Indebtedness permitted by Sections 7.2(h) and 7.2(i), and (b) monetary completion guarantees and payment guarantees in connection with Indebtedness permitted by Section 7.2(f) hereof. “Permitted Uses”: collectively, (i) operating expenses of the business of the REIT, the Borrower and their respective Subsidiaries, (ii) costs and expenses included in the budget for fiscal year 20202022 delivered to the Administrative Agent pursuant to Section 6.2(c), (iii) costs and expenses reasonably required to comply with applicable Requirements of Law (or to cure or prevent any violation thereof), (iv) costs and expenses required on an emergency basis to avoid damage or injury to persons or property and (v) other reasonable uses reasonably approved by the Required Lenders. In no event shall Permitted Uses include any use that would be prohibited by the terms of this Agreement. “Person”: an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature. “PIP Plan”: with respect to each Borrowing Base Property, any property improvement program that may be mandated or otherwise required under the applicable Franchise Agreement for such Property or other applicable licensing agreement.

43 “PIP Requirements”: collectively, the obligation of the Loan Parties to comply with the PIP Plans. “Plan”: at a particular time, any employee benefit plan, other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA, that is covered by ERISA and (a) in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA or (b) in which Hotel Employees participate by virtue of their involvement in the operations of any of the Borrowing Base Properties. “Pledge Agreement Termination Date”: the earlier of (x) the date that the Compliance Certificate for the fiscal quarter ending June 30, 2022 is delivered by Borrower to the Administrative Agent pursuant to Section 6.2(b) and (y) the Optional Modification Period Termination Date. “Policies”: as defined in Section 6.5(d). “Preliminary Diligence Materials”: with respect to any Real Property which the Borrower has submitted a written request to be included in as a Borrowing Base Property pursuant to Section 5.3, each of the following documents: (a) a description of such Real Property, including the age, location and size of such Real Property, the Qualified Manager and the Qualified Franchisor; (b) an operating statement with respect to such Real Property for each of the two prior fiscal years and for the current fiscal year through the fiscal quarter most recently ending and for the current fiscal quarter (to the extent available), which shall be audited (to the extent available) or certified by a representative of the Borrower to the best of such representative’s knowledge as being correct and complete in all respects and presents accurately the results of operations of such Property for the periods indicated; provided that, with respect to any period such Real Property was not owned by the Borrower, such information shall only be required to be delivered to the extent reasonably available to the Borrower; (c) a pro forma operating statement or an operating budget for such Real Property with respect to the current and immediately following fiscal years (to the extent available); (d) a budget for capital expenditures for the immediately following twelve-month period showing funding sources acceptable to the Administrative Agent, including any PIP Requirements for such Real Property; and (e) a recent STAR Report for such Real Property. “Prime Rate”: as defined in the definition of “Base Rate”.

44 “Principal Financial Officer”: the chief financial officer, any director (or equivalent) or officer from time to time of the REIT with actual knowledge of the financial affairs of the REIT and its Subsidiaries. “Pro Forma Balance Sheet”: as defined in Section 4.1(a). “Prohibited Person”: any Person identified on the OFAC List or any other Person with whom a U.S. Person may not conduct business or transactions by prohibition of Federal law or Executive Order of the President of the United States of America. “Projections”: as defined in Section 6.2(c). “Property”: any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock. “PTE”: a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Qualified Franchisor”: with respect to any Hotel Property, a Person that licenses or franchises its hotel brand to hotel owners or operators. “Qualified Government Debt”: any unsecured Indebtedness for borrowed money owed to a Governmental Authority (or any other Person (i) acting as a financial agent of a Governmental Authority or (ii) to the extent such Indebtedness is guaranteed by a Governmental Authority) under the CARES Act or incurred under any other federal or state governmental program intended to mitigate the impact of the COVID-19 pandemic; provided that, 100% of the net cash proceeds of any Qualified Government Debt shall be used, in the Borrower’s discretion, only for Permitted Uses or to repay the Obligations,; provided, further, that such use must be consistent with, and permitted by, the requirements of the relevant federal or state government program. “Qualified Manager”: with respect to any Hotel Property, a management company that manages and operates a Hotel Property pursuant to a Management Agreement for such Hotel Property. “Rating Agency”: each of S&P, Moody’s and Fitch, or any other nationally recognized statistical rating agency which has been approved by the Administrative Agent in its sole discretion. “Real Estate Under Construction”: Real Property on which construction of material improvements has commenced or shall concurrently commence with the incurrence of Indebtedness financing such construction and is or shall be continuing to be performed, but has not yet been completed (as such completion is evidenced by the issuance of a temporary or permanent certificate of occupancy (whichever occurs first) for such Real Property).

45 “Real Property”: with respect to any Person, all of the right, title, and interest of such Person in and to land, improvements and fixtures, including ground leases. “REC”: as defined in Section 6.8(c). “Recipient”: as defined in Section 9.15(a). “Recourse Indebtedness”: any Indebtedness, to the extent that recourse of the applicable lender for non-payment is not limited to such lender’s Liens (if any) on a particular asset or group of assets (except to the extent the Property on which such lender has a Lien and to which its recourse for non-payment is limited constitutes cash or Cash Equivalents, to which extent such Indebtedness shall be deemed to be Recourse Indebtedness); provided that, personal recourse of any Person for any such Indebtedness for fraud, misrepresentation, misapplication of cash, waste, environmental claims and liabilities, prohibited transfers, violations of single purpose entity covenants, failure to maintain insurance, failure to pay taxes, and other circumstances customarily excluded by institutional lenders from exculpation provisions and included in separate guaranty or indemnification agreements in non-recourse financing of real estate shall not, by itself, cause such Indebtedness to be characterized as Recourse Indebtedness. For the avoidance of doubt, Recourse Indebtedness shall not include the Obligations. “Refunded Swing Line Loans”: as defined in Section 2.4(b). “Refunding Date”: as defined in Section 2.4. “Register”: as defined in Section 10.6(d). “Regulation U”: Regulation U of the Board as in effect from time to time. “Reimbursement Obligation”: the obligation of the Borrower to reimburse each Issuing LenderL/C Issuer pursuant to Section 3.53 for amounts drawn under Letters of Credit issued by such Issuing LenderL/C Issuer. “REIT”: as defined in the preamble hereto. “REIT Controlled Affiliate”: any Person that directly or indirectly, is controlled by the REIT. For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise. “REIT Permitted Investments”: Investments by the REIT or any Subsidiary of the REIT in the following items at any one time outstanding; provided that, on any date of determination, the aggregate value of such holdings of the REIT and its Subsidiaries shall not exceed the following amounts as a percentage of Total Asset Value on such date: (i) Mortgage Notes Receivables 5% (ii) Pro rata share of Unconsolidated Joint Ventures 20%

46 (iii) Construction in Process 15% (iv) Aggregate of (i) to (iii) 30% provided that, (i) during the Modification Period, the Warner Center Project will be excluded from the determination of Construction in Process and (ii) for the purposes of determining the percentage of Total Asset Value above for each of the first three full fiscal quarters of the Borrower ending immediately following the Modification Period Termination Date, the calculation of Total Asset Value in clause (a) of the definition thereof shall be deemed equal to Total Asset Value as of and for such fiscal quarter (and, in the case of the later two such determinations, each previous fiscal quarter commencing after the Modification Period Termination Date) multiplied by 4, 2 and 4/3 respectively. The amount of Construction in Process to be included in the limit above shall be based on the Group Members’ total budgeted construction costs for renovation or expansion. “REIT Status”: with respect to any Person, (a) the qualification of such Person as a real estate investment trust under Sections 856 through 860 of the Code, and (b) the applicability to such Person and its shareholders of the method of taxation provided for in Section 857 et seq. of the Code, including a deduction for dividends paid. “Related Fund”: with respect to any Lender, any fund that (x) invests in commercial loans and (y) is managed or advised by the same investment advisor as such Lender, by such Lender or an affiliate of such Lender. “Relevant Governmental Body”: the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto. “Rents”: with respect to each Borrowing Base Property, all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of the Loan Parties or their agents or employees from any and all sources arising from or attributable to such Borrowing Base Property, and proceeds, if any, from business interruption or other loss of income or insurance, including, without limitation, all hotel receipts, revenues and credit card receipts collected from guest rooms, restaurants, bars, meeting rooms, banquet rooms and recreational facilities, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by the Loan Parties or any operator or manager of the hotel or the commercial space located in the Improvements or acquired from others (including, without limitation, from the rental of any office space, retail space, guest rooms or other space, halls, stores, and offices, and deposits securing reservations of such space), license, lease, sublease and concession fees and rentals, health club membership fees, food and beverage wholesale and retail sales, service

47 charges, vending machine sales and proceeds, if any, from business interruption or other loss of income insurance. “Reorganization”: with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA. “Replacement Franchise Agreement”: either (i) a franchise, trademark and license agreement with a Qualified Franchisor substantially in the same form and substance as the Franchise Agreement being replaced, or (ii) a franchise, trademark and license agreement with a Qualified Franchisor, which franchise, trademark and license agreement shall be reasonably acceptable to the Administrative Agent in form and substance. “Replacement Management Agreement”: either (i) a management agreement with a Qualified Manager substantially in the same form and substance as the Management Agreement being replaced, or (ii) a management agreement with a Qualified Manager, which management agreement shall be in form and substance reasonably acceptable to the Administrative Agent. “Reportable Event”: any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the 30-day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. § 4043. “Required Lenders”: at any time, the holders of more than 50% of the Total Revolving Credit Commitments then in effect or, if the Revolving Credit Commitments have been terminated, the Total Revolving Extensions of Credit then outstanding. The Total Revolving Extensions of Credit of any Defaulting Lender shall be disregarded in determining Required Lenders at any time. “Requirements of Law”: as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any treaty, federal, state, county, municipal and other governmental statutes, laws, orders, rules, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities or determination of an arbitrator or a court, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject, or the construction, use, alteration or operation of any Real Property, or any part thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and, with respect to any Real Property, all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to the Group Members, at any time in force affecting such Real Property or any part thereof. “Residence Inn Holtsville”: that certain 124-room hotel property located in Holtsville, New York. “Residence Inn Mountain View”: that certain hotel property located in Mountain View, California, containing no fewer than 112 rooms.

48 “Residence Inn Silicon Valley I”: that certain hotel property located in Sunnyvale, California, containing no fewer than 231 rooms. “Residence Inn Silicon Valley II”: that certain hotel property located in Sunnyvale, California, containing no fewer than 248 rooms. “Residence Inn San Mateo”: that certain hotel property located in San Mateo, California, containing no fewer than 160 rooms. “Residence Inn White Plains”: that certain 133-room hotel property located in White Plains, New York. “Resolution Authority”: an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer”: the chief executive officer, president or chief financial officer of the REIT, but in any event, with respect to financial matters, the chief financial officer of the REIT. “Restoration”: the repair and restoration of a Hotel Property after a Casualty or Condemnation as nearly as possible to the condition the Hotel Property was in immediately prior to such Casualty or Condemnation, with, in the case of a Borrowing Base Property, such alterations as may be reasonably approved by the Administrative Agent. “Restricted Borrowing Base Property”: any Borrowing Base Property for which the Loan Parties have not furnished to the Administrative Agent financial statements pursuant to Section 6.1, in form and substance satisfactory to the Administrative Agent, demonstrating operating results for such Borrowing Base Property for a period of twelve months or more. “Restricted Payments”: as defined in Section 7.6. “Revolving Commitment Increase Notice”: each notice delivered by the Borrower to the Administrative Agent pursuant to Section 2.23 requesting an increase to the Revolving Credit Commitments. “Revolving Credit Commitment”: as to any Lender, the obligation of such Lender, if any, to make Revolving Credit Loans, issue Several Letters of Credit to the Borrower and participate in Swing Line Loans and Letters of Credit, in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Revolving Credit Commitment” opposite such Lender’s name on Annex A, or, as the case may be, in the Assignment and Assumption substantially in the form of Exhibit E pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Total Revolving Credit Commitments is $250,000,000215,000,000. “Revolving Credit Commitment Period”: the period from and including the Effective Date to the Revolving Credit Termination Date.

49 “Revolving Credit Increase Effective Date”: as defined in Section 2.23(b)(v). “Revolving Credit Lender”: each Lender that has a Revolving Credit Commitment or that is the holder of Revolving Credit Loans. “Revolving Credit Loans”: as defined in Section 2.1. “Revolving Credit Note”: as defined in Section 2.5(e). “Revolving Credit Percentage”: as to any Revolving Credit Lender at any time, the percentage which such Lender’s Revolving Credit Commitment then constitutes of the Total Revolving Credit Commitments (or, at any time after the Revolving Credit Commitments shall have expired or terminated, the percentage which the aggregate amount of such Lender’s Revolving Extensions of Credit then outstanding constitutes of the Total Revolving Extensions of Credit then outstanding). “Revolving Credit Termination Date”: March 8October 28, 20222026, as such date may be extended pursuant to Section 2.6. “Revolving Extensions of Credit”: as to any Revolving Credit Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (b) such Lender’s Revolving Credit Percentage of the L/C Obligations then outstanding and (c) such Lender’s Revolving Credit Percentage of the aggregate principal amount of Swing Line Loans then outstanding. “Revolving Offered Increase Amount”: with respect to any Revolving Commitment Increase Notice, the amount of the increase in Revolving Credit Commitments requested by the Borrower in such Revolving Commitment Increase Notice pursuant to Section 2.23(a). “RevPAR”: on any date of determination for any Real Property, an amount equal to (a) the Occupancy Rate for such Real Property for the period of four fiscal quarters most recently ended for which financial statements are available multiplied by (b) Average Daily Rate for such Real Property for such period. “S&P”: Standard & Poor’s Ratings Services and its successors. “Sanctioned Country”: at any time, a country, region or territory which is itself, or whose government is, the target of any Sanctions. “Sanctioned Person”: at any time, any person that is, or is directly or indirectly owned or controlled by one or more persons that are (a) listed on any Sanctions-related list of designated persons maintained by the U.S. government (including the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State), the United Nations Security Council, the European Union, His Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority, or (b) operating, located, organized, or resident in a Sanctioned Country.

50 “Sanctions”: economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government (including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury), the United Nations Security Council, the European Union, His Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority. “Seasoned Property”: each Borrowing Base Property that has been owned by the Group Members for more than four full fiscal quarters. “SEC”: the Securities and Exchange Commission (or successors thereto or an analogous Governmental Authority). “Second Extended Revolving Credit Termination Date”: as defined in Section 2.6(c). “Secured Indebtedness”: of any Person at any date, without duplication, all Indebtedness of such Person outstanding on such date that is secured in any manner by any Lien on any Property or (to the extent hereinafter provided) any Capital Stock,; provided that, notwithstanding the foregoing, Indebtedness that is secured by a pledge of Capital Stock and not by Property owned by the issuer of such Capital Stock shall constitute Secured Indebtedness only if such Property also secures Indebtedness of such issuer. “Secured Recourse Debt”: at any date, an amount equal to the Consolidated Secured Debt on such date that is Recourse Indebtedness. “Several Letter of Credit”: a Letter of Credit issued severally by or on behalf of the Revolving Credit Lenders pursuant to which the Revolving Credit Lenders are severally liable to the beneficiary which shall be substantially in the form of Annex III to the 2022 Amendment Agreement or such other form agreed by the Borrower and the L/C Administrator (with the consent of all Revolving Credit Lenders, such consent not to be unreasonably withheld, conditioned or delayed; it being understood that such other form shall be deemed acceptable to all Revolving Credit Lenders unless the L/C Administrator has received written notice to the contrary within two Business Days after the L/C Administrator has notified of such other agreed form to the Revolving Credit Lenders). “Single Employer Plan”: any Plan that is covered by Title IV of ERISA or Section 412 of the Code, other than a Multiemployer Plan. “SOFR”: with respect to any U.S. Government Securities Business Day, a rate per annum equal to the secured overnight financing rate for such U.S. Government Securities Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding U.S. Government Securities Business Day. “SOFR Administrator”: the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on . “SOFR Administrator’s Website”: the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org (, or any successor source for the secured

51 overnight financing rate identified as such by the SOFR aAdministrator of the secured overnight financing rate from time to time). “SOFR Loan”: a Loan that bears interest at a rate based on Daily Simple SOFR and Term SOFR, other than, in each case, pursuant to clause (c) of the definition of “Base Rate”. “SOFR Rate Day”: as defined in the definition of “Daily Simple SOFR”. “Solvent”: with respect to any Person, as of any date of determination, (a) the amount of the “present fair saleable value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) “debt” means liability on a “claim”, and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured. “SPC”: as defined in Section 10.6(g). “Specially Designated Nationals List”: the Specially Designated Nationals and Blocked Persons List maintained by OFAC and available at http://www.ustreas.gov/offices/ enforcement/ofac/sdn/, or as otherwise published from time to time. “STAR Report”: with respect to any Real Property, a Smith Travel Accommodation Report (STAR) by Smith Travel Research or any other report which reflects market penetration and relevant hotel properties competing with such Real Property, in each case in form and substance reasonably satisfactory to the Administrative Agent. “State”: any state, commonwealth or territory of the United States of America, in which the subject of such reference or any part thereof is located. “Subsidiary”: as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

52 “Subsidiary Guarantor”: each Subsidiary of the Borrower that is a party to the Guarantee Agreement. “Supermajority Lenders”: at any time, the holders of more than 66⅔% of the Total Revolving Credit Commitments then in effect or, if the Revolving Credit Commitments have been terminated, the Total Revolving Extensions of Credit then outstanding. The Total Revolving Extensions of Credit of any Defaulting Lender shall be disregarded in determining Supermajority Lenders at any time. “Swing Line Commitment”: as to any Swing Line Lender, the amount set forth under the heading “Swing Line Commitment” opposite such Swing Line Lender’s name on Annex A as such amount may be increased or decreased from time to time in writing by such Swing Line Lender and the Borrower and notified to the Administrative Agent. The aggregate of all Swing Line Commitments for all Swing Line Lenders as of the Effective Date is $25,000,000. “Swing Line Exposure”: for any Lender, at any time, its Revolving Credit Percentage of the aggregate amount of all Swing Line Loans outstanding at such time. “Swing Line Lenders”: Barclays Bank PLC, Citibank, N.A.Capital One, National Association, Regions Bank and U.S.Wells Fargo Bank, National Association, in their respective capacities as the lenders of Swing Line Loans. “Swing Line Loans”: as defined in Section 2.3. “Swing Line Note”: as defined in Section 2.5(e). “Swing Line Participation Amount”: as defined in Section 2.4(c). “Swing Line Sublimit”: $25,000,000, as such amount may be reduced pursuant to Section 2.4(f). The Swing Line Sublimit is part of, and not in addition to, the Total Revolving Credit Commitments. “Syndication Agent”: as defined in the preamble hereto. “Tangible Net Worth”: on any date of determination, the stockholders’ equity of the Group Members determined on a consolidated basis plus accumulated depreciation and amortization, minus, to the extent included in determining such stockholders’ equity: (a) the amount of any write-up in the book value of any assets reflected in any balance sheet resulting from revaluation thereof or any write-up in excess of the cost of such assets acquired and (b) the aggregate of all amounts appearing on the assets side of any such balance sheet for franchises, licenses, permits, patents, patent applications, copyrights, trademarks, service marks, trade names, goodwill, treasury stock, experimental or organizational expenses and other like assets which would be classified as intangible assets under GAAP, all as determined on a consolidated basis. “Tenant”: any Person leasing, subleasing or otherwise occupying any portion of a Hotel Property under a Lease or other occupancy agreement with the Subsidiary that is the direct owner or lessee of such Hotel Property.

53 “Term Benchmark”: when used in reference to any Loan, refers to whether such Loan is bearing interest at a rate determined by reference to Term SOFR. “Term Benchmark Tranche”: when used in the collective reference to Loans having a Term Benchmark, the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day). “Term Loan Amount”: the aggregate principal amount of Loans (as defined in the Term Credit Agreement (as in effect on the Effective Date)) then outstanding under the Term Loan Credit Agreement. “Term Loan Credit Agreement”: that certain Term Loan Credit Agreement, dated as of October 28, 2022, among the REIT, the Borrower, the several banks and other financial institutions or entities from time to time part thereto, Regions Capital Markets and Capital One, National Association, as joint lead arrangers, Capital One, National Association, as syndication agent, and Regions Bank, as administrative agent, as the same may be amended, restated, supplemented or modified from time to time. “Term Loan Documents”: means Loan Documents (as defined in the Term Loan Credit Agreement (as in effect on the Effective Date)). “Term Loan Obligations”: means Obligations (as defined in the Term Loan Credit Agreement (as in effect on the Effective Date)). “Term SOFR”: (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator, plus the Applicable SOFR Adjustment; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator, plus the Applicable SOFR Adjustment; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate

54 Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate SOFR Determination Day; provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Administrator”: the CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Loan”: a Loan that bears interest at a rate based on Term SOFR. “Term SOFR Reference Rate”: for the applicable corresponding tenor, rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Third Amendment Effective Date” means December 16, 2020. “Third Party Reports”: with respect to any Real Property which the Borrower has submitted a written request to be included in as an Additional Borrowing Base Property pursuant to Section 5.3, each of the following documents prepared for such Real Property: (a) an Acceptable Environmental Report; (b) a property condition and structural reports; (c) seismic reports; and (d) zoning reports. “Total Asset Value”: as of any date of determination, without duplication, with respect to the Group Members on a consolidated basis, the sum of (a) for Real Property assets owned for four full consecutive fiscal quarters or more as of such date, an amount equal to (x) Net Operating Income for such Real Property assets for the four consecutive fiscal quarters most recently ending on or immediately prior to such date minus the aggregate amount of Net Operating Income attributable to each such Real Property asset acquired, sold or otherwise disposed of during such period, divided by (y) the Capitalization Rate with respect to such Real Property assets, (b) the acquisition cost of each Real Property asset (other than Construction in Process) acquired during the most recent four consecutive fiscal quarters ending on or prior to such date, (c) cost of Construction in Process (including the purchase price of the related Real Property) plus the GAAP book value of any capital expenditures in connection with the

55 renovation or expansion or such Real Property in the most recent balance sheet delivered pursuant to Section 6.1, (d) unrestricted cash and Cash Equivalents on the last day of the four consecutive fiscal quarters ending on or immediately prior to such date, (e) the Group Members’ pro rata share of the foregoing items in clauses (a), (b) and (c) attributable to interests in Unconsolidated Joint Ventures (other than Excluded Joint Ventures), (f) an amount equal to the aggregate book value of accounts receivable, Mortgage Notes Receivable, construction loans, capital improvement loans and other loans not in default owned by the Group Members and (g) capitalized costs for expenditures related to room expansions under construction, in accordance with GAAP (construction in progress book value), for the Residence Inn Silicon Valley I, the Residence Inn Silicon Valley II and the Residence Inn San Mateo; provided; however, that the Warner Center Project shall continue to be included in subclause (c) of this definition of “Total Asset Value” until the renovation of the Warner Center Project has been completed and the Warner Center Project is opened for business to the general public for a period of four (4) full consecutive fiscal quarters and, thereafter, the Warner Center Project shall be valued in accordance with subclause (a) of this definition of “Total Asset Value”. “Total Revolving Credit Commitments”: at any time, the aggregate amount of the Revolving Credit Commitments then in effect. “Total Revolving Extensions of Credit”: at any time, the aggregate amount of the Revolving Extensions of Credit of the Revolving Credit Lenders outstanding at such time. “Transferee”: as defined in Section 10.14. “TRS Holding”: Chatham TRS Holding, Inc., a Florida corporation. “TRS Subsidiary”: each Subsidiary listed on Schedule 1.1F and any other Subsidiary of the Borrower that is a “taxable REIT subsidiary” within the meaning of section 856(l) of the Code. “Type”: as to any Loan, its nature as a Base Rate Loan or, a EurodollarTerm SOFR Loan or, subject to Section 2.15, a Daily Simple SOFR Loan. “UK Financial Institution”: any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority”: the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement”: the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

56 “Unconsolidated Joint Venture”: with respect to any Group Member, any Joint Venture in which such Group Member has an interest that is not consolidated with such Group Member in accordance with GAAP. “Uniform System of Accounts”: the most recent edition of the Uniform System of Accounts for the Lodging Industry as published by the American Hotel & Lodging Association Educational Institute, as amended from time to time. “Unreimbursed Amount”: as defined in Section 3.3. “Unsecured Indebtedness”: of any Person at any date, without duplication, all Indebtedness of such Person outstanding on such date that is not Secured Indebtedness. “Urban Acquired Property”: any Real Property purchased by the Loan Parties, which has a downtown or central business district location in Boston, Chicago, Los Angeles, Manhattan, San Francisco or Washington D.C. “U.S. Government Securities Business Day”: any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “USA PATRIOT Act”: the United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56), as amended from time to time. “USD LIBOR”: the London interbank offered rate for U.S. dollars.” “Warner Center Development Loan”: Indebtedness in an aggregate amount not exceeding $40,000,000 at any one time outstanding, secured by the Real Property located at 5957 Variel Avenue, Los Angeles, California (the “Warner Center Project”), including for the avoidance of any doubt, any guarantees and indemnities described in and permitted under Section 7.2(i) and (j) hereof, incurred to finance the construction and development of the Warner Center Project (inclusive of Indebtedness incurred as part of such construction financing and applied to reimburse costs previously paid to fund the related construction) provided that, (x) the outstanding principal balance of such loan shall not exceed 65% of the value of the Warner Center Project, based on an independent appraisal obtained on or about the time such loan is closed completed by an MAI certified appraiser in accordance with the Uniform Standards of Professional Appraisal Practice in form and substance reasonably satisfactory to the Administrative Agent and (y) except during the Modification Period, after giving pro forma effect to such Indebtedness and the use of proceeds therefrom, the Borrower shall be in compliance with the provisions of Section 7.1 hereof. “Wholly Owned Subsidiary”: as to any Person, any other Person all of the Capital Stock of which (other than directors’ qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

57 “Wholly Owned Subsidiary Guarantor”: any Subsidiary Guarantor that is a Wholly Owned Subsidiary of the Borrower. “Write-Down and Conversion Powers”: (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto. (b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to the REIT, the Borrower and its Subsidiaries not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under the Uniform System of Accounts and reconciled in accordance with GAAP, as applicable. (c) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified. (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. (e) All calculations of financial ratios set forth in Section 7.1 and the calculation of the Consolidated Leverage Ratio for purposes of determining the Applicable Margin shall be calculated to the same number of decimal places as the relevant ratios are expressed in and shall be rounded upward if the number in the decimal place immediately following the last calculated decimal place is five or greater. For example, if the relevant ratio is to be calculated to the hundredth decimal place and the calculation of the ratio is 5.126, the ratio will be rounded up to 5.13. 1.3 LLC Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new

58 Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Eequity Iinterests at such time. 1.4 Letter of Credit Amounts. Unless otherwise specified herein, the amount of any Letter of Credit at any time shall be deemed to be the Dollar amount of the stated amount of such Letter of Credit in effect at such time; provided that, with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. SECTION 2 AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENT 2.1 Revolving Credit Commitments. (a) Subject to the terms and conditions hereof, each Revolving Credit Lender severally agrees to make revolving credit loans (the “Revolving Credit Loans”) to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding (i) for such Revolving Credit Lender which, when added to such Lender’s Revolving Credit Percentage of the sum of (x) the L/C Obligations then outstanding and (y) the aggregate principal amount of the Swing Line Loans then outstanding does not exceed the amount of such Lender’s Revolving Credit Commitment and (ii) the Total Revolving Extensions of Credit shall at no time exceed the Maximum Facility Availability at such time. During the Revolving Credit Commitment Period the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Revolving Credit Loans may from time to time be EurodollarTerm SOFR Loans or, Base Rate Loans or, subject to Section 2.15, Daily Simple SOFR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.11,; provided that, no Revolving Credit Loan shall be made as a EurodollarTerm SOFR Loan after the day that is one month prior to the Revolving Credit Termination Date. (b) The Borrower shall repay all outstanding Revolving Credit Loans on the Revolving Credit Termination Date. 2.2 Procedure for Revolving Credit Borrowing. The Borrower may borrow under the Revolving Credit Commitments on any Business Day during the Revolving Credit Commitment Period,; provided that, the Borrower shall deliver to the Administrative Agent a Borrowing Notice (which Borrowing Notice must be received by the Administrative Agent prior to 12:00 Noon (New York City time) (i) three Business Days prior to the requested Borrowing Date, in the case of EurodollarTerm SOFR Loans, or (ii) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans). Each borrowing of Revolving Credit Loans under the Revolving Credit Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $1,000,000 or a whole multiple in excess thereof (or, if the then aggregate Available Revolving Credit Commitments are less than $1,000,000, such lesser amount) and (y) in the case of EurodollarTerm SOFR Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof; provided, that, each Swing Line Lender may request, on behalf of the Borrower, borrowings of Base Rate Loans under the Revolving Credit Commitments in other amounts

59 pursuant to Section 2.4. Upon receipt of any such Borrowing Notice from the Borrower, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof. Each Revolving Credit Lender will make its Revolving Credit Percentage of the amount of each borrowing of Revolving Credit Loans available to the Administrative Agent for the account of the Borrower at the Funding Office prior to 1:00 P.M. (New York City time) on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent in like funds as received by the Administrative Agent.; provided that, if on the date the Borrowing Notice with respect to such borrowing is given by the Borrower, there are L/C Borrowings outstanding, then the proceeds of such borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and, second, shall be made available to the Borrower as provided above. 2.3 Swing Line Commitment. (a) Subject to the terms and conditions hereof, each Swing Line Lender agrees that, during the Revolving Credit Commitment Period, it will make available to the Borrower in the form of swing line loans (“Swing Line Loans”) in each case, a portion of the credit otherwise available to the Borrower under the Revolving Credit Commitments; provided that, (i)(x) the aggregate principal amount of Swing Line Loans made by such Swing Line Lender outstanding at any time shall not exceed the lesser of (1) one-quarter of the Swing Line Sublimit and (2) such Swing Line Lender’s Swing Line Commitment, (y) the aggregate principal amount of Swing Line Loans outstanding at any time shall not exceed the Swing Line Sublimit (in each case, notwithstanding that each Swing Line Lender’s Swing Line Loans outstanding at any time, when aggregated with such Swing Line Lender’s other outstanding Revolving Credit Loans hereunder, may exceed the Swing Line SublimitCommitment then in effect) and (z), minus the aggregate principal amount of Swing Line Loans made by such Swing Line Lender outstanding at any time, together with its L/C Obligations in respect of Letters of Credit and its other outstanding Revolving Credit Loans hereunder, and (y) the aggregate principal amount of Swing Line Loans outstanding at any time shall not exceed suchthe Swing Line Lender’s Revolving Credit Commitment then in effectSublimit, (ii) the Borrower shall not request, and each Swing Line Lender shall not make, any Swing Line Loan if, after giving effect to the making of such Swing Line Loan, the aggregate amount of the Available Revolving Credit Commitments would be less than zero and (iii) the Total Revolving Extensions of Credit shall at no time exceed the Maximum Facility Availability at such time. During the Revolving Credit Commitment Period, the Borrower may use the Swing Line Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swing Line Loans shall be Base Rate Loans only. (b) The Borrower shall repay all outstanding Swing Line Loans to the applicable Swing Line Lender on or before the day that is ten days after the Borrowing Date of each such Swing Line Loan. The applicable Swing Line Lender shall deliver prompt written notice to the Administrative Agent following the repayment of any of such Swing Line Lender’s Swing Line Loans. 2.4 Procedure for Swing Line Borrowing; Refunding of Swing Line Loans. (a) The Borrower may borrow under the Swing Line Commitment on any Business Day during the Revolving Credit Commitment Period from any one or more Swing Line Lenders (subject to the limitations set forth herein); provided that, the Borrower shall give the applicable Swing Line

60 Lenders and the Administrative Agent irrevocable notice in writing (which notice must be received by the applicable Swing Line Lenders not later than 1:00 P.M. (New York City time) on the proposed Borrowing Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date. Each borrowing under the Swing Line Commitment shall be in an amount equal to $500,000 or a whole multiple of $100,000 in excess thereof. Promptly following receipt of any such notice from the Borrower, the Administrative Agent shall provide written confirmation to the applicable Swing Line Lender that, after giving effect to the Swing Line Loan requested to be made, (i) the aggregate outstanding amount of Swing Line Loans does not exceed the Swing Line Sublimit, (ii) the aggregate amount of Available Revolving Credit Commitments is greater than zero and (iii) the Total Revolving Extensions of Credit does not exceed the Maximum Facility Availability,; provided that, (x) such confirmation by the Administrative Agent shall be based solely on, and without independent verification of, (A) the most recent Borrowing Base Certificate delivered by the Borrower, (B) notices of the borrowing and repayment of Swing Line Loans delivered by the Swing Line Lenders to the Administrative Agent pursuant to Section 2.3(b) and this Section 2.4(a), respectively, and (C) notices of the issuance and termination of Letters of Credit delivered by thean Applicable Issuing LendersParty to the Administrative Agent pursuant to Sections 3.23 and 3.7, respectively, and (y) each determination by the Administrative Agent pursuant to this Section 2.4(a) shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. Not later than 3:00 P.M. (New York City time) on the Borrowing Date specified in the borrowing notice in respect of any Swing Line Loan, the applicable Swing Line Lenders shall make available to the Borrower at such account specified by the Borrower in the applicable borrowing notice an amount in immediately available funds equal to the amount of such Swing Line Loan. Each Swing Line Lender shall promptly give notice to the Administrative Agent of each Swing Line Loan made by such Swing Line Lender (including the amount thereof) and provide notice to the Administrative Agent of the outstanding balance of all Swing Line Loans of such Swing Line Lender upon the request of the Administrative Agent. (b) Each Swing Line Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs each Swing Line Lender to act on its behalf), on one Business Days’ notice given by such Swing Line Lender to the Administrative Agent no later than 12:00 Noon (New York City time) request each Revolving Credit Lender to make, and each Revolving Credit Lender hereby agrees to make, a Revolving Credit Loan (which shall initially be a Base Rate Loan), in an amount equal to such Revolving Credit Lender’s Revolving Credit Percentage of the aggregate amount of such Swing Line Lender’s Swing Line Loans (the “Refunded Swing Line Loans”) outstanding on the date of such notice, to repay such Swing Line Lender. Each Revolving Credit Lender shall make the amount of such Revolving Credit Loan available to the Administrative Agent at the Funding Office in immediately available funds, not later than 10:00 A.M. (New York City time) one Business Day after the date of such notice. The proceeds of such Revolving Credit Loans shall be made immediately available by the Administrative Agent to the applicable Swing Line Lender for application by such Swing Line Lender to the repayment of the Refunded Swing Line Loans. (c) If prior to the time a Revolving Credit Loan would have otherwise been made pursuant to Section 2.4(b), one of the events described in Section 8.1(f) shall have occurred and be continuing with respect to the Borrower, or if for any other reason, as determined by any Swing Line Lender in its sole discretion, Revolving Credit Loans may not be

61 made as contemplated by Section 2.4(b), each Revolving Credit Lender shall, on the date such Revolving Credit Loan was to have been made pursuant to the notice referred to in Section 2.4(b) (the “Refunding Date”), purchase for cash an undivided participating interest in such Swing Line Lender’s then outstanding Swing Line Loans by paying to such Swing Line Lender an amount (the “Swing Line Participation Amount”) equal to (i) such Revolving Credit Lender’s Revolving Credit Percentage times (ii) the sum of the aggregate principal amount of such Swing Line Lender’s Swing Line Loans then outstanding which were to have been repaid with such Revolving Credit Loans. (d) Whenever, at any time after a Swing Line Lender has received from any Revolving Credit Lender such Lender’s Swing Line Participation Amount, such Swing Line Lender receives any payment on account of such Swing Line Lender’s Swing Line Loans, such Swing Line Lender will distribute to such Lender its Swing Line Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all such Swing Limne Lender’s Swing Line Loans then due); provided, however, that in the event that such payment received by such Swing Line Lender is required to be returned, such Revolving Credit Lender will return to such Swing Line Lender any portion thereof previously distributed to it by such Swing Line Lender. (e) Each Revolving Credit Lender’s obligation to make the Loans referred to in Section 2.4(b) and to purchase participating interests pursuant to Section 2.4(c) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender or the Borrower may have against any Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other Revolving Credit Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. (f) Any Swing Line Lender may resign upon 30 days’ notice to the Administrative Agent, the Lenders and the Borrower. In the event of any such resignation, the Borrower shall be entitled to appoint from among the Lenders a successor Swing Line Lender hereunder by written agreement among the Borrower, the Administrative Agent, the resigning Swing Line Lender and the successor Swing Line Lender,; provided that, the failure by the Borrower to appoint a successor shall not affect the resignation of such Swing Line Lender. Any Swing Line Lender resigning hereunder shall (i) retain all the rights of a Swing Line Lender set forth in this Agreement and the other Loan Documents with respect to Swing Line Loans made by it and outstanding as of the effective date of its resignation, including the right to require the Lenders to make Loans or purchase participations in outstanding Swing Line Loans pursuant to Section 2.4, but, after receipt by the Administrative Agent, the Lenders and the Borrower of notice of resignation from such Swing Line Lender, such Swing Line Lender shall not be required, and shall be discharged from its obligations, to make additional Swing Line Loans,

62 without affecting its rights and obligations with respect to Swing Line Loans previously made by it and (ii) the provisions of Sections 2.17, 2.18 and 10.5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was a Swing Line Lender under this Agreement. Upon the appointment of a successor Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the resigning Swing Line Lender and (b) the successor Swing Line Lender shall repay all outstanding Obligations with respect to Swing Line Loans due to the resigning Swing Line Lender. In the event that the Borrower does not appoint a successor Swing Line Lender to replace a resigning Swing Line Lender, on the effective date of such resigning Swing Line Lender’s resignation, (x) such Swing Line Lender’s Swing Line Commitment shall automatically terminate and (y) the Swing Line Sublimit shall automatically be reduced by an amount equal to such Swing Line Lender’s Swing Line Commitment until the Borrower appoints a successor Swing Line Lender, if any, in accordance with this Section 2.4(f),; provided that, in no event shall the aggregate Swing Line Commitments of all Swing Line Lenders exceed the Swing Line Sublimit. The Administrative Agent shall notify the Revolving Credit Lenders of any such resignation or replacement of a Swing Line Lender. 2.5 Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to (i) the Administrative Agent for the account of the appropriate Revolving Credit Lender the then unpaid principal amount of each Revolving Credit Loan of such Revolving Credit Lender on the Revolving Credit Termination Date (or on such earlier date on which the Loans become due and payable pursuant to Section 8.1) and (ii) to each Swing Line Lender the then unpaid principal amount of each Swing Line Loan of such Swing Line Lender on the Revolving Credit Termination Date (or on such earlier date on which the Loans become due and payable pursuant to Section 8.1). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the Effective Date until payment in full thereof, in each case, at the rates per annum, and on the dates, set forth in Section 2.13. (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement. (c) The Administrative Agent, on behalf of the Borrower, shall maintain the Register pursuant to Section 10.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Revolving Credit Loan made hereunder and any Note evidencing such Revolving Credit Loan, the Type of such Revolving Credit Loan and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Revolving Credit Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Revolving Credit Lender’s share thereof. Each Swing Line Lender, on behalf of the Borrower, shall record (i) the amount of each Swing Line Loan made by such Swing Line Lender hereunder and any Note evidencing such Swing Line Loan, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to such Swing Line Lender

63 hereunder and (iii) the amount of any sum received by such Swing Line Lender hereunder from the Borrower. (d) The entries made in the Register and the accounts of each Lender maintained pursuant to Section 2.5(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement. (e) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will promptly execute and deliver to such Lender a promissory note of the Borrower evidencing any Revolving Credit Loans or Swing Line Loans, as the case may be, of such Lender, substantially in the forms of Exhibit F-1 or F-2, respectively (a “Revolving Credit Note” or “Swing Line Note”, respectively), with appropriate insertions as to date and principal amount; provided, that, delivery of Notes shall not be a condition precedent to the occurrence of the Effective Date or the making of the Loans or issuance of Letters of Credit on the Effective Date. 2.6 Extension of Revolving Credit Termination Date. (a) On or . (a) During the period commencing not more than 120 days prior to the Fourth Amendment Effective , and ending not less than 30 days prior to, the Revolving Credit Termination Date then in effect, the Borrower may request one one-yeartwo six-month extensions of the Revolving Credit Termination Date by delivering to the Administrative Agent a written notice (the “Extension Request”), which the Administrative Agent shall distribute promptly to the Lenders,; provided that, (i) the Borrower may not submit more than onetwo Extension Requests (except as provided in Section 2.6(b) below) and (ii) the Revolving Credit Termination Date, as extended, shall not be later than the earlier of (x) March 8, 2023October 28, 2027 and (y) the date that is one year prior to the earliest maturity date of any Incremental Term Loans, if any. The Administrative Agent and the Lenders acknowledge and agree that the Extension Request has been deemed given by the Borrower on the Fourth Amendment Effective Date. The extension of the Revolving Credit Termination Date pursuant to this Section 2.6(a) shall become automatically effective on the date on which the following conditions have been satisfied (and by execution of the Fourth Amendment to Amended and Restated Credit Agreement, dated as of the Fourth Amendment Effective Date, the Administrative Agent and the Lenders acknowledge and agree that the following conditions have been deemed satisfied): (i) the Administrative Agent shall have received the Extension Request; (ii) no Default or Event of Default shall have occurred and be continuing either on the date that the Borrower delivers the Extension Request, or on the original Revolving Credit Termination Date immediately prior to or after giving effect to such extension, provided that, the Borrower shall deliver a certificate from a Responsible Officer together with the Extension Request

64 certifying that no Default or Event of Default shall have occurred and be continuing on such date; and (iii) the Borrower shall have paid to the Administrative Agent, for distribution to each Lender, a one-time fee in an amount equal to 0.15% of the Revolving Credit Commitment of such Lender on such date (or, if the Revolving Credit Commitments have been terminated, the aggregate principal amount of the Revolving Credit Loans then outstanding). (b) The Borrower may request two (2) six-month extensions of the Revolving Credit Termination Date by delivering to the Administrative Agent an Extension Request, which the Administrative Agent shall distribute promptly to the Lenders, provided that, (i) the Borrower may not submit more than two (2) Extension Requests and (ii) the Revolving Credit Termination Date, as extended, shall not be later than the earlier of (x) March 8, 2024 and (y) the date that is one year prior to the earliest maturity date of any Incremental Term Loans, if any. (cb) The first extension of the Revolving Credit Termination Date (the six (6) month anniversary of the Revolving Credit Termination Date, the “First Extended Revolving Credit Termination Date”) pursuant to Section 2.6(b) shall become automatically effective on the date on which the following conditions have been satisfied: (i) the Administrative Agent shall have received the Extension Request not more than 120 days prior to, and ending not less than 30 days prior to, the Revolving Credit Termination Date; (ii) no Default or Event of Default shall have occurred and be continuing either on the date that the Borrower delivers the Extension Request, or on the original Revolving Credit Termination Date immediately prior to or after giving effect to such extension,; provided that, the Borrower shall deliver a certificate from a Responsible Officer together with the Extension Request certifying that no Default or Event of Default shall have occurred and be continuing on such date; and (iii) the Borrower shall have paid to the Administrative Agent, for distribution to each Lender (and, in the case of the Extension Non-Consenting Lender, only to the extent the Extension Non-Consenting Lender has agreed to extend its Revolving Credit Commitment), a one-time fee in an amount equal to 0.075% of the Revolving Credit Commitment of such Lender on such date (or, if the Revolving Credit Commitments have been terminated, the aggregate principal amount of the Revolving Credit Loans then outstanding); and. (iv) subject to the terms of clause (e) of this Section 2.6, solely in the case of an extension of the Revolving Credit Commitment of the Extension Non-Consenting Lender, the Extension Non-Consenting Lender shall have agreed to extend the Revolving Credit Termination Date for such additional term, in its sole discretion.

65 (dc) The second extension of the Revolving Credit Termination Date pursuant to Section 2.6(b(the twelve (12) month anniversary of the Revolving Credit Termination Date, the “Second Extended Revolving Credit Termination Date”) shall become automatically effective on the date on which the following conditions have been satisfied: (i) the Administrative Agent shall have received the Extension Request not more than 120 days prior to, and ending not less than 30 days prior to, the First Extended Revolving Credit Termination Date; (ii) the First Extended Revolving Credit Termination Date shall have occurred; (iii) no Default or Event of Default shall have occurred and be continuing either on the date that the Borrower delivers the Extension Request, or on the First Extended Revolving Credit Termination Date immediately prior to or after giving effect to such extension,; provided that, the Borrower shall deliver a certificate from a Responsible Officer together with the Extension Request certifying that no Default or Event of Default shall have occurred and be continuing on such date; and (iv) the Borrower shall have paid to the Administrative Agent, for distribution to each Lender (and, if applicable, in the case of the Extension Non-Consenting Lender, only to the extent the Extension Non-Consenting Lender has agreed to extend its Revolving Credit Commitment), a one-time fee in an amount equal to 0.075% of the Revolving Credit Commitment of such Lender on such date (or, if the Revolving Credit Commitments have been terminated, the aggregate principal amount of the Revolving Credit Loans then outstanding); and. (v) if applicable, subject to the terms of clause (e) of this Section 2.6, solely in the case of an extension of the Revolving Credit Commitment of the Extension Non-Consenting Lender, the Extension Non-Consenting Lender shall have agreed to extend the Revolving Credit Termination Date for such additional term, in its sole discretion. (e) If the Extension Non-Consenting Lender does not agree to extend the Revolving Credit Termination Date with respect to its Revolving Credit Commitment pursuant to Section 2.6(c)(iv) or, if applicable, Section 2.6(d)(v), the Administrative Agent shall promptly so notify the other Lenders, and each such Lender may, in its sole discretion, give written notice to the Administrative Agent not later than ten (10) days prior to then-current Revolving Credit Termination Date of the amount of the Extension Non-Consenting Lender’s Revolving Credit Commitments for which it is willing to accept an assignment. If such Lenders notify the Administrative Agent that they are willing to accept assignments of such Revolving Credit Commitments in an aggregate amount that exceeds the amount of the Revolving Credit Commitments of the Extension Non-Consenting Lender, such Revolving Credit Commitments shall be allocated among such Lenders willing to accept such assignments in such amounts as are agreed between the Borrower and the Administrative Agent. If, after giving effect to the assignments of Revolving Credit Commitments described above, there remains any Revolving

66 Credit Commitments of the Extension Non-Consenting Lender that have not been assigned, the Borrower may arrange for one or more Assignee(s) to assume effective as of the Revolving Credit Termination Date, the Extension Non-Consenting Lender’s Revolving Credit Commitment and all of the obligations of the Extension Non-Consenting Lender under this Agreement thereafter arising. Each assignment pursuant to this Section 2.6(e) shall be effected in accordance with Section 10.6. (f) To the extent that the Revolving Credit Termination Date is not extended as to the Extension Non-Consenting Lender’s Revolving Credit Commitment pursuant to Section 2.6(c)(iv) or, if applicable, Section 2.6(d)(v), and the Revolving Credit Commitment of the Extension Non-Consenting Lender is not assumed in accordance with Section 2.6(e) on or prior to then-current Revolving Credit Termination Date, the Revolving Credit Commitment of the Extension Non-Consenting Lender that has not been assigned shall automatically terminate in whole on such unextended Revolving Credit Termination Date without any further notice or other action by the Borrower, any Lender or any other Person; provided that such Extension Non-Consenting Lender’s obligations under Section 9.7 shall survive the Revolving Credit Termination Date as to matters occurring prior to such date. If the Extension Non-Consenting Lender shall fail to notify the Administrative Agent and the Borrower in writing of its consent to any request for an extension of the Revolving Credit Termination Date at least 30 days prior to the then-current Revolving Credit Termination Date, it will be deemed to have denied such request. 2.7 Commitment Fees, etc. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Credit Lender a commitment fee for the period from and including the Effective Date to the last day of the Revolving Credit Commitment Period, computed at the applicable Commitment Fee Rate on the average daily amount of the Available Revolving Credit Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Credit Termination Date, commencing on the first of such dates to occur after the Effective Date. If there is any change in the Commitment Fee Rate during any quarter, the actual daily amount of the commitment fee shall be computed and multiplied by the Commitment Fee Rate separately for each period during such quarter that such Commitment Fee Rate was in effect. (b) The Borrower agrees to pay to the Co-Syndication Agents the fees in the amounts and on the dates previously agreed to in writing by the Borrower and the Co-Syndication Agents. (c) The Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates from time to time agreed to in writing by the Borrower and the Administrative Agent. 2.8 Termination or Reduction of Revolving Credit Commitments. The Borrower shall have the right, upon not less than three Business Days’ notice to the Administrative Agent, to terminate the Revolving Credit Commitments or, from time to time, to reduce the aggregate amount of the Revolving Credit Commitments; provided that, no such termination or reduction of Revolving Credit Commitments shall be permitted if, after giving

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effect thereto and to any prepayments of the Revolving Credit Loans and Swing Line Loans made on the effective date thereof, the Total Revolving Extensions of Credit would exceed the Maximum Facility Availability. Any such reduction shall be in an amount equal to $1,000,000, or a whole multiple thereof, and shall reduce permanently the Revolving Credit Commitments then in effect.

2.9 Optional Prepayments. The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty (except as otherwise provided herein), upon irrevocable notice delivered to the Administrative Agent no later than 11:00 A.M. (New York City time) three Business Days prior thereto in the case of ~~Eurodollar~~Term SOFR Loans and no later than 11:00 A.M. (New York City time) one Business Day prior thereto in the case of Base Rate Loans, which notice shall specify the date and amount of such prepayment and whether such prepayment is of ~~Eurodollar~~Term SOFR Loans or Base Rate Loans; provided~~,~~ that, (i) if a ~~Eurodollar~~Term SOFR Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.19 and (ii) no prior notice is required for the prepayment of Swing Line Loans. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Credit Loans that are Base Rate Loans and Swing Line Loans) accrued interest to such date on the amount prepaid. Partial prepayments of Revolving Credit Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof. Partial prepayments of Swing Line Loans shall be in an aggregate principal amount of $100,000 or a whole multiple thereof.

2.10 Mandatory Prepayments. If at any date the Total Revolving Extensions of Credit exceed the Maximum Facility Availability calculated as of such date, the Borrower shall prepay the Loans and the outstanding Letters of Credit shall be Cash Collateralized within three Business Days of such date in an aggregate amount equal to or greater than such excess so that the Total Revolving Extensions of Credit no longer exceed the Maximum Facility Availability as of such date. Amounts to be applied in connection with prepayments made pursuant to this Section shall be applied, first, to the prepayment of the Loans (without a corresponding reduction of the Revolving Credit Commitments) and, second, to Cash Collateralize the outstanding Letters of Credit.

2.11 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert ~~Eurodollar~~Term SOFR Loans to Base Rate Loans by giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election~~,~~; provided that, any such conversion of ~~Eurodollar~~Term SOFR Loans may be made only on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Base Rate Loans to ~~Eurodollar~~Term SOFR Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election (which notice shall specify the length of the initial Interest Period therefor)~~,~~; provided that, no Base Rate Loan may be converted into a ~~Eurodollar~~Term SOFR Loan (i) when any Event of Default has occurred and is continuing and the Administrative Agent has, or the Required Lenders have, determined in its or their sole discretion not to permit such conversions or (ii) after the date that is one month prior to

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the Revolving Credit Termination Date (as in effect from time to time). Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

(b) The Borrower may elect to continue any ~~Eurodollar~~Term SOFR Loan as such upon the expiration of the then current Interest Period with respect thereto by giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loan~~,~~; provided that, no ~~Eurodollar~~Term SOFR Loan may be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent has, or the Required Lenders have, determined in its or their sole discretion not to permit such continuations or (ii) after the date that is one month prior to the Revolving Credit Termination Date, and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso, such Loans shall be converted automatically to Base Rate Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

2.12 Minimum Amounts and Maximum Number of ~~Eurodollar~~Term Benchmark Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions, continuations and optional prepayments of ~~Eurodollar~~Term SOFR Loans and all selections of Interest Periods shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the ~~Eurodollar~~Term SOFR Loans comprising each ~~Eurodollar~~Term Benchmark Tranche shall be equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof and (b) no more than five ~~Eurodollar~~Term Benchmark Tranches shall be outstanding at any one time.

2.13 Interest Rates and Payment Dates. (a) Each ~~Eurodollar~~Term SOFR Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the ~~Eurodollar Rate~~Term SOFR determined for such day, plus the Applicable Margin in effect for such day.

(b) Each Base Rate Loan shall bear interest for each day on which it is outstanding at a rate per annum equal to the Base Rate in effect for such day, plus the Applicable Margin in effect for such day.

(c) Each Daily Simple SOFR Loan shall bear interest for each day on which it is outstanding at a rate per annum equal to Daily Simple SOFR in effect for such day, plus the Applicable Margin in effect for such day.

(~~c~~d) (i) At any time an Event of Default has occurred and is continuing, all outstanding Loans and Reimbursement Obligations (whether or not overdue) (to the extent legally permitted) shall bear interest at a rate per annum that is equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% or (y) in the case of Reimbursement Obligations, the rate applicable to Base Rate Loans plus 2% and (ii) if all or a portion of any interest payable on any Loan or Reimbursement Obligation or any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue

69 amount shall bear interest at a rate per annum equal to the rate then applicable to Base Rate Loans plus 2%, in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (after as well as before judgment). (de) Interest shall be payable in arrears on each Interest Payment Date,; provided that, interest accruing pursuant to paragraph (cd) of this Section shall be payable from time to time on demand. 2.14 Computation of Interest and Fees; Retroactive Adjustments of Applicable Margin. (a) Interest, fees and commissions payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to Base Rate Loans on which interest is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of each determination of a Eurodollar RateTerm SOFR. Any change in the interest rate on a Loan resulting from a change in the Base Rate or the Eurocurrency Reserve RequirementsSOFR shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate. (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.13(a) or, (b) or (c). (c) If, as a result of any restatement of or other adjustment to the financial statements of the REIT or for any other reason, the REIT, the Borrower, the Administrative Agent or the Lenders determine that (i) the Consolidated Leverage Ratio as calculated by the REIT and the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Leverage Ratio would have resulted in a higher Applicable Margin for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or Issuing Lenders, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an Event of Default specified in clause (i) or (ii) of 8.1(f) with respect to the Borrower, automatically and without further action by the Administrative Agent, any Lender or Issuing Lender) an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or Applicable Issuing LenderParty, as the case may be, under Sections 2.13(cd), 3.3(a)3.10 or 3.4(b)3.11 or under Section 8.1. (d) Each Swing Line Lender shall calculate the interest owed to such Swing Line Lender on the unpaid principal amount of such Swing Line Lender’s Swing Line Loans for each Interest Payment Date based on the interest rates determined by the Administrative Agent pursuant to Section 2.13 and this Section 2.14 and shall promptly deliver notice to the Borrower

70 and the Administrative Agent of any such calculation and the applicable Interest Payment Date for such payment of interest. 2.15 Benchmark Replacement Setting. Notwithstanding anything to the contrary herein or in any other Loan Document (and any Hedge Agreement shall be deemed not to be a “Loan Document” for purposes of this Section): . (a) Benchmark Replacement. (a) Replacing USD LIBOR. On March 5, 2021 the Financial Conduct Authority (“FCA”), the regulatory supervisor of USD LIBOR’s administrator (“IBA”), announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1-month, 3-month, 6-month and 12-month USD LIBOR tenor settings. On the earlier of (i) the date that all Available Tenors of USD LIBOR have either permanently or indefinitely ceased to be provided by IBA or have been announced by the FCA pursuant to public statement or publication of information to be no longer representative and (ii) the Early Opt-in Effective Date, if the then-current Benchmark is USD LIBOR, the Benchmark (i) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, then (A) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and allsetting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document. If the and (B) if a Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a monthly basis. determined in accordance with clause (b) of (b) Replacing Future Benchmarks. Upon the occurrence of a Benchmark Transition Event, the the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace the then-currentsuch Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement isAdministrative Agent has posted such providposed to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacementamendment from Lenders comprising the Required Lenders. At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness

71 will not be restored, the Borrower may revoke any request for a borrowing of, conversion to or continuation of Loans to be made, converted or continued that would bear interest by reference to such Benchmark until the Borrower’s receipt of notice from the Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During the period referenced in the foregoing sentence, the component of Base Rate based upon the Benchmark will not be used in any determination of Base Rate. (ii) No Hedge Agreement shall constitute a “Loan Document” for purposes of this Section 2.15). (cb) Benchmark Replacement Conforming Changes. In connection with the implementation anduse, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (dc) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Benchmark Replacement Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.15(d). Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.15, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party heretoto this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.15. (ed) Unavailability of Tenor of Benchmark. At Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including any Term SOFR or USD LIBOR), then the Administrative Agent may remove any tenor of such Benchmark that is unavailable or non-representative for Benchmark (including Benchmark Replacement) settings and (ii) the Administrative Agent may Benchmark) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions

72 (IOSCO) Principles for Financial Benchmarks, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable, non-representative, non-compliant or non-aligned tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate any such previously removed tenor for Benchmark (including Benchmark Replacement) settings. (e) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a Term Benchmark borrowing of, conversion to or continuation of Term SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period or at any time that any tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. 2.16 Pro Rata Treatment and Payments. (a) Each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee or Letter of Credit fee, and any reduction of the Revolving Credit Commitments of the Lenders, shall be made pro rata according to the Revolving Credit Percentages of the Lenders. Each payment of interest in respect of the Loans and each payment in respect of fees payable hereunder shall be applied to the amounts of such obligations owing to the Lenders pro rata according to the respective amounts then due and owing to the Lenders. (b) Each payment (including each prepayment) by the Borrower on account of principal of the Revolving Credit Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Credit Loans then held by the Revolving Credit Lenders. Each payment in respect of Reimbursement Obligations in respect of any Letter of Credit shall be made to the Issuing Lender that issued such Letter of Credit. (c) The application of any payment of Loans (including optional and mandatory prepayments) shall be made, first, to Base Rate Loans and, second, to EurodollarTerm SOFR Loans. Each payment of the Loans (except in the case of Swing Line Loans and Revolving Credit Loans that are Base Rate Loans) shall be accompanied by accrued interest to the date of such payment on the amount paid. (d) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 2:00 pm, New York City time, on the due date thereof to the Administrative Agent, for the account of the relevant Lenders, at the Payment

73 Office, in Dollars and in immediately available funds; provided that, any payments of Swing Line Loans shall be made by the Borrower directly to the applicable Swing Line Lender at the payment office specified by such Swing Line Lender. Any payment made by the Borrower after 2:00 pm, New York City time, on any Business Day shall be deemed to have been on the next following Business Day. If any payment hereunder (other than payments on the EurodollarTerm SOFR Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a EurodollarTerm SOFR Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension. (e) Unless the Administrative Agent shall have been notified in writing by any Revolving Credit Lender prior to a borrowing of Revolving Credit Loans that such Revolving Credit Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Revolving Credit Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Revolving Credit Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the greater of (i) the Federal Funds Effective Rate and (ii) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, for the period until such Revolving Credit Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Revolving Credit Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Revolving Credit Lender’s share of such borrowing is not made available to the Administrative Agent by such Revolving Credit Lender within three Business Days after such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans, on demand, from the Borrower. (f) Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment of Revolving Credit Loans due to be made by the Borrower hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Revolving Credit Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Business Days after such due date, the Administrative Agent shall be entitled to recover, on demand, from each Revolving Credit Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

74 (g) Upon receipt by the Administrative Agent of payments on behalf of Lenders, the Administrative Agent shall promptly distribute such payments to the Lender or Lenders entitled thereto, in like funds as received by the Administrative Agent. Notwithstanding the foregoing, if the Administrative Agent receives any payment (whether voluntarily or involuntarily, pursuant to events or proceedings of the nature referred to in Section 8.1(f), or otherwise) (the amount of such payment, the “Lender Payment Amount”) for the account of any Lender (whether in such Lender’s capacity as a Revolving Credit Lender or L/Cas a Pparticipant in a Letter of Credit), and at the time of such receipt such Lender, in its capacity as L/Ca Pparticipant in a Letter of Credit, is in default in any of its obligations pursuant to Section 3.4(a)3 (the amount of such obligations in default, the “Defaulted Amount”), the Administrative Agent may withhold from the Lender Payment Amount an amount up to the Defaulted Amount, and apply the amount so withheld toward payment to the relevant Issuing Lender of the Defaulted Amount or, if applicable, toward reimbursement of any other Person that has previously reimbursed such Issuing Lender for the Defaulted Amount. 2.17 Requirements of Law. (a) If any Change in Law: (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any ApplicationIssuer Document or any EurodollarTerm SOFR Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes imposed on amounts payable by the Borrower under this Agreement, taxes expressly excluded under the provisions of Section 2.18 in defining “Non-Excluded Taxes” or Other Taxes covered by Section 2.18); (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the Eurodollar RateTerm SOFR hereunder; or (iii) shall impose on such Lender any other condition; and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining EurodollarTerm SOFR Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled. (b) If any Lender shall have determined that any Change in Law regarding capital adequacy or liquidity requirements or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or

75 directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the Effective Date shall have the effect of reducing the rate of return on such Lender’s or such corporation’s capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such Change in Law or compliance (taking into consideration such Lender’s or such corporation’s policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation for such reduction. (c) A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The obligations of the Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. 2.18 Taxes. (a) All payments made by the Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding (i) net income taxes (however denominated), branch profit taxes, and franchise taxes (imposed in lieu of net income taxes) imposed on any Agent or any Lender as a result of a present or former connection between such Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising from such Agent’s or such Lender’s having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document); (ii) taxes that are attributable to such Lender’s failure to comply with the requirements of paragraph (e) or (f) of this Section; (iii) taxes that are United States withholding taxes imposed on amounts payable to such Lender at the time such Lender becomes a party to this Agreement, except to the extent that such Lender’s assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such deduction or withholding pursuant to this Section 2.18; or (iv) any U.S. federal withholding taxes imposed under FATCA. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Non-Excluded Taxes”) or any Other Taxes are required to be withheld from any amounts payable to any Agent or any Lender hereunder, the amounts so payable to such Agent or such Lender shall be increased to the extent necessary to yield to such Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement. (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. (c) The Borrower shall indemnify each Lender or the Administrative Agent, as the case may be, within ten days after demand therefor, for the full amount of any Non-Excluded Taxes (including Non-Excluded Taxes imposed or asserted on or attributable to

76 amounts payable under this Section 2.18(c)) payable or paid by the Administrative Agent or such Lender and any reasonable expenses arising therefrom or with respect thereto, whether or not such Non-Excluded Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (d) Whenever any Non-Excluded Taxes or Other Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for the account of the relevant Agent or Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. If the Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agents and the Lenders for any incremental taxes, interest or penalties that may become payable by any Agent or any Lender as a result of any such failure, except to the extent that any such amounts are compensated for by an increased payment under Section 2.18(a). The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. (e) Each Lender shall deliver documentation and information to the Borrower and the Administrative Agent, at the times and in form required by applicable law or reasonably requested by the Borrower or the Administrative Agent, sufficient to permit the Borrower or the Administrative Agent to determine whether or not payments made with respect to this Agreement or any other Loan Documents are subject to taxes, and, if applicable, the required rate of withholding or deduction. However, a Lender shall not be required to deliver any documentation or information pursuant to this paragraph that such Lender is not legally able to deliver. A Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate,; provided that, such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender’s reasonable judgment such completion, execution or submission would not subject such Lender to any material unreimbursed cost or expense, and would not materially prejudice the legal or commercial position of such Lender. (f) Any Lender (or Transferee) that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to the Borrower and the Administrative Agent Internal Revenue Service Form W-9. Each Lender (or Transferee) that in not a “United States person” as defined in Section 7701(a)(30) of the Code (a “Non-U.S. Lender”) shall deliver to the Borrower and the Administrative Agent (or, in the case of a Participant that would be Non-U.S. Lender if it were a Lender (each, a “Non-U.S. Participant”), to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue

77 Service Form W-8BEN, Form W-8BEN-E or Form W-8ECI, Form W-8IMY (together with all required supporting documentation), or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest” a statement substantially in the form of Exhibit G-1, G-2, G-3 or G-4, as applicable, and a Form W-8BEN or Form W-8BEN-E, or any subsequent versions thereof or successors thereto properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Non-U.S. Participant, on or before the date such Non-U.S. Participant purchases the related participation). In addition, each Non-U.S. Lender (and Non-U.S. Participant) shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender (and Non-U.S. Participant). Each Non-U.S. Lender shall promptly notify the Borrower (or, in the case of a Non-U.S. Participant, the Lender from which the related participation shall have been purchased) at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this paragraph, a Non-U.S. Lender shall not be required to deliver any form pursuant to this paragraph that such Non-U.S. Lender is not legally able to deliver. (g) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Ttax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (g), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (h) Nothing in this Section 2.18 shall require the Lender to make available any of its tax returns or any other information that it deems to be confidential or proprietary. 2.19 Indemnity. The Borrower agrees to indemnify each Lender for, and to hold each Lender harmless from, any loss or expense that such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of EurodollarTerm SOFR Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment or conversion of EurodollarTerm SOFR Loans on a day that is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the

78 amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the applicable interbank Eurodollar market. A certificate as to any amounts payable pursuant to this Section submitted to the Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. 2.20 Inability to Determine Rates; Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Base Rate Loans to Eurodollar Loans shall forthwith be canceled and (b) such Lender’s Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 2.19. . (a) Subject to Section 2.15, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Daily Simple SOFR” cannot be determined in accordance with the terms of this Agreement or “Term Benchmark” cannot be determined in accordance with the terms of this Agreement on or prior to the first day of any Interest Period, the Administrative Agent will promptly so notify the Borrower and each Lender. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make or continue Term SOFR Loans or to convert Base Rate Loans to Term SOFR Loans shall be suspended (to the extent of the affected Term SOFR Loans or, in the case of a Term Benchmark Borrowing, the affected Interest Periods) until the Administrative Agent revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of Term SOFR Loans (to the extent of the affected Term SOFR Loans or, in the case of a Term Benchmark Borrowing, the affected Interest Periods) or, failing that, in the case of any request for an affected Term Benchmark Borrowing, then such request shall be ineffective and (ii) any outstanding affected Term SOFR Loans will be deemed to have been converted into Base Rate Loans. Upon any such conversion, the Borrower shall also pay any additional amounts required pursuant to Section 2.19. If the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Daily Simple SOFR” cannot be determined in accordance with the terms of this Agreement or “Term Benchmark” cannot be determined in accordance with the terms of this Agreement, in each case on any given day, the interest rate on Base Rate Loans shall be

79 determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate” until the Administrative Agent revokes such determination. (b) If any Lender determines that the adoption of or any change in any Requirement of Law or in the interpretation or application thereof has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to any Term Benchmark or Daily Simple SOFR, or to determine or charge interest rates based upon any Term Benchmark or Daily Simple SOFR, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent), (a) any obligation of such Lender to make or continue Term SOFR Loans or to convert Base Rate Loans to Term SOFR Loans shall be suspended, and (b) the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate”, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Term SOFR Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate”), on the Interest Payment Date therefor, if such Lender may lawfully continue to maintain such Term SOFR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Term SOFR Loans and (ii) if necessary to avoid such illegality, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to clause (c) of the definition of “Base Rate” until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon Daily Simple SOFR or any Term Benchmark. Upon any such prepayment or conversion, the Borrower shall also pay any additional amounts required pursuant to Section 2.19. 2.21 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.17, 2.18(a) or 2.20 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided, that, such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section shall affect or postpone any of the obligations of any Borrower or the rights of any Lender pursuant to Section 2.17, 2.18(a) or 2.20. 2.22 Replacement of Lenders under Certain Circumstances. (a) The Borrower shall be permitted to replace any Lender that (i) requests reimbursement for amounts owing pursuant to Section 2.17 or 2.18 or gives a notice of illegality pursuant to Section 2.20, (ii) is a Defaulting Lender or (iii) is a Non-Consenting Lender with a replacement financial institution; provided that, (A) such replacement does not conflict with any Requirement of Law, (B) no Event of Default shall have occurred and be continuing at the time of such replacement, (C) prior to any such replacement, such Lender shall have taken no action under Section 2.21 so as to eliminate the continued need for payment of amounts owing pursuant to Section 2.17 or 2.18 or

80 to eliminate the illegality referred to in such notice of illegality given pursuant to Section 2.20, (D) the replacement financial institution shall purchase, at par, all Loans, L/C Advances and other amounts owing to such replaced Lender on or prior to the date of replacement, (E) the Borrower shall be liable to such replaced Lender under Section 2.19 (as though Section 2.19 were applicable) if any EurodollarTerm SOFR Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (F) the replacement financial institution, if not already a Lender, shall be reasonably satisfactory to the Administrative Agent, (G) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 10.6 (provided that, the Borrower shall be obligated to pay the registration and processing fee referred to therein), (H) the Borrower shall pay all additional amounts (if any) required pursuant to Section 2.17 or 2.18, as the case may be, in respect of any period prior to the date on which such replacement shall be consummated, and (I) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender. (b) In the event that (i) the Borrower or the Administrative Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment requires the agreement of the Supermajority Lenders, all Lenders or all affected Lenders in accordance with the terms of Section 10.1 and (iii) the Required Lenders have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender”. 2.23 Incremental Borrowings. (a) At any time after the Effective Date and prior to the date that is twelve months prior to the Revolving Credit Termination Date, so long as no Default or Event of Default has occurred and is continuing, the Borrower may, (x) by delivery of a Revolving Commitment Increase Notice to the Administrative Agent, which notice shall promptly be copied by the Administrative Agent to each Lender, request an increase in the Total Revolving Credit Commitments pursuant to a Revolving Commitment Increase Notice or (y) by delivery of an Incremental Term Loan Facility Notice to the Administrative Agent, which notice shall promptly be copied by the Administrative Agent to each Lender, add one or more tranches of term loans under the Loan Documents pursuant to an Incremental Term Loan Facility Notice (the “Incremental Term Loan Facilities” and the term loans made thereunder, the “Incremental Term Loans”; each such increase or tranche pursuant to clauses (x) and (y), an “Incremental Facility”). The Borrower may request Incremental Facilities in an aggregate principal amount up to $200,000,000235,000,000; provided that, (i) each such Revolving Offered Increase Amount shall be in a minimum amount of not less than $25,000,000, (ii) each such Incremental Term Loan Facility shall be in a minimum amount of not less than $75,000,0005,000,000 and (iii) at no time shall the Total Revolving Credit Commitments (as so increased) together with the aggregate principal amount of the Incremental Term Loan Facilities exceed $450,000,000. (b) (i) For any increase of the Total Revolving Credit Commitments, the Borrower shall (A) first, offer each of the Revolving Credit Lenders the opportunity to provide a pro rata portion of any Revolving Offered Increase Amount pursuant to Section 2.23(b)(iii) below, (B) second, offer each of the Revolving Credit Lenders the opportunity to provide all or a portion of any Revolving Offered Increase Amount not otherwise accepted by the other Revolving Credit Lenders (pursuant to clause (A) above) pursuant to Section 2.23(b)(ii) below

81 and (C) third, with the consent of each Issuing Lender, the L/C Administrator, each Swing Line Lender and the Administrative Agent (which consent shall not be unreasonably withheld), offer one or more additional banks, financial institutions or other entities the opportunity to provide all or a portion of such Revolving Offered Increase Amount not accepted by the Revolving Credit Lenders pursuant to Section 2.23(b)(ii) below. Each Revolving Commitment Increase Notice shall specify which banks, financial institutions or other entities the Borrower desires to provide such Revolving Offered Increase Amount not accepted by the Revolving Credit Lenders. The Borrower or, if requested by the Borrower, the Administrative Agent, will notify the Revolving Credit Lenders, and, if the Revolving Credit Lenders do not accept the entire Revolving Offered Increase Amount, such banks, financial institutions or other entities offered the opportunity to provide the portion of the Revolving Offered Increase Amount not accepted by the Revolving Credit Lenders. (ii) Any additional bank, financial institution or other entity that the Borrower selects to offer participation in any increased Total Revolving Credit Commitments and that elects to become a party to this Agreement and provide a Revolving Credit Commitment in an amount so offered and accepted by it pursuant to Section 2.23(b)(i) shall execute a New Lender Supplement, substantially in the form of Exhibit I, with the Borrower, each Issuing Lender, each Swing Line Lender and the Administrative Agent, whereupon such bank, financial institution or other entity (herein called a “New Revolving Credit Lender”) shall become a Revolving Credit Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement,; provided that, the Revolving Credit Commitment of any such New Revolving Credit Lender shall be in an amount not less than $5,000,000. (iii) Any Revolving Credit Lender that accepts an offer to it by the Borrower to increase its Revolving Credit Commitment pursuant to Section 2.23(b)(i) shall, in each case, execute a Commitment Increase Supplement substantially in the form of Exhibit J (each, a “Commitment Increase Supplement”), with the Borrower, each Issuing Lender, each Swing Line Lender and the Administrative Agent, whereupon such Revolving Credit Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Revolving Credit Commitment as so increased. (iv) On any Revolving Credit Increase Effective Date, (A) each bank, financial institution or other entity that is a New Revolving Credit Lender pursuant Section 2.23(b)(ii) or any Revolving Credit Lender that has increased its Revolving Credit Commitment pursuant to Section 2.23(b)(iii) shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other relevant Revolving Credit Lenders, as being required in order to cause, after giving effect to such increase and the use of such amounts to make payments to such other relevant Revolving Credit Lenders, each Revolving Credit Lender’s portion of the outstanding Revolving Credit Loans of all the Lenders to equal its Revolving Credit Percentage of such Revolving Credit Loans and (B) the Borrower shall be deemed to have repaid and reborrowed all outstanding Revolving Credit Loans of all the Revolving Credit Lenders to equal its Revolving Credit Percentage of such outstanding Revolving Credit Loans as of the date of any increase in the Revolving Credit Commitments (with such reborrowing to consist of the Types of

82 Loans, with related Interest Periods if applicable, specified in a notice delivered by the Borrower in accordance with the requirements of Section 2.2). The deemed payments made pursuant to clause (B) of the immediately preceding sentence in respect of each EurodollarTerm SOFR Loan shall be subject to indemnification by the Borrower pursuant to the provisions of Section 2.19 if the deemed payment occurs other than on the last day of the related Interest Periods. (v) The increase in the Revolving Credit Commitments provided pursuant to this Section 2.23 shall be effective on the date (the “Revolving Credit Increase Effective Date”) the Administrative Agent receives satisfactory legal opinions, board resolutions and other closing documents deemed reasonably necessary by the Administrative Agent in connection with such increase; provided that, immediately prior to and after giving effect to such increase, (A) no Default or Event of Default shall have occurred and be continuing, (B) each of the REIT and the Borrower is in pro forma compliance with Section 7.1, such determination of pro forma compliance to be based on the then outstanding principal amount of Loans and (C) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date,; provided that, (x) to the extent that any such representation or warranty relates to a specific earlier date, they shall be true and correct as of such earlier date, (y) to the extent that such representation or warranty relates to a Borrowing Base Property being removed from the Borrowing Base, the representation and warranties shall be true and correct without regard to such removed Borrowing Base Property and (z) to the extent that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates. For the avoidance of doubt, no increase in the Revolving Credit Commitments pursuant to this Section 2.23 shall require, as a condition to its effectiveness, the signature of, or any consent or approval from, any Lender that is not obligated to increase its Revolving Credit Commitments pursuant to a Commitment Increase Supplement. (c) (i) For any Incremental Term Loan Facility, the Borrower shall (A) first, offer each of the Revolving Credit Lenders the opportunity to provide a pro rata portion of any Incremental Term Loan Facility, (B) second, offer each of the Revolving Credit Lenders the opportunity to provide all or a portion of any Incremental Term Loan Facility not otherwise accepted by the other Revolving Credit Lenders (pursuant to clause (A) above) and (C) third, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld), offer one or more additional banks, financial institutions or other entities the opportunity to provide all or a portion of such any Incremental Term Loan Facility not accepted by the Revolving Credit Lenders (herein called a “New Term Loan Lender”),; provided that, the minimum amount of Incremental Term Loans under any Incremental Term Loan Facility of any new Term Loan Lender shall be in an amount not less than $5,000,000. Each Incremental Term Loan Facility Notice shall specify which banks, financial institutions or other entities the Borrower desires to provide the portion of such Incremental Term Loan Facility not accepted by the Revolving Credit Lenders. The Borrower or, if requested by the Borrower, the Administrative Agent, will notify the Revolving Credit Lenders, and, if the Revolving Credit Lenders do not accept the entire Incremental Term Loan Facility, such banks, financial

83 institutions or other entities offered the opportunity to provide the portion of the Incremental Term Loan Facility not accepted by the Revolving Credit Lenders. (ii) Each Incremental Term Loan Facility will become effective pursuant to an amendment to this Agreement (each, an “Incremental Amendment”) and, as appropriate, the other Loan Documents, executed by the Borrower, each Person providing such Incremental Term Loan Facility and the Administrative Agent. Incremental Amendments may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to set forth the amounts, terms and conditions of the related Incremental Term Loan Facility consistent with the terms of this Agreement and to effect the provisions of this Section 2.23(c),; provided that, the first Incremental Amendment after the 2018 Amendment Agreement Effective Date may amend and restate this Agreement to reflect the addition of a term loan facility on a pari passu basis with the Revolving Credit Loans without requiring the consent of any Revolving Credit Lender so long as the terms of such amendment and restatement do not adversely affect the Revolving Credit Lenders. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Amendment, this Agreement and the other Loan Documents, as applicable, will be amended to the extent necessary to reflect the existence and terms of the Incremental Facility and the Incremental Term Loans evidenced thereby. This Section 2.23 shall supersede any provisions in Section 2.16 or 10.1 to the contrary. The Borrower may use the proceeds of the Incremental Term Loans for any purpose not prohibited by this Agreement. (iii) Each Incremental Amendment will set forth the amount and terms of the relevant Incremental Term Loan Facility. The terms of each Incremental Term Loan Facility will be as agreed between the Borrower and the Persons providing such Incremental Facility; provided that: (A) the final maturity date of any such Incremental Term Loans will be no earlier than the date that is one year after the Revolving Credit Termination Date then in effect; (B) no Incremental Term Loan Facility shall be guaranteed by any Person other than a Guarantor; (C) any Incremental Term Loan Facility shall be on terms and conditions that are substantially identical to, or, taken as a whole, not materially more favorable to the lenders or holders providing such Incremental Term Loan Facility than, those applicable to the Revolving Credit Loans, as determined in good faith by a Responsible Officer of the Borrower in its reasonable judgment (except (x) for covenants applicable only to periods after the Revolving Credit Termination Date at the time of incurrence and (y) any term or condition to the extent such term or condition is also added for the benefit of the Lenders under the Revolving Credit Loans); provided that, this clause (C) will not apply to (1) terms addressed in the other clauses of this Section 2.23(c), (2) interest rate,

84 fees, funding discounts and other pricing terms, (3) redemption, prepayment or other premiums, and (4) optional prepayment or redemption terms. (d) Notwithstanding anything to the contrary in this Section 2.23, (i) in no event may the Borrower deliver more than two Revolving Commitment Increase Notices and/or Incremental Term Loan Facility Notices, (ii) in no event shall there be more than two Incremental Facilities and (iii) no Lender shall have any obligation to increase its Revolving Credit Commitment or to commit to provide any portion of an Incremental Term Loan Facility unless it agrees to do so in its sole discretion. 2.24 Defaulting Lender. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definitions of Required Lenders and Supermajority Lenders. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 8 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 10.7 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to anythe Applicable Issuing LenderParty or any Swing Line Lender hereunder; third, to Cash Collateralize the Issuing Lenders’ Fronting Exposure with respect to such Defaulting Lender; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan or Several Letter of Credit in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans and Several Letters of Credit under this Agreement and (y) Cash Collateralize the Issuing Lenders’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the Applicable Issuing LendersParty or the Swing Line Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Applicable Issuing LendersParty or the Swing Line Lenders against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and

85 eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that, if (x) such payment is a payment of the principal amount of any Loans or L/C Obligations in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 5.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all Nnon-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swing Line Loans are held by the Lenders pro rata in accordance with the Revolving Credit Commitments without giving effect to Section 2.24(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.24(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) No Defaulting Lender shall be entitled to receive any Ccommitment Ffee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) Each Defaulting Lender shall be entitled to receive fees pursuant to Section 3.3(a)3 with respect to Letters of Credit for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Revolving Credit Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral. (C) With respect to any fee on account of Letters of Credit not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swing Line Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to each Issuing LenderL/C Issuer and each Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Lender’sL/C Issuer’s or such Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Revolving Credit Percentages (calculated without regard to such Defaulting Lender’s Revolving Credit Commitment) but only to the extent that (x) the conditions set forth in Section 5.2 are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such

86 time), and (y) such reallocation does not cause the aggregate Revolving Extensions of Credit of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Credit Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swing Line Loans in an amount equal to the Swing Line Lenders’ Fronting Exposure and (y) second, Cash Collateralize the Issuing Lenders’ Fronting Exposure. (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Applicable Issuing Party and each Swing Line Lender and each Issuing Lender agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held pro rata by the Lenders in accordance with the Revolving Credit Commitments (without giving effect to Section 2.24(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that, no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (c) New Swing Line Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i) no Swing Line Lender shall be required to fund any Swing Line Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swing Line Loan and (ii) no Issuing Lender shall be required to issue, extend, renew or increase any Fronted Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. SECTION 3 LETTERS OF CREDIT 3.1 L/C Commitment. (a) Subject to the terms and conditions hereof, each(A) the Applicable Issuing LenderParty, in reliance on the agreements of the other Revolving Credit Lenders set forth in this Section 3.4(a)3, agrees (i) to issue letters of credit (the “Letters of Credit”) upon request by Borrower for the account of the Borrower on any Business Day during the Revolving Credit Commitment Period in such form as may be approved from time to time by such Issuing Lender; provided, that (x) no Issuing Lender shall have any obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C

87 Obligations in respect of Letters of Credit issued by such Issuing Lender would exceed such Issuing Lender’s L/C Commitment, (ii) the L/C Obligations would exceed the L/C Sublimit, (iii) the Total Revolving Extensions of Credit would exceed the Maximum Facility Availability at such time or (iv) the L/C Obligations in respect of Letters of Credit issued by such Issuing Lender, together with the aggregate principal amount of its outstanding Swing Line Loans and its other outstanding Revolving Credit Loans hereunder, would exceed such Issuing Lender’s Revolving Credit Commitment then in effect and (y) the Borrower shall alternate the selection of the applicable Issuing Lender based on the number and size of the Letters of Credit requested by the Borrower in order for each Issuing Lender to be selected for the issuance of Letters of Credit on an equivalent basis. Each Letter of Credit shall (A) be denominated in Dollars and (B) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y)period from the Effective Date until the date whichthat is five Business Days prior to the Revolving CreditApplicable Termination Date; provided that any Letter of Credit with a one-year term may provide for the automatic renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above)., and (ii) to amend or extend Letters of Credit previously issued by it in accordance with Section 3.2 below upon request by Borrower, in the case of Fronted Letters of Credit in such form as may be reasonably approved from time to time by the applicable Issuing Lender and the Borrower, and in the case of Several Letters of Credit, substantially in the form of Annex III to the 2022 Amendment Agreement or such other form agreed by the Borrower and the L/C Administrator (with the consent of all Revolving Credit Lenders, such consent not to be unreasonably withheld, conditioned or delayed; it being understood that such other form shall be deemed acceptable to all Revolving Credit Lenders unless the L/C Administrator has received written notice to the contrary within two Business Days after the L/C Administrator has notified of such other agreed form to the Revolving Credit Lenders) and (B) the Revolving Credit Lenders severally agree to participate in Fronted Letters of Credit and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (w) the Total Revolving Extensions of Credit shall not exceed the Total Revolving Credit Commitments, (x) the aggregate Revolving Extensions of Credit of any Revolving Credit Lender shall not exceed such Revolving Credit Lender’s Revolving Credit Commitment, (y) the Outstanding Amount of the L/C Obligations with respect to Fronted Letters of Credit issued by any Issuing Lender shall not exceed the L/C Commitment of such Issuing Lender and (z) the Outstanding Amount of the L/C Obligations shall not exceed the L/C Sublimit. Each request by the Borrower for the issuance, amendment or extension of a Letter of Credit shall be deemed to be a representation by Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. The issuance of a Letter of Credit shall constitute utilization of the Revolving Credit Commitments. (b) Notwithstanding any other provision of this Agreement or any other Loan Document to the contrary, no Issuing Lender shall at any time be obligated to issue, amend, extend, renew or increase any Letter of Credit hereunder if such issuance, amendment, extension or increase would conflict with, or cause such Issuing Lender or any L/C Participant to exceed

88 any limits imposed by, any applicable Requirement of Law or one or more of the applicable Issuing Lender’s policies (now or hereafter in effect) applicable to letters of credit. (b) No Applicable Issuing Party shall issue any Letter of Credit, if: (i) subject to Section 3.2(c), the expiry date of the requested Letter of Credit would occur more than 12 months after the date of issuance or last extension, unless all the Revolving Credit Lenders have approved such expiry date; or (ii) the expiry date of the requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Revolving Credit Lenders have approved such expiry date; provided that, any Letter of Credit that is or at any time becomes an Extended Letter of Credit shall be Cash Collateralized in accordance with Section 3.15. (c) Notwithstanding the foregoing, anyNo Applicable Issuing Party shall be under any obligation to issue any Letters of Credit issued by Barclays Bank PLC in its capacity as an Issuing Lender shall be limited to standby letters of credit.if: (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Applicable Issuing Party from issuing such Letter of Credit, or any law applicable to the Applicable Issuing Party or (with respect to Several Letters of Credit) any Revolving Credit Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Applicable Issuing Party or (with respect to Several Letters of Credit) any Revolving Credit Lender shall prohibit, or request that such Applicable Issuing Party or (with respect to Several Letters of Credit) any Revolving Credit Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Applicable Issuing Party or (with respect to Several Letters of Credit) any Revolving Credit Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Applicable Issuing Party or (with respect to Several Letters of Credit) any Revolving Credit Lender is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon such Applicable Issuing Party or (with respect to Several Letters of Credit) any Revolving Credit Lender any unreimbursed loss, cost or expense that was not applicable on the Effective Date and that such Applicable Issuing Party or (with respect to Several Letters of Credit) any Revolving Credit Lender in good faith deems material to it; (ii) the issuance of such Letter of Credit would violate one or more policies of the Applicable Issuing Party or (with respect to Several Letters of Credit) any Revolving Credit Lender applicable to letters of credit generally;

89 (iii) except as otherwise agreed by the Administrative Agent and the Applicable Issuing Party, such Letter of Credit is in an initial stated amount less than $100,000; (iv) any Revolving Credit Lender is at that time a Defaulting Lender, unless the Applicable Issuing Party has entered into arrangements reasonably satisfactory to such Applicable Issuing Party, including reallocation of such Revolving Credit Lender’s Revolving Credit Percentage of the Outstanding Amount of all L/C Obligations pursuant to Section 2.24 or the delivery of Cash Collateral satisfactory to such Applicable Issuing Party, with the Borrower or such Revolving Credit Lender to eliminate any Issuing Lender’s any actual or potential Fronting Exposure (after giving effect to Section 2.24) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which any such Issuing Lender has actual or potential Fronting Exposure, as it may elect in its sole discretion; or (v) the Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder. (d) No Applicable Issuing Party shall amend any Letter of Credit if the Applicable Issuing Party or (with respect to Several Letters of Credit) Revolving Credit Lender would not be permitted at such time to issue the Letter of Credit in its amended form under the terms hereof. (e) No Applicable Issuing Party shall be under any obligation to amend any Letter of Credit if (A) such Applicable Issuing Party would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit. (f) Each Applicable Issuing Party shall act on behalf of the Revolving Credit Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and such Applicable Issuing Party shall have all of the benefits and immunities (A) provided to the Administrative Agent in Section 9 with respect to any acts taken or omissions suffered by such Applicable Issuing Party in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Section 9 included such Applicable Issuing Party with respect to such acts or omissions, and (B) as additionally provided herein with respect to such Applicable Issuing Party. 3.2 Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit. The Borrower may from time to time request that an Issuing Lender issue a Letter of Credit by delivering to such Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of such Issuing Lender, and such other certificates, documents and other papers and information as such Issuing Lender may request. Concurrently with the delivery of an Application to an Issuing Lender, the Borrower shall deliver a copy thereof to the Administrative Agent. Upon receipt of any

90 Application, the applicable Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by such Issuing Lender and the Borrower (but in no event shall any Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto). Promptly after issuance by an Issuing Lender of a Letter of Credit, such Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower. Each Issuing Lender shall promptly give notice to the Administrative Agent of the issuance of each Letter of Credit issued by such Issuing Lender (including the face amount thereof), and shall provide a copy of such Letter of Credit to the Administrative Agent as soon as possible after the date of issuance. 3.3 Fees and Other Charges . (a) The Borrower will pay a fee on the aggregate drawable amount of all outstanding Letters of Credit at a per annum rate equal to the Applicable Margin then in effect with respect to Eurodollar Loans, shared ratably among the Revolving Credit Lenders in accordance with their respective Revolving Credit Percentages and payable quarterly in arrears on each L/C Fee Payment Date after the issuance date. In addition, the Borrower shall pay to the relevant Issuing Lender for its own account a fronting fee on the aggregate drawable amount of all outstanding Letters of Credit issued by it of ¼ of 1% per annum, payable quarterly in arrears on each L/C Fee Payment Date after the issuance date. (a) Each Letter of Credit shall be issued, amended or extended, as the case may be, upon the request of the Borrower delivered to the Applicable Issuing Party (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by the Applicable Issuing Party and the Administrative Agent not later than 1:00 p.m. at least three Business Days (or such later date and time as the Administrative Agent and such Applicable Issuing Party may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the Applicable Issuing Party: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof, and whether such Letters of Credit is a Fronted Letter of Credit or a Several Letter of Credit; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; and (H) such other matters as the Applicable Issuing Party may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the Applicable Issuing Party (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the Applicable Issuing Party may reasonably require. Additionally, the Borrower shall furnish to such Applicable Issuing Party and the

91 Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as such Applicable Issuing Party or the Administrative Agent may reasonably require. (b) In addition to the foregoing fees, the Borrower shall pay or reimburse each Issuing Lender for such normal and customary costs and expenses as are incurred or charged by such Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.Promptly after receipt of any Letter of Credit Application, the Applicable Issuing Party will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, such Applicable Issuing Party will provide the Administrative Agent with a copy thereof. Unless such Applicable Issuing Party has received written notice from any Revolving Credit Lender, the Administrative Agent or the Borrower, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Section 5.2 shall not be satisfied on such date, then, subject to the terms and conditions hereof, such Applicable Issuing Party shall, on the requested date, issue a Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with such Applicable Issuing Party’s usual and customary business practices. Immediately upon the issuance of each Fronted Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable Issuing Lender a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Revolving Credit Percentage times the amount of such Letter of Credit. 3.4 L/C Participations(c) If the Borrower so requests in any applicable Letter of Credit Application, the Applicable Issuing Party may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that, (A) any such Auto-Extension Letter of Credit must permit the relevant L/C Issuer to prevent any such extension at least once in each 12-month period (commencing with the date of issuance of such Letter of Credit) by giving prior written notice to the beneficiary thereof not later than a specific day (the “Non-Extension Notice Date”) in each such 12-month period to be agreed upon at the time such Letter of Credit is issued and (B) no Auto-Extension Letter of Credit shall permit the extension thereof to occur on any date that is after the Applicable Termination Date. Unless otherwise directed by the Applicable Issuing Party, the Borrower shall not be required to make a specific request to such Applicable Issuing Party for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Revolving Credit Lenders shall be deemed to have authorized (but may not require) the Applicable Issuing Party to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided that, if any such extension results in any such Letter of Credit being or becoming an Extended Letter of Credit, the Borrower shall provide Cash Collateral therefor in accordance with Section 3.15; provided, further, that the Applicable Issuing Party shall not permit any such extension if (A) such Applicable Issuing Party has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (b) or (c) of Section 3.1 or otherwise) or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date (1) with respect to a Fronted Letter of

92 Credit, from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) with respect to a Several Letter of Credit, from the Administrative Agent that a relevant L/C Issuer has elected not to permit such extension and in each such case directing such Applicable Issuing Party not to permit such extension. (d) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to the beneficiary thereof or an advising bank with respect thereto, the Applicable Issuing Party will also deliver (i) in the case of a Fronted Letter of Credit, to the Borrower and the Administrative Agent and (ii) in the case of a Several Letter of Credit, to the Borrower, the Administrative Agent and each Revolving Credit Lender, a true and complete copy of such Letter of Credit or amendment. 3.3 Drawings and Reimbursements; Funding of Participations. (a) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the Applicable Issuing Party shall notify the Borrower and the Administrative Agent thereof. If such Applicable Issuing Party notifies the Borrower of any payment under a Letter of Credit prior to 11:00 a.m. on the date of such payment, the Borrower shall reimburse such Applicable Issuing Party through the Administrative Agent in an amount equal to the amount of such drawing on such day in Dollars; provided that, if such notice is not provided to the Borrower prior to 11:00 a.m. on such payment date, then the Borrower shall reimburse such Applicable Issuing Party through the Administrative Agent in an amount equal to the amount of such drawing not later than 3:00 p.m. on the next succeeding Business Day, and such extension of time shall be reflected in computing fees in respect of such Letter of Credit (each such date, a “Reimbursement Date”). In the case of payments made in respect of Several Letters of Credit, the L/C Administrator shall distribute such payments to the applicable Revolving Credit Lenders promptly upon receipt in like funds as received. If the Borrower fails to so reimburse the relevant Issuing Lender with respect to a Fronted Letter of Credit by such time, the Administrative Agent shall promptly notify each Revolving Credit Lender who has a participation in such Fronted Letter of Credit of the Reimbursement Date, the Dollar amount of the unreimbursed drawing (the “Unreimbursed Amount”) and the amount of such Revolving Credit Lender’s Revolving Credit Percentage thereof. In such event, the Borrower shall be deemed to have requested a borrowing of Base Rate Loans to be disbursed on the applicable Reimbursement Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.2 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Total Revolving Credit Commitments and the conditions set forth in Section 5.2 (other than the delivery of a borrowing request and a borrowing base certificate). Any notice given by an Issuing Lender or the Administrative Agent pursuant to this Section 3.3(a) may be given by telephone if immediately confirmed in writing; provided that, the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (b) Each Revolving Credit Lender (including each Revolving Credit Lender acting as an Issuing Lender) who has a participation in such Fronted Letter of Credit shall, upon receipt of any notice pursuant to Section 3.3(a), make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the applicable Issuing Lender at the Administrative Agent’s office in an amount equal to its Revolving Credit

93 Percentage of the Unreimbursed Amount not later than 3:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 3.3(c), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the applicable Issuing Lender. (c) With respect to any Unreimbursed Amount that is not fully refinanced by a borrowing of Base Rate Loans because the conditions set forth in Section 5.2 have not been satisfied or for any other reason (including the prior occurrence of the Applicable Termination Date or any other prior termination of all or any portion of the Revolving Credit Commitments), the Borrower shall be deemed to have incurred from the applicable Issuing Lender an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest thereon) and shall bear interest at the interest rate applicable to Loans that are Base Rate Loans. In such event, each Revolving Credit Lender’s payment to the Administrative Agent for the account of the applicable Issuing Lender pursuant to Section 3.3(b) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Revolving Credit Lender in satisfaction of its participation obligation under this Section 3. (d) Until each Revolving Credit Lender funds its Loan or L/C Advance pursuant to this Section 3.3 to reimburse the applicable Issuing Lender for any amount drawn under any Fronted Letter of Credit, interest in respect of such Revolving Credit Lender’s Revolving Credit Percentage of such amount shall be solely for the account of such Issuing Lender. . (ae) Each Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce eachRevolving Credit Lender’s obligation to make Loans or L/C Advances to reimburse the applicable Issuing Lender to issuefor amounts drawn under Fronted Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from each Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant’s own account and risk, an undivided interest equal to such L/C Participant’s Revolving Credit Percentage in each Issuing Lender’s obligations and rights under each Letter of Credit issued by such Issuing Lender hereunder and the amount of each draft paid by such Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with each Issuing Lender that, if a draft is paid under any Letter of Credit issued by such Issuing Lender for which such Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Administrative Agent for the account of such Issuing Lender upon demand at such Issuing Lender’s address for notices specified herein (and thereafter the Administrative Agent shall promptly pay to such Issuing Lender) an amount equal to such L/C Participant’s Revolving Credit Percentage of the amount of such draft, or any part thereof, that is not so reimbursed. Each L/C Participant’s obligation to pay such amount, as contemplated by this Section 3.3, shall be absolute and unconditional and shall not be affected by any circumstance, including (iA) any setoff, counterclaim, recoupment, defense or other right that such L/C Participantwhich such Revolving Credit Lender may have against anysuch Issuing Lender, the Borrower, any Subsidiary or any other Person for any reason whatsoever,; (iiB) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5, (iii) any adverse change in the

94 condition (financial or otherwise) of the Borrower, (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other L/C Participant; or (vC) any other circumstance, happening oroccurrence, event whatsoeveror condition, whether or not similar to any of the foregoing.; provided that, each Revolving Credit Lender’s obligation to make Loans pursuant to this Section 3.3 is subject to the conditions set forth in Section 5.2 (other than delivery by the Borrower of a borrowing request and a borrowing base certificate). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the applicable Issuing Lender for the amount of any payment made by such Issuing Lender under such Fronted Letter of Credit, together with interest as provided herein. (bf) If any amount (a “Participation Amount”) Revolving Credit Lender fails to make available to the Administrative Agent for the account of the applicable Issuing Lender any amount required to be paid by any L/C Participant to an Issuingsuch Revolving Credit Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by such Issuing Lender under any Letter of Credit is paid to such Issuing Lender within three Business Days after the date such payment is duethe foregoing provisions of this Section 3.3 by the time specified in Section 3.3(b), then, without limiting the other provisions of this Agreement, such Issuing Lender shall so notify be entitled to recover from such Revolving Credit Lender (acting through the Administrative Agent, which shall promptly notify the L/C Participants, and each L/C Participant shall pay to the Administrative Agent, for the account of such Issuing Lender, on demand (and thereafter the Administrative Agent shall promptly pay to such Issuing Lender) an amount equal to the product of (i) such Participation Amount, times (ii) the daily average Federal Funds Effective Rate during), on demand, such amount with interest thereon for the period from and including the date such payment is required to the date on which such payment is immediately available to such Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any Participation Amount required to be paid by any L/C Participant pursuant to Section 3.4(a) is not made available to the Administrative Agent for the account of the relevant Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, the Administrative Agent on behalf of such Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such Participation Amount with interest thereon calculated from such due date at the rate per annum applicable to Base Rate Loans at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by such Issuing Lender in connection with the foregoing. If such Revolving Credit Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Revolving Credit Lender’s Loan included in the relevant borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the Administrative Agent submitted on behalf of anapplicable Issuing Lender to any L/C Participantsubmitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Sectionclause (f) shall be conclusive in the absencet of manifest error. 3.4 Repayment of Participations. (ca) Whenever, atAt any time after anany Issuing Lender has made a payment in respect of any drawing under any Fronted Letter of Credit issued by it and has received from the Administrative Agent any L/C Participant’s pro rata shareany Revolving Credit Lender such

95 Revolving Credit Lender’s L/C Advance in respect of such payment in accordance with Section 3.4(a),3.3, if the Administrative Agent receives for the account of such Issuing Lender receives any payment in respect of the related to such Letter of CreditUnreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash cCollateral applied thereto by such Issuing Lender), or any payment of interest on account thereof, such Issuing Lender will distribute to the Administrative Agent for the account of such L/C Participant (and thereafter), the Administrative Agent will promptly distribute to such L/C Participant) its pro rata shareRevolving Credit Lender its Revolving Credit Percentage thereof; provided, however, that in the event that in the same funds as those received by the Administrative Agent. (b) If any such payment received by suchthe Administrative Agent for the account of an Issuing Lender shall bepursuant to Section 3.3(a) is required to be returned under any of the circumstances described in this Agreement (including pursuant to any settlement entered into by such Issuing Lender, such L/C Participant shall return in its discretion), each Revolving Credit Lender shall pay to the Administrative Agent for the account of such Issuing Lender (and thereafterits Revolving Credit Percentage thereof on demand of the Administrative Agent shall promptly return to such Issuing Lender) the portion thereof previously distributed by such Issuing Lender., plus interest thereon from the date of such demand to the date such amount is returned by such Revolving Credit Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the Revolving Credit Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. 3.5 Reimbursement Obligation of the Borrower. The Borrower agrees to reimburse each Issuing Lender, on each date on which such Issuing Lender notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by such Issuing Lender, for the amount of (a) such draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by such Issuing Lender in connection with such payment (the amounts described in the foregoing clauses (a) and (b) in respect of any drawing, collectively, the “Payment Amount”). Each such payment shall be made to such Issuing Lender at its address for notices specified herein in lawful money of the United States of America and in immediately available funds. Interest shall be payable on each Payment Amount from the date of the applicable drawing until payment in full at the rate set forth in (i) until the second Business Day following the date of the applicable drawing, Section 2.13(b) and (ii) thereafter, Section 2.13(c). Each drawing under any Letter of Credit shall (unless an event of the type described in clause (i) or (ii) of Section 8.1(f) shall have occurred and be continuing with respect to the Borrower, in which case the procedures specified in Section 3.4 for funding by L/C Participants shall apply) constitute a request by the Borrower to the Administrative Agent for a borrowing pursuant to Section 2.2 of Base Rate Loans (or, at the option of the Administrative Agent and any Swing Line Lender in its sole discretion, a borrowing pursuant to Section 2.4 of Swing Line Loans) in the amount of such drawing. The Borrowing Date with respect to such borrowing shall be the first date on which a borrowing of Revolving Credit Loans (or, if applicable, Swing Line Loans) could be made, pursuant to Section 2.2 (or, if applicable, Section 2.4), if the Administrative Agent had received a notice of such borrowing at the time the Administrative Agent receives notice from the relevant Issuing Lender of such drawing under such Letter of Credit.

96 3.63.5 Obligations Absolute. The obligation of the Borrower to reimburse the Applicable Issuing Party for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following: (a) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document; (b) the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any other Person may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Applicable Issuing Party or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (c) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (d) any payment by the Applicable Issuing Party under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the Applicable Issuing Party under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; (e) any release or amendment or waiver of or consent to departure from any guarantee for all or any of the Obligations of the Borrower in respect of such Letter of Credit; or (f) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any other Person. The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will promptly, but no later than two Business Days following receipt of such copy, notify the Applicable Issuing Party. 3.6 Several Letters of Credit. (a) Upon request of Borrower, the L/C Administrator is hereby authorized to execute and deliver each Several Letter of Credit and each amendment to a Several Letter of Credit on behalf of each Revolving Credit Lender; provided that, upon request of the Borrower, such Several Letter of Credit or amendment will be executed by each Revolving Credit Lender. The L/C Administrator shall use the Revolving Credit Percentage of each Revolving Credit

97 Lender as its “Commitment Share” under each Several Letter of Credit; provided that, each Limited Fronting Lender (if any), in its capacity as such, shall, in addition to its own “Commitment Share” as a Revolving Credit Lender, be deemed to have a “Commitment Share” (or equivalent term) equal to the Revolving Credit Percentage (or portion thereof, if applicable) of each Non-SLC Bank for which such Limited Fronting Lender acts in such capacity under such Several Letter of Credit. The L/C Administrator shall not amend any Several Letter of Credit to change the “Commitment Shares” of any Revolving Credit Lender or add or delete a Revolving Credit Lender liable thereunder unless such amendment is done in connection with a Limited Fronting Lender Agreement in accordance with Section 3.6(d), an assignment in accordance with Section 10.6, a change in the Revolving Credit Lenders and/or the Revolving Credit Percentages as a result of any increase in the Revolving Credit Commitments pursuant to Section 2.23, an extension of the Revolving Credit Commitments pursuant to Section 2.6 or any other addition or replacement of a Revolving Credit Lender in accordance with the terms of this Agreement. Each Revolving Credit Lender (including, for the avoidance of doubt, each Limited Fronting Lender) hereby irrevocably constitutes and appoints the L/C Administrator its true and lawful attorney-in-fact for and on behalf of such Revolving Credit Lender with full power of substitution and revocation in its own name or in the name of the L/C Administrator to issue, execute and deliver, as the case may be, each Several Letter of Credit and each amendment to a Several Letter of Credit and to carry out the purposes of this Agreement with respect to Several Letters of Credit. Upon request, each Revolving Credit Lender shall execute such powers of attorney or other documents as any beneficiary of any Several Letter of Credit may reasonably request to evidence the authority of the L/C Administrator to execute and deliver such Several Letter of Credit and any amendment or other modification thereto on behalf of the Revolving Credit Lenders. To the extent that the L/C Administrator has not received funds from a Revolving Credit Lender with respect to a Several Letter of Credit, the L/C Administrator shall only forward the funds actually received to the beneficiary. (b) Each Revolving Credit Lender (including, for the avoidance of doubt, each Limited Fronting Lender) agrees with the L/C Administrator that, if a draft is paid under any Several Letter of Credit for which such L/C Administrator is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, each Revolving Credit Lender shall pay to the L/C Administrator upon demand at the L/C Administrator’s address for notices specified herein an amount in Dollars equal to such Revolving Credit Lender’s Commitment Share (and, in the case of each Limited Fronting Lender, the Commitment Share (or the portion thereof for which it has agreed to be a Limited Fronting Lender) of each applicable Non-SLC Bank). In the event that a Limited Fronting Lender pays the Commitment Share of a Non-SLC Bank, such Non-SLC Bank shall pay such Commitment Share (or the relevant portion thereof, if applicable) to such Limited Fronting Lender in purchase of its participation in such payment. Each Revolving Credit Lender’s (including, for the avoidance of doubt, each Limited Fronting Lender’s and each Non-SLC Bank’s) obligation to pay such amount shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender may have against L/C Administrator, the Borrower or any other Person; (B) the occurrence or continuance of a Default; or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing.

98 (c) The obligations of each Revolving Credit Lender under and in respect of each Several Letter of Credit are several, and the failure by any Revolving Credit Lender to perform its obligations hereunder or under any Several Letter of Credit shall not affect the obligations of the Borrower toward any other party hereto nor shall any other such party (other than Limited Fronting Lenders with respect to Several Letters of Credit they have issued on behalf of Non-SLC Banks) be liable for the failure by such Revolving Credit Lender to perform its obligations hereunder or under any Several Letter of Credit. (d) In the event that any Revolving Credit Lender agrees (in its sole discretion) to act as a Limited Fronting Lender for any Non-SLC Bank upon such terms and conditions as such parties may agree (including fees payable by such Non-SLC Bank to such Limited Fronting Lender) (such agreement, a “Limited Fronting Lender Agreement”), the following provisions shall apply (in addition to any other provisions hereof relating to Limited Fronting Lenders): (i) upon the issuance of any Several Letter of Credit pursuant hereto, with respect to any Non-SLC Bank, each applicable Limited Fronting Lender, in reliance upon the agreements of such Non-SLC Bank, agrees (A) to issue through the L/C Administrator, in addition to its own obligations as a Revolving Credit Lender under such Several Letter of Credit, severally, such Several Letter of Credit in an amount equal to such Non-SLC Bank’s Commitment Share of the stated amount of such Several Letter of Credit (or the portion thereof for which such Limited Fronting Lender has agreed to be a Limited Fronting Lender), and (B) to amend or extend each Several Letter of Credit previously issued by it as a Limited Fronting Lender for such Non-SLC Bank; and (ii) with respect to any Several Letter of Credit issued by a Limited Fronting Lender pursuant to clause (i) above for a Non-SLC Bank, such Non-SLC Bank agrees to purchase participations in the obligations of such Limited Fronting Lender under such Several Letter of Credit in the amount attributable to such Non-SLC Bank. Without any further action on the part of any party, each Limited Fronting Lender hereby grants to each applicable Non-SLC Bank for which it is acting as a Limited Fronting Lender hereunder, and each such Non-SLC Bank hereby acquires from such Limited Fronting Lender, a participation in such Limited Fronting Lender’s Commitment Share of each Several Letter of Credit for which such Limited Fronting Lender is acting as a Limited Fronting Lender on behalf of such Non-SLC Bank hereunder in the amount attributable to such Non-SLC Bank. Each such Non-SLC Bank purchasing a participation hereunder acknowledges and agrees that its obligation to acquire such participations in respect of Several Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment or extension of any Letter of Credit or the occurrence and continuance of a Default or Event of Default or reduction or termination of the Revolving Credit Commitments. In consideration and in furtherance of the foregoing, each such Non-SLC Bank hereby absolutely and unconditionally agrees to pay to the L/C Administrator, for account of the applicable Limited Fronting Lender, an amount equal to the amount of each payment made by such Limited Fronting Lender in respect of the

99 portion of each such Several Letter of Credit in which such Non-SLC Bank holds a participation, promptly upon the request of such Limited Fronting Lender, at any time from the time such payment is made until such payment is reimbursed by the Borrower or at any time after any reimbursement payment is required to be refunded to the Borrower for any reason. Such payment by such Non-SLC Bank shall be made for the account of the applicable Limited Fronting Lender without any offset, abatement, withholding or reduction whatsoever. To the extent that any Non-SLC Bank has made payments pursuant to this paragraph to reimburse a Limited Fronting Lender in respect of any participation interests purchased hereunder in respect of any Several Letter of Credit, promptly following receipt by the L/C Administrator of any payment from the Borrower pursuant to Section 3 in respect of such Several Letter of Credit, the L/C Administrator shall distribute such payment to such Limited Fronting Lender and such Non-SLC Bank as their interests may appear. Any payment made by a Non-SLC Bank in respect of its participation pursuant to this paragraph to reimburse the applicable Limited Fronting Lender for any payment made in respect of any drawing under a Several Letter of Credit shall not relieve the Borrower of its obligation to reimburse the amount of such drawing. (e) Each Revolving Credit Lender that agrees to act as a Limited Fronting Lender for any Non-SLC Bank shall promptly notify the Administrative Agent (which shall promptly notify the L/C Administrator) of such agreement and of any termination or expiration of such agreement. (f) In the event that, pursuant to this Section 3.6, any Revolving Credit Lender agrees to act as a Limited Fronting Lender for any other Revolving Credit Lender that becomes a Non-SLC Bank, such Revolving Credit Lender shall receive such compensation therefor as such Non-SLC Bank and such Revolving Credit Lender may agree. Notwithstanding anything herein to the contrary, no Revolving Credit Lender shall have any obligation to agree to act hereunder as a Limited Fronting Lender for any other Revolving Credit Lender. (g) To the extent that the Borrower for any reason fails to indefeasibly pay any indemnifiable amount required to be paid under Section 10.5 to a Revolving Credit Lender acting in its capacity as Limited Fronting Lender with respect to any outstanding Several Letters of Credit, the relevant Non-SLC Bank agrees to pay to the Limited Fronting Lender such indemnity payment 3.7 Non-SLC Bank. Each Revolving Credit Lender agrees to use commercially reasonable efforts, at all times from and after the Effective Date, (a) to have internal policies that authorize it to issue Several Letters of Credit or (b) if such Revolving Credit Lender is a Non-SLC Bank, to agree with another Revolving Credit Lender which is not a Non-SLC Bank, as provided in Section 3.6, that such Revolving Credit Lender shall (in its sole discretion) act as the Limited Fronting Lender for such Non-SLC Bank with respect to any Several Letters of Credit which are outstanding at the time such Revolving Credit Lender becomes a Non-SLC Bank and/or are issued during the period that such Revolving Credit Lender is a Non-SLC Bank.

100 . The Borrower’s obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against any Issuing Lender, any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees with each Issuing Lender that such Issuing Lender shall not be responsible for, and the Borrower’s Reimbursement Obligations under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. No Issuing Lender shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Issuing Lender. The Borrower agrees that any action taken or omitted by an Issuing Lender under or in connection with any Letter of Credit issued by it or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of such Issuing Lender to the Borrower. 3.8 Role of Applicable Issuing Party. Each Revolving Credit Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the Applicable Issuing Party shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the Applicable Issuing Party, the Administrative Agent, any of their respective affiliates, and their respective officers, directors, trustees, employees, advisors, agents and controlling persons, nor any correspondent, participant or assignee of any Applicable Issuing Party shall be liable to any Revolving Credit Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Required Lenders; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that, this assumption is not intended to, and shall not, preclude the Borrower pursuing such rights and remedies as it may have against any L/C Issuer, the beneficiary or transferee at law or under any other agreement. None of the applicable L/C Issuer, the Administrative Agent, the L/C Administrator any of their respective officers, directors, trustees, employees, advisors, agents and controlling persons, nor any correspondent, participant or assignee of any Applicable Issuing Party shall be liable or responsible for any of the matters described in clauses (a) through (f) of Section 3.5; provided that, anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against such L/C Issuer or L/C Administrator, and such L/C Issuer or L/C Administrator may be liable to the Borrower, to the extent, but only to the extent, of any direct (as opposed to indirect, special, punitive, consequential or exemplary unless payable by the Borrower to a third party) damages suffered by the Borrower which a court of competent jurisdiction determines in a final non-appealable judgment were caused by such L/C Issuer’s or

101 such L/C Administrator’s willful misconduct, gross negligence, fraud or illegal acts or such L/C Issuer’s or such L/C Administrator’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the applicable L/C Issuer and the L/C Administrator’s may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and such L/C Issuer and such or L/C Administrator’s shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. 3.9 Applicability of ISP. Unless otherwise expressly agreed by the Applicable Issuing Party and the Borrower when a Letter of Credit is issued, the rules of the ISP shall apply to each Letter of Credit. 3.73.10 Letter of Credit PaymentsFees. If any draft shall be presented for payment under any Letter of Credit, the relevant Issuing Lender shall promptly notify the Borrower and the Administrative Agent of the date and amount thereof. The responsibility of the relevant Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit, in addition to any payment obligation expressly provided for in such Letter of Credit issued by such Issuing Lender, shall be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment appear on their face to be in conformity with such Letter of Credit. 3.8 Applications. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply. 3.9 Resignation of an Issuing Lender. Any Issuing Lender may resign upon 30 days’ notice to the Administrative Agent, the Lenders and the Borrower. In the event of any such resignation, the Borrower shall be entitled to appoint from among the Lenders a successor Issuing Lender hereunder by written agreement among the Borrower, the Administrative Agent, the resigning Issuing Lender (provided that the resigning Issuing Lender shall not be required to execute or deliver any written agreement if the resigning Issuing Lender has no Letters of Credit or Reimbursement Obligations outstanding), provided that, the failure by the Borrower to appoint a successor shall not affect the resignation of such Issuing Lender. On the date of effectiveness of such resignation, the Borrower shall pay all accrued and unpaid fees to the resigning Issuing Lender pursuant to Section 3.3. Any Issuing Lender resigning hereunder, (i) shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender set forth in this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation, including the right to require the Lenders to make Loans pursuant to Section 3.5 or to purchase participations in outstanding Letters of Credit pursuant to Section 3.4, but, after receipt by the Administrative Agent, the Lenders and the Borrower of notice of resignation from such Issuing Lender, such Issuing Lender shall not be required, and shall be discharged from its obligations, to issue additional Letters of Credit or extend or increase the amount of Letters of Credit then outstanding, without affecting its rights and obligations with respect to Letters of Credit previously issued by it and (ii) the provisions of

102 Sections 2.17, 2.18 and 10.5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Issuing Lender under this Agreement. Upon the appointment of a successor Issuing Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the resigning Issuing Lender and (b) the successor Issuing Lender shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the such resigning Issuing Lender. In the event that the Borrower does not appoint a successor Issuing Lender to replace a resigning Issuing Lender, on the effective date of such resigning Issuing Lender’s resignation, (x) such Issuing Lender’s L/C Commitment shall automatically terminate and (y) the L/C Sublimit shall automatically be reduced by an amount equal to such Issuing Lender’s L/C Commitment until the Borrower appoints a successor Issuing Lender, if any, in accordance with this Section 3.9, provided that, the aggregate L/C Commitments of all Issuing Lenders shall not exceed the L/C Sublimit. The Administrative Agent shall notify the Revolving Credit Lenders of any such resignation or replacement of an Issuing Lender. . The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Revolving Credit Percentage a Letter of Credit fee (the “Letter of Credit Fee”) in Dollars for each outstanding Letter of Credit equal to the Applicable Margin then in effect with respect to Term SOFR Loans times the average daily amount available to be drawn under such Letter of Credit; provided that, any Letter of Credit Fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the Applicable Issuing Party pursuant to this Section 3 or Section 2.24 shall be payable, to the maximum extent permitted by applicable law, to the other Revolving Credit Lenders in accordance with the upward adjustments in their respective Revolving Credit Percentages allocable to such Letter of Credit pursuant to Section 2.24, with the balance of such fee, if any, payable to the Applicable Issuing Party for its own account. For purposes of computing the average daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.4. Letter of Credit Fees shall be (i) due and payable on the L/C Fee Payment Date, and (ii) computed on a quarterly basis in arrears. For the avoidance of doubt, Letter of Credit Fees shall accrue, and be due and payable, on any Extended Letter of Credit notwithstanding its expiry being after the Applicable Termination Date (and the Applicable Margin then in effect with respect to Term SOFR Loans shall continue to be computed for such purpose during such period). If there is any change in the Applicable Margin with respect to Term SOFR Loans during any quarter, the average daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the relevant Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect. 3.11 Fronting Fee and Documentary Processing Charges. The Borrower shall pay directly to each Issuing Lender for its own account a fronting fee with respect to each Fronted Letter of Credit, (at the rate as shall be separately agreed by the Borrower and such Issuing Lender), computed on the average daily amount available to be drawn under such Fronted Letter of Credit on a quarterly basis in arrears. Such fronting fee shall be due and payable on L/C Fee Payment Date, commencing with the first such date to occur after the issuance of such Fronted Letter of Credit, on the Applicable Termination Date, on the date of expiry of any Extended Letter of Credit occurring after the Applicable Termination Date and thereafter on demand. For the avoidance of doubt, the fronting fee shall accrue, and be due and

103 payable, on any Extended Letter of Credit notwithstanding its expiry being after the Applicable Termination Date. For purposes of computing the daily amount available to be drawn under any Fronted Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.4. In addition, the Borrower shall pay directly to the Applicable Issuing Party for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Applicable Issuing Party relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are non-refundable. 3.12 Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control. 3.13 Extended Letters of Credit. If on the Applicable Termination Date with respect to any Letter of Credit such Letter of Credit remains outstanding, then notwithstanding anything to the contrary herein, and notwithstanding the occurrence of the Applicable Termination Date with respect to such Letter of Credit or the termination of the Revolving Credit Commitments of the Revolving Credit Lenders hereunder for any other reason, the Administrative Agent, the Applicable Issuing Party, the Borrower and the Revolving Credit Lenders agree that: (a) the obligation of the L/C Issuers contained herein with respect to honoring draws under such Letter of Credit shall continue with respect to such Letter of Credit (in accordance with its terms) until the expiry of such Letter of Credit; (b) the obligations of the Borrower contained herein to reimburse the Administrative Agent, the Applicable Issuing Party or any Revolving Credit Lenders with respect to any drawings or any other L/C Obligations with respect to such Letter of Credit shall continue with respect to such Letter of Credit (in accordance with its terms) until the expiry of all Letters of Credit and the payment of all L/C Obligations; (c) if it has not done so already, the Borrower shall provide Cash Collateral with respect to such Letter of Credit in accordance with Section 3.15; (d) the obligations of the Revolving Credit Lenders contained herein to make available their respective Revolving Credit Percentages of any Unreimbursed Amount with respect to Fronted Letters of Credit, or to otherwise purchase participations in or reimburse the applicable Issuing Lender for any Unreimbursed Amounts, shall terminate with respect to such Letter of Credit upon the Applicable Termination Date with respect to such Fronted Letter of Credit if and to the extent the Borrower has provided Cash Collateral with respect to such Fronted Letter of Credit in accordance with Section 3.15, has delivered a backstop letter of credit to the applicable Issuing Lender with respect to such Fronted Letter of Credit or has otherwise provided credit support, in each case reasonably acceptable to the applicable Issuing Lender; and (e) except as otherwise provided in Section 3.13(d), all provisions contained herein as are related to any Letter of Credit and any L/C Obligations (including provisions related to Cash Collateral and Defaulting Lenders, the occurrence of any Default, and the availability of all remedies and rights of the Administrative Agent, the L/C Issuers, the L/C

104 Administrator and/or the Revolving Credit Lenders with respect thereto) shall continue in full force and effect until the expiry of all Letters of Credit and the repayment in full of all Obligations, without regard to the occurrence of the Applicable Termination Date with respect to such Letter of Credit. Notwithstanding the foregoing provisions of this Section 3.13, no Applicable Issuing Party shall, and no Applicable Issuing Party shall have any obligation to, issue, amend, renew or extend any Letter of Credit after the day that is five Business Days prior to the Applicable Termination Date with respect to such Letter of Credit, and no Letter of Credit may have an expiry date that is later than the applicable Letter of Credit Expiration Date. 3.14 Reporting. Not later than the third Business Day following the last day of each month (or at such other intervals as the Administrative Agent and the Applicable Issuing Party shall agree), each Applicable Issuing Party shall provide to the Administrative Agent a schedule of the Letters of Credit issued by it, in form and substance reasonably satisfactory to the Administrative Agent, showing the date of issuance of each Letter of Credit, the account party, the original face amount (if any), the expiration date, and the reference number of any Letter of Credit outstanding at any time during such month, and showing the aggregate amount (if any) payable by the Borrower to such Applicable Issuing Party during such month. 3.15 Cash Collateral. The Borrower shall provide Cash Collateral (in an amount equal to 103% of the maximum face amount of each Extended Letter of Credit, calculated in accordance with Section 1.4) to the applicable L/C Issuer with respect to each Extended Letter of Credit issued by such L/C Issuer by a date that is no later than the earlier to occur of the date any Letter of Credit constitutes an Extended Letter of Credit or the date that is five Business Days prior to the Applicable Termination Date with respect to each Extended Letter of Credit; provided that, if the Borrower fails to provide Cash Collateral with respect to any such Extended Letter of Credit by such time, such event shall be treated as a drawing under such Extended Letter of Credit (in an amount equal to 103% of the maximum face amount of each such Letter of Credit, calculated in accordance with Section 1.4), which shall be reimbursed (or participations therein funded) in accordance with Section 3.3, with the proceeds being utilized to provide Cash Collateral for such Extended Letter of Credit. SECTION 4 REPRESENTATIONS AND WARRANTIES To induce the Agents and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, the REIT and the Borrower hereby jointly and severally represent and warrant to each Agent and each Lender that: 4.1 Financial Condition (a) The unaudited pro forma consolidated balance sheet of the REIT and its consolidated Subsidiaries as at September 30, 20152022 (including the notes thereto) (the “Pro Forma Balance Sheet”), copies of which have heretofore been furnished to each Lender, has been prepared giving effect (as if such events had occurred on such date) to (i) the Loans to be made on the Effective Date and the use of proceeds thereof and (ii) the payment of fees and expenses in connection with the foregoing. The Pro Forma Balance Sheet has been prepared based on the best information available to the REIT as of the date of delivery thereof, and presents fairly on a pro forma basis the estimated financial position of the REIT and

105 its consolidated Subsidiaries as at September 30, 20152022, assuming that the events specified in the preceding sentence had actually occurred at such date. (b) [Intentionally omitted]. (c) The audited consolidated balance sheets of the REIT as at December 31, 20132020 and December 31, 20142021, and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by and accompanied by an unqualified report from PricewaterhouseCoopers, copies of which have heretofore been furnished to each Lender, present fairly the consolidated financial condition of the REIT and its consolidated Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheet of the REIT and its consolidated Subsidiaries as at September 30, 20152022, and the related unaudited consolidated statements of income and cash flows for the nine-month period ended on such date, copies of which have heretofore been furnished to each Lender, present fairly the consolidated financial condition of the REIT and its consolidated Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the nine-month period then ended (subject to normal year-end audit adjustments). (d) The unaudited operating statements for each Borrowing Base Property for the fiscal years ended December 31, 20122019, December 31, 20132020 and December 31, 20142021, copies of which have heretofore been furnished to each Lender, present fairly the operating cash flow of each Borrowing Base Property for the respective fiscal years then ended. The unaudited operating statements for each Borrowing Base Property for the nine-month period ended September 30, 20152022, copies of which have heretofore been furnished to each Lender, presents fairly the operating cash flow of each Borrowing Base Property for the nine-month period ended on such date. (e) All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with the Uniform System of Accounts and reconciled in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). The Group Members do not have any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long-term Leases or unusual forward or long-term commitments, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph. During the period from December 31, 20142021 to and including the date hereof there has been no Disposition by the REIT and its Subsidiaries of any material part of its business or Property. 4.2 No Change. Since December 31, 20142021 there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect. 4.3 Corporate Existence; Compliance with Law. (a) Each of the Group Members (i) is duly organized, validly existing and in good standing under the laws of the

106 jurisdiction of its organization, (ii) has the corporate power and authority, and the legal right and all requisite governmental licenses, authorizations, consents and approvals to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, (iii) is duly qualified as a foreign corporation or other organization and in good standing under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification and (iv) is in compliance with all Requirements of Law, except in the case of clauses (iii) and (iv) to the extent that the failure to so qualify or comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. (b) All material certifications, permits, licenses and approvals, including without limitation, certificates of completion and occupancy permits and any applicable liquor license and hospitality license required for the legal use, occupancy and operation of each Borrowing Base Property as a hotel (collectively, the “Hotel Licenses”), have been obtained and are in full force and effect. Each Group Member is in compliance in all material respects with all Hotel Licenses, and no event (including, without limitation, any material violation of any law, rule or regulation) has occurred which would reasonably likely lead to the revocation or termination of any Hotel License or the imposition of any material restriction thereon. The Hotel Licenses listed on Schedule 4.3(b) constitute all Hotel Licenses of the Borrowing Base Group Members. The use being made of each Borrowing Base Property is in conformity with the certificate of occupancy issued for such Borrowing Base Property. 4.4 Corporate Power; Authorization; Enforceable Obligations. Each Loan Party has the corporate or other power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to borrow hereunder. Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the borrowings on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or the execution, delivery, performance, validity or enforceability of this Agreement or any of the other Loan Documents, except consents, authorizations, filings and notices described in Schedule 4.4, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect. Each Loan Document has been duly executed and delivered on behalf of each Loan Party that is a party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). 4.5 No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of any Group Member and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any

107 Requirement of Law or any such Contractual Obligation. No Requirement of Law or Contractual Obligation applicable to any Group Member could reasonably be expected to have a Material Adverse Effect. 4.6 No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the REIT or the Borrower, threatened by or against any Group Member or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that could reasonably be expected to have a Material Adverse Effect. 4.7 No Default. None of the Group Members is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing. 4.8 Ownership of Property; Liens. (a) Each of the Group Members has good record and marketable title, and with respect to the Borrowing Base Properties, title in fee simple to, or a valid leasehold interest in, all its Real Property, and good title to, or a valid leasehold interest in, all its other Property, and none of such Property is subject to any Lien except as permitted by Section 7.3. Such Liens in the aggregate do not materially and adversely affect the value, operation or use of the applicable Real Property (as currently used) or the Borrower’s ability to repay the Loans. (b) (i) No Loan Party has received written notice of the assertion of any material valid claim by anyone adverse to any such Loan Party’s ownership or leasehold rights in and to any Borrowing Base Property and (ii) no Person has an option or right of first refusal to purchase all or part of any Borrowing Base Property or any interest therein which has not been waived (except as disclosed in writing and approved by the Required Lenders). 4.9 Intellectual Property. Each of the Group Members owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted. No material claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does the REIT or the Borrower know of any valid basis for any such claim. The use of Intellectual Property by the Group Members does not infringe on the rights of any Person in any material respect. 4.10 Taxes. Each of the Group Members has filed or caused to be filed all Federal, state and other material tax returns that are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its Property and all other taxes, fees or other charges imposed on it or any of its Property by any Governmental Authority (other than any taxes the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with the Uniform System of Accounts and reconciled in accordance with GAAP have been provided on the books of the applicable Group Member, as the case may be); and no tax

108 Lien has been filed, and, to the knowledge of the REIT and the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge. 4.11 Federal Regulations. No part of the proceeds of any Loans, and no other extensions of credit hereunder, will be used for “purchasing” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect or for any purpose that violates the provisions of the Regulations of the Board. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1 referred to in Regulation U. 4.12 Labor Matters. There are no strikes or other labor disputes against any Group Member or involving the operations of the Borrowing Base Properties pending or, to the knowledge of the REIT or the Borrower, threatened that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. Hours worked by and payments made to employees of the Group Members and to employees of any Qualified Manager who are principally involved in the operations of any of the Borrowing Base Properties (the “Hotel Employees”) have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. All payments due from the Group Members on account of employee health and welfare insurance, including payments in respect of the Hotel Employees, that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect if not paid have been paid or accrued as a liability on the books of the Group Members. 4.13 ERISA. Neither a Reportable Event nor a failure to meet the minimum funding standards and benefit limitations of Section 412, 430 or 436 of the Code with respect to any Single Employer Plan (whether or not waived) has occurred during the period of ownership of any of the Borrowing Base Properties by a Group Member or Affiliate, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a material liability under ERISA, and neither the Borrower nor any Commonly Controlled Entity would become subject to any material liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or, to the knowledge of Borrower or any Commonly Controlled Entity, Insolvent. 4.14 Investment Company Act; Other Regulations. No Loan Party is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to

109 regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to incur Indebtedness. 4.15 Subsidiaries. (a) The Subsidiaries listed on Schedule 4.15 constitute all the Subsidiaries of the REIT on the Effective Date. Schedule 4.15 sets forth as of the Effective Date the name and jurisdiction of incorporation, formation or organization, as applicable, of each Subsidiary and, as to each Subsidiary, the percentage of each class of Capital Stock owned by each Group Member. (b) There are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors’ qualifying shares) of any nature relating to any Capital Stock of any Group Member, except as disclosed on Schedule 4.15. 4.16 Use of Proceeds. The proceeds of the Revolving Credit Loans on the Effective Date shall be used to refinance the Existing Credit Agreement and to pay related fees and expenses. The proceeds of the Revolving Credit Loans, the Swing Line Loans and the Letters of Credit after the Effective Date shall be used for general corporate purposes, including to refinance existing indebtedness, and funding acquisitions, redevelopment and expansion. 4.17 Environmental Matters. Other than exceptions to any of the following that could not, individually or in the aggregate, reasonably be expected to result in the payment of a Material Environmental Amount: (a) Each of the Group Members and all Real Property and facilities owned, leased, or otherwise operated by them: (i) is, and within the period of all applicable statutes of limitation has been to the knowledge of the Borrower, in compliance with all applicable Environmental Laws; (ii) holds or as applicable is covered by all Environmental Permits (each of which is in full force and effect) required for its current or intended operations; (iii) is, and within the period of all applicable statutes of limitation has been, in compliance with all applicable Environmental Permits; and (iv) to the extent within the control of the Borrower and its Subsidiaries: each of such Environmental Permits will be timely renewed and complied with and additional Environmental Permits that may be required will be timely obtained and complied with, without material expense; and compliance with any Environmental Law that is or is expected to become applicable to it will be timely attained and maintained, without material expense. (b) Materials of Environmental Concern are not present at, on, under, in, or about any Real Property or facilities now or formerly owned, leased or operated by any Group Member, or at any other location (including, without limitation, any location to which Materials of Environmental Concern have been sent for re-use or recycling or for treatment, storage, or disposal) which could reasonably be expected to (i) give rise to liability of any Group Member under any applicable Environmental Law or otherwise result in costs to any Group Member, or (ii) interfere with the Borrower’s or any of its

110 Subsidiaries’ continued operations, or (iii) impair the fair saleable value of any Real Property owned or leased by any Group Member. (c) There is no judicial, administrative, or arbitral proceeding (including any notice of violation or alleged violation) under or relating to any Environmental Law to which any Group Member is, or to the knowledge of any Group Member will be, named as a party that is pending or, to the knowledge of any Group Member, threatened. (d) No Group Member has received any notice of, or has any knowledge of, any Environmental Claim or any completed, pending, or to the knowledge of any Group Member, proposed or threatened investigation or inquiry concerning the presence or release of any Materials of Environmental Concern at any Real Property or facilities owned, leased, or otherwise operated by them. (e) None of the Group Members has received any written request for information, or been notified that it is a potentially responsible party under or relating to the federal Comprehensive Environmental Response, Compensation, and Liability Act or any similar Environmental Law, or with respect to any Materials of Environmental Concern, or with respect to any Real Property or facilities owned, leased, or otherwise operated by them. (f) None of the Group Members, or as applicable any Real Property or facilities owned, leased, or otherwise operated by them, has entered into or agreed to any consent decree, order, or settlement or other agreement, or is subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral, or other forum for dispute resolution, relating to compliance with or liability under any Environmental Law. (g) None of the Group Members has expressly assumed or retained, by contract, conduct or operation of law, any liabilities of any kind, fixed or contingent, known or unknown, under any Environmental Law or with respect to any Materials of Environmental Concern. (h) No Borrowing Base Properties or any other Real Property owned by or leased to a Group Member is subject to any liens imposed pursuant to Environmental Law. 4.18 Accuracy of Information, etc. No statement or information contained in this Agreement, any other Loan Document or any other document, certificate or statement furnished to the Administrative Agent or the Lenders or any of them, by or on behalf of any Loan Party for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not misleading. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates

111 to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. There is no fact known to any Loan Party that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents or in any other documents, certificates and statements furnished to the Agents and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents. 4.19 [Intentionally Omitted]. 4.20 Solvency. Each Loan Party is, and after giving effect to the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith will be and will continue to be, Solvent. 4.21 [Intentionally Omitted]. 4.22 REIT Status; Borrower Tax Status. The REIT has been organized and operated in a manner that has allowed it to qualify for REIT Status commencing with its taxable year ending December 31, 2010 and it will meet the requirements for REIT Status. The Borrower is not an association taxable as a corporation under the Code. 4.23 Insurance. The Group Members obtained and has delivered to the Administrative Agent certified copies of insurance certificates reflecting the insurance coverages, amounts and other requirements for insurance policies set forth in this Agreement. No claims have been made under any such policies, and no Person, including the Group Members, has done, by act or omission, anything which would impair the coverage of any such policies. 4.24 Casualty; Condemnation. (a) No material Condemnation has been commenced or, to the REIT’s or the Borrower’s knowledge, is contemplated with respect to all or any part of any Borrowing Base Property or for the relocation of roadways providing material access to any Borrowing Base Property, other than any Condemnation with respect to a Borrowing Base Property for which the Administrative Agent shall have received notice in accordance with Section 6.7; and the Borrowing Base Properties are not the subject of any adverse zoning proceeding, except as could not reasonably be expected to cause a Material Adverse Effect. (b) No material Casualty has occurred with respect to all or any part of any Borrowing Base Property, other than any Casualty with respect to a Borrowing Base Property for which the Administrative Agent shall have received notice in accordance with Section 6.7 and the Improvements on any Borrowing Base Property have not been damaged (ordinary wear and tear excepted) and not repaired, except as could not reasonably be expected to cause a Material Property Event. 4.25 Compliance with Anti-Terrorism, Embargo and Anti-Money Laundering Laws. (a) No Group Member or REIT Controlled Affiliate has, directly or indirectly (i) engaged in business dealings with any party listed on the Specially Designated Nationals List or other

112 similar lists maintained by OFAC, or in any related Executive Order issued by the President, (ii) conducted business dealings with a party subject to sanctions administered by OFAC or (iii) derived income from business dealings with a party subject to sanctions administered by OFAC. (b) No Group Member or REIT Controlled Affiliate has derived any of its assets in violation of the anti-money laundering or anti-terrorism laws or regulations of the United States, including but not limited to the USA PATRIOT Act, the Money Laundering Control Act, the Bank Secrecy Act and any related Executive Order issued by the President. (c) No Group Member or REIT Controlled Affiliate has failed to comply with applicable anti-bribery and anti-corruption laws and regulations (including the FCPA), including failing to comply in any manner that may result in the forfeiture of any Borrowing Base Property or the proceeds of the Loans or a claim of forfeiture of any Borrowing Base Property or the proceeds of the Loans. (d) No Group Member or REIT Controlled Affiliated or any of their respective directors, officers, employees or agents that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person; is owned or controlled, directly or indirectly by a Sanctioned Person; is located, organized or resident in a Sanctioned Country; or is a governmental agency, instrumentality, authority, body or state-owned enterprise of, or indirectly owned or controlled by, a government of any Sanctioned Country. 4.26 Property Condition. Except as could not reasonably be expected to have a Material Adverse Effect, (a) all Borrowing Base Properties comply with all Requirements of Law, including all subdivision and platting requirements, without reliance on any adjoining or neighboring property; (b) the Improvements on each Borrowing Base Property comply with all Requirements of Law regarding access and facilities for handicapped or disabled persons; (c) no Group Member has directly or indirectly conveyed, assigned, or otherwise disposed of, or transferred (or agreed to do so) any development rights, air rights, or other similar rights, privileges, or attributes with respect to any Borrowing Base Properties, including those arising under any zoning or property use ordinance or other Requirements of Law; (d) all utility services necessary for the use of the Borrowing Base Properties and the Improvements thereon and the operation thereof for their intended purpose are available at the Borrowing Base Property; (e) except as otherwise permitted in the Loan Documents, no Group Member has made any contract or arrangement of any kind the performance of which by the other party thereto would give rise to Liens on the Borrowing Base Properties; (f) no Borrowing Base Property is part of a larger tract of Real Property owned by the Borrower or any other Group Member or otherwise included under any unity of title or similar covenant with other Real Property not owned by a Loan Party and each Borrowing Base Property constitutes a separate tax lot or lots with a separate tax assessment or assessments for such Borrowing Base Property and the Improvements thereon, independent of those for any other Real Property or improvements; (g) the current and anticipated use of the Borrowing Base Properties complies in all material respects with all applicable zoning ordinances, regulations, certificates of occupancy issued for the Borrowing Base Properties and restrictive covenants affecting the Borrowing Base Properties without the existence of any variance, non-complying use, nonconforming use, or other special exception, all use restrictions of any Governmental Authority having jurisdiction have been satisfied, and no

113 violation of any Requirements of Law or regulation exists with respect thereto; (h) all certifications, permits, licenses and approvals, including without limitation, certificates of completion and occupancy permits, required for the legal use, occupancy and operation of the Borrowing Base Properties have been obtained and are in full force and effect; and (i) the Borrowing Base Properties, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects; there exists no structural or other material defects or damages in the Borrowing Base Properties, whether latent or otherwise, and Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in the Borrowing Base Properties, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond. 4.27 Management Agreements; Franchise Agreements. Each Management Agreement and Franchise Agreement with respect to a Borrowing Base Property is in full force and effect, there is no default thereunder by any party thereto and no event has occurred that, with the passage of time or giving of notice, would constitute a default thereunder. 4.28 Operating Leases. Each Operating Lease with respect to a Borrowing Base Property is in full force and effect, and there is no default thereunder by any party thereto and no event has occurred that, with the passage of time or giving of notice, would constitute a default thereunder. 4.29 Acceptable Leases. Each applicable Loan Party has delivered true, correct and complete copies of each Acceptable Lease, together with all related agreements, to the Administrative Agent. SECTION 5 CONDITIONS PRECEDENT 5.1 Conditions to Effectiveness. The conditions to the effectiveness of the amendment and restatement of the Existing Credit Agreement in the form of this Agreement are set forth in Section 34 of the 20182022 Amendment Agreement. 5.2 Conditions to Each Extension of Credit. The agreement of each Lender to make any extension of credit requested to be made by it hereunder on any date (including, without limitation, its initial extension of credit) is subject to the satisfaction of the following conditions precedent: (a) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date,; provided that, (x) to the extent that any such representation or warranty relates to a specific earlier date, they shall be true and correct as of such earlier date, (y) to the extent that such representation or warranty relates to a Borrowing Base Property being removed from the Borrowing Base, the representation and warranties shall be true and correct

114 without regard to such removed Borrowing Base Property and (z) to the extent that any such representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates. (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date. (c) Borrowing Base Certificate. The Administrative Agent shall have received and be satisfied in all respects with, a completed Borrowing Base Certificate as of the last day of the fiscal quarter for which financial statements are available and signed by a Principal Financial Officer. Each borrowing by and issuance of a Letter of Credit on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the conditions contained in this Section 5.2 have been satisfied. 5.3 Conditions to the Addition of a Borrowing Base Property. (a) The Borrower may request the addition of any Real Property as a Borrowing Base Property by submitting a request in writing to the Administrative Agent which request shall instruct and authorize the Administrative Agent to obtain the Third Party Reports for such Real Property (at the Borrower’s sole cost and expense). Each such written request shall be accompanied by the Preliminary Diligence Materials for such Real Property. (b) The addition of any Real Property to the Borrowing Base pursuant to a request submitted pursuant to Section 5.3(a) shall be subject to the satisfaction of each of the following conditions: (i) the Administrative Agent shall have received each of the Preliminary Diligence Materials and final Third Party Reports for such Real Property no later than the date that is 30 days after the date of the Borrower’s written request delivered pursuant to Section 5.3(a) with respect to such Real Property, (ii) such Real Property shall be an Eligible Borrowing Base Property and the Borrower shall have delivered to the Administrative Agent each of the applicable documents described in clause (h) of the definition of “Eligible Borrowing Base Property” no later than the date that is 30 days after the date of the Borrower’s written request delivered pursuant to Section 5.3(a) with respect to such Real Property; and (iii) subject to Section 5.3(c), the Supermajority Lenders shall have approved the addition of such Real Property to the Borrowing Base. For the avoidance of doubt, in the event that the Borrower has failed to deliver the Preliminary Diligence Materials, the final Third Party Reports and all other documentation required to be delivered pursuant to clause (h) of the definition of “Eligible Borrowing Base Property” for such

115 Real Property on or prior to the date that is 30 days after the date of the Borrower’s written request delivered pursuant to Section 5.3(a) with respect to such Real Property, the Administrative Agent may in its sole discretion require that the Borrower update any of such documents prior to submitting the request to the Lenders for approval. (c) Upon receipt by the Administrative Agent of the Preliminary Diligence Materials, the final Third Party Reports and all other documentation required to be delivered pursuant to clause (h) of the definition of “Eligible Borrowing Base Property” for such Real Property from the Borrower, the Administrative Agent shall promptly distribute such materials to the Lenders (which distribution may be effected by posting such materials to an Intralinks or SyndTrak workspace), together with a request that the Lenders approve the addition of such Real Property to the Borrowing Base (the “Approval Request Date”). If the Administrative Agent does not receive a written notice from a Lender objecting to the inclusion of such Real Property as a Borrowing Base Property on or prior to the date that is five Business Days after the Approval Request Date, such Lender shall be deemed to have approved the inclusion of such Real Property as a Borrowing Base Property. (d) Upon the effectiveness of any new Real Property added as a Borrowing Base Property, the Borrower may deliver to the Administrative Agent an updated Borrowing Base Certificate giving pro forma effect to such new Borrowing Base Property as of the date of the most recent Borrowing Base Certificate previously delivered pursuant to Sections 5.2(c), 5.3, 5.4 and 6.12. 5.4 Conditions to the Release of a Borrowing Base Property. The release of any Borrowing Base Property at the written request of the Borrower delivered to the Administrative Agent shall be subject to the satisfaction of each of the following conditions: (a) the aggregate number of Borrowing Base Properties shall not be less than eightfifteen after giving effect to the release of such Real Property from the Borrowing Base; (b) [intentionally omitted]; (c) no Default or Event of Default shall have occurred and be continuing on such date immediately prior to or after giving effect to the release of such Real Property from the Borrowing Base; (d) the Administrative Agent shall have received a certificate of a Principal Financial Officer (x) certifying that after giving pro forma effect to the release of such Real Property from the Borrowing Base, the Total Revolving Extensions of Credit shall not exceed the Maximum Facility Availability and (y) containing all information and calculations necessary, after giving pro forma effect to the release of such Real Property from the Borrowing Base, for determining pro forma compliance with the provisions of Section 7.1 hereof; (e) the removal occurs in connection with either (x) a sale, financing or other transaction involving the Borrowing Base Property being removed from the Borrowing

116 Base or (y) a transaction undertaken by the Borrower pursuant to which the removal of the Borrowing Base Property is necessary or advisable to facilitate such transaction; (f) all representations and warranties in the Loan Documents are true and accurate in all material respects at the time of such release and immediately after giving effect to such release, (x) to the extent that any such representation or warranty relates to a specific earlier date, they shall be true and correct as of such earlier date, (y) to the extent that such representation or warranty relates to a Borrowing Base Property being removed from the Borrowing Base, the representation and warranties shall be true and correct without regard to such removed Borrowing Base Property, and (z) any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates; and (g) the Administrative Agent shall have received an updated Borrowing Base Certificate giving pro forma affect to the release of such Borrowing Base Property from the Borrowing Base as of the date of the most recent Borrowing Base Certificate previously delivered pursuant to Sections 5.2(c), 5.3, 5.4 and 6.12. SECTION 6 AFFIRMATIVE COVENANTS The REIT and the Borrower hereby jointly and severally agree that, so long as the Revolving Credit Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or any Agent hereunder, each of the REIT and the Borrower shall and shall cause each of its Subsidiaries to: 6.1 Financial Statements. Furnish to each Agent and each Lender: (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the REIT, a copy of the audited consolidated balance sheet of the REIT and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures as of the end of such year and for the previous year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by PricewaterhouseCoopers or other independent certified public accountants of nationally recognized standing; (b) as soon as available, but in any event within 90 days after the end of each fiscal year of the REIT, a copy of the unaudited operating statement for each Borrowing Base Property for such year, setting forth in each case in comparative form the figures as of the end of such year and for the previous year; (c) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the REIT, the unaudited consolidated balance sheet of the REIT and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures as of the end of such quarter

117 and for the corresponding period in the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); and (d) as soon as available, but in any event within 45 days after the end of each of the first three quarterly periods of each fiscal year of the REIT, a copy of the unaudited operating statement for each Borrowing Base Property for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures as of the end of such quarter and for the corresponding period in the previous year; all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and in accordance with the Uniform System of Accounts and reconciled in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein). 6.2 Certificates; Other Information. Furnish to each Agent and each Lender, or, in the case of clause (h), to the relevant Lender: (a) concurrently with the delivery of the financial statements referred to in Section 6.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate (it being understood that such certificate shall be limited to the items that independent certified public accountants are permitted to cover in such certificates pursuant to their professional standards and customs of the profession); (b) concurrently with the delivery of any financial statements pursuant to Section 6.1, (i) a certificate of a Responsible Officer stating that, to the best of such Responsible Officer’s knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) a Compliance Certificate containing all information and calculations necessary for determining compliance by the Group Members with the provisions of this Agreement referred to therein as of the last day of the fiscal quarter or fiscal year of the REIT, as the case may be; (c) as soon as available, and in any event no later than 60 days after the end of each fiscal year of the REIT, a detailed consolidated budget for the following fiscal year (including a projected consolidated balance sheet of the REIT and its consolidated Subsidiaries as of the end of the following fiscal year, and the related consolidated statements of projected cash flow, projected changes in financial position and projected income and a description of the underlying assumptions applicable thereto), and, as soon as available, significant revisions, if any, of such budget and projections with respect to

118 such fiscal year (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections are based on reasonable estimates, information and assumptions and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect; (d) within 60 days after the end of each fiscal quarter of the Borrower, a narrative discussion and analysis of the financial condition and results of operations of the REIT and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter; (e) (i) within five days after the same are sent, copies, including copies sent electronically, of all financial statements and reports that the REIT or the Borrower sends to the holders of any class of its debt securities or public equity securities and, within five days after the same are filed, copies of all financial statements and reports that the REIT or the Borrower may make to, or file with, the SEC; and (ii) within five days after the receipt thereof, copies of all correspondence received from the SEC concerning any material investigation or inquiry regarding financial or other operational results of any Group Member; (f) on or before the date which is 45 days after the end of each fiscal quarter of the Borrower, (i) the most current STAR Reports for each of the immediately preceding three consecutive months ending during such quarter in the form then available to the Borrower reflecting market penetration and relevant hotel properties competing with each Borrowing Base Property and (ii) occupancy statistics for the Borrowing Base Properties on a combined basis as well as for each individual Borrowing Base Property, including Average Daily Rate, Occupancy Rate and RevPAR; (g) at the request of the Administrative Agent, the Borrower shall execute a certificate in form satisfactory to the Administrative Agent listing the trade names under which the Loan Parties intend to operate each Borrowing Base Property, and representing and warranting that the Loan Parties do business under no other trade name with respect to such Borrowing Base Property; and (h) promptly, such additional financial and other information as any Lender may from time to time reasonably request. 6.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with the Uniform System of Accounts and reconciled in accordance with GAAP with respect thereto have been provided on the books of the relevant Group Member. 6.4 Conduct of Business and Maintenance of Existence; Compliance; Hotel Licenses. (a)(i) Preserve, renew and keep in full force and effect its organizational existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or

119 desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 7.4 and except, in the case of clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; (b) comply with all Contractual Obligations and Requirements of Law, except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; and (c) preserve and maintain all Hotel Licenses necessary for the operation of each Borrowing Base Property as a hotel with related retail uses. 6.5 Maintenance of Property; Insurance. (a)(i) Maintain, preserve and protect all of its material Property and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; (ii) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; (iii) use the standard of care typical in the industry in the operation and maintenance of its facilities; and (iv) keep the Borrowing Base Properties in good order, repair, operating condition, and appearance, causing all necessary repairs, renewals, replacements, additions, and improvements to be promptly made, and not allow any of the Borrowing Base Properties to be misused, abused or wasted or to deteriorate (ordinary wear and tear excepted). (b) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits and franchises and comply with all Requirements of Law applicable to the Loan Parties and the Borrowing Base Properties (and the Improvements thereon and the use thereof), including, without limitation, building and zoning ordinances and codes and certificates of occupancy. There shall never be committed by any Group Member, and neither the REIT nor the Borrower shall permit any other Person in occupancy of or involved with the operation or use of the Borrowing Base Properties to commit any act or omission affording the federal government or any state or local government the right of forfeiture against any Borrowing Base Property or any part thereof or any monies paid in performance of any Loan Party’s obligations under any of the Loan Documents. Each of the REIT and the Borrower hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture. Each of the REIT and the Borrower shall at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business. (c) Obtain and maintain, or cause to be maintained, insurance for the Group Members and the Borrowing Base Properties providing at least the following coverages: (i) property insurance with respect to all insurable property, against loss or damage by fire, lightning, windstorm, explosion, hail, tornado and such additional hazards as are presently included in special form (also known as “all-risk”) coverage and against any and all acts of terrorism and such other insurable hazards as the Administrative Agent may require, (A) in an amount equal to 100% of the full replacement cost (the “Full Replacement Cost”) which for purposes of this Agreement shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation; (B) containing an agreed value coverage waiving all co-insurance provisions; (C) providing for no deductible in excess of $25,000 for

120 all such insurance coverage; provided, however, with respect to named windstorm, earthquake, flood and terrorism coverage, providing for a deductible satisfactory to the Administrative Agent in its sole discretion; and (D) if any of the Borrowing Base Properties or the use of the Borrowing Base Properties shall at any time constitute legal non-conforming structures or uses, coverage for loss due to operation of law in an amount equal to the Full Replacement Cost, coverage for demolition costs and coverage for increased costs of construction. In addition, the Borrower shall obtain: (y) if any portion of any Borrowing Base Property is currently or at any time in the future located in a federally designated “special flood hazard area”, flood hazard insurance in an amount equal to the lesser of (1) the outstanding amount of the Obligations or (2) the maximum amount of such insurance available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended from time to time or such greater amount as the Administrative Agent shall require, and (z) earthquake insurance in amounts and in form and substance satisfactory to the Administrative Agent in the event the Borrowing Base Property is located in an area with a high degree of seismic activity; provided that, the insurance pursuant to clauses (y) and (z) hereof shall be on terms consistent with the comprehensive all risk insurance policy required under this subsection (i); (ii) business income or rental loss insurance (A) covering all risks required to be covered by the insurance provided for in subsection (i) above; (B) in an amount equal to 100% of the gross revenue less non-continuing expenses from the operation of any Borrowing Base Property for a period of at least 18 months after the date of the Casualty to such Borrowing Base Property; and (C) containing an extended period of indemnity endorsement which provides that after the physical loss to any Borrowing Base Property has been repaired, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of 365 days from the date that such Borrowing Base Property is repaired or replaced and operations are resumed, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period. The amount of such business income or rental loss insurance shall be determined prior to the Effective Date and at least once each year thereafter based on the Borrower’s reasonable estimate of the gross revenues from the Property for the succeeding twelve month period; (iii) at all times during which structural construction, repairs or alterations are being made with respect to any Borrowing Base Property, and only if such Borrowing Base Property coverage form does not otherwise apply, (A) owner’s contingent or protective liability insurance, otherwise known as Owner Contractor’s Protective Liability, covering claims not covered by or under the terms or provisions of the below-mentioned commercial general liability insurance policy and (B) the insurance provided for in subsection (i) above written in a so-called builder’s risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to subsection (i) above,

121 (3) including permission to occupy any Borrowing Base Property and (4) with an agreed amount endorsement waiving co-insurance provisions; (iv) comprehensive boiler and machinery insurance, if steam boilers or other pressure-fixed vessels are in operation, in amounts as shall be reasonably required by the Administrative Agent on terms consistent with the commercial property insurance policy required under subsection (i) above providing no deductible in excess of $100,000; (v) commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about any Borrowing Base Property, such insurance (A) to be on the so-called “occurrence” form with a combined limit of not less than $2,000,000.00 in the aggregate per location and $1,000,000.00 per occurrence; (B) to continue at not less than the aforesaid limit until required to be changed by the Administrative Agent in writing by reason of changed economic conditions making such protection inadequate and (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an “if any” basis; (3) independent contractors; and (4) blanket contractual liability for all written contracts; (vi) automobile liability coverage for all owned and non-owned vehicles, including rented and leased vehicles containing minimum limits per occurrence of $1,000,000.00; (vii) worker’s compensation subject to the worker’s compensation laws of the applicable state and employer’s liability with minimum limits per incident of $1,000,000; (viii) umbrella and excess liability insurance in an amount not less than $25,000,000.00 per occurrence affording excess coverage on terms consistent with the commercial general liability, employer liability and automobile liability required under subsections (v), (vi) and (vii); and (ix) upon 60 days’ written notice, such other reasonable insurance, including, but not limited to, sinkhole or land subsidence insurance, and in such reasonable amounts as Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the such Borrowing Base Property located in or around the region in which the such Borrowing Base Property is located. (d) All insurance provided for in Section 6.5(c) hereof, shall be obtained under valid and enforceable policies (collectively, the “Policies” or in the singular, the “Policy”), and shall be subject to the approval of the Administrative Agent as to insurance companies, amounts, deductibles, loss payees (if other than Group Members) and insureds. Unless approved by the Administrative Agent, the Policies shall be issued by financially sound and responsible insurance companies authorized to do business in the State and having a rating of “A:VII” or

122 better in the current Best’s Insurance Reports and a claims paying ability rating of “A” or better by at least two of the Rating Agencies including, (i) S&P, (ii) Fitch, and (iii) Moody’s. (e) Any blanket insurance Policy shall specifically allocate to each Borrowing Base Property the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Borrowing Base Property in compliance with the provisions of Section 6.5(c) hereof. (f) All Policies provided for or contemplated by Section 6.5(c) hereof, shall name the Borrower as the insured. (g) [Intentionally omitted]. (h) [Intentionally omitted]. (i) If any insurer which has issued a Policy required under this Section 6.5 becomes insolvent or is the subject of any petition, case, proceeding or other action pursuant to any Debtor Relief Law, or if in the Administrative Agent’s reasonable opinion the financial responsibility of such insurer is or becomes inadequate, then the Borrower shall in each instance promptly upon its discovery thereof or upon the request of the Administrative Agent therefor, promptly obtain and deliver to the Administrative Agent a like policy (or, if and to the extent permitted by the Administrative Agent, acceptable evidence of insurance) issued by another insurer, which insurer and policy meet the requirements of this Section 6.5. (j) All certificates of insurance evidencing the Borrower’s compliance to the insurance required under this Section 6.5 shall be delivered to the Administrative Agent on or prior to the Effective Date, with all premiums fully paid current and each renewal or substitute policy (or evidence of insurance) shall be delivered to the Administrative Agent, at least ten days before the termination of the policy it renews or replaces, with all premiums to be fully paid current in the ordinary course. 6.6 Inspection of Property; Books and Records; Discussions. (a) Keep proper books of records and account in which full, true and correct entries in conformity with the Uniform System of Accounts and reconciled in accordance with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Group Members with officers and employees of the Group Members and with its independent certified public accountants. 6.7 Notices. Promptly (unless otherwise specified below) give notice to the Administrative Agent and each Lender of: (a) the occurrence of any Default or Event of Default;

123 (b) any (i) default or event of default under any Contractual Obligation of any Group Member or (ii) litigation, investigation or proceeding which may exist at any time between any Group Member and any Governmental Authority, that in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect; (c) any litigation or proceeding affecting any Group Member (i) in which the aggregate actual or estimated liability of the Group Members is $5,000,000 or more and not covered by insurance, (ii) in which injunctive or similar relief is sought or (iii) which relates to any Loan Document; (d) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan; (e) as soon as a Responsible Officer of any Group Member first obtains knowledge thereof: (i) any Environmental Claim or other development, event, or condition that, individually or in the aggregate with other developments, events or conditions, could reasonably be expected to result in the payment by the Group Members, in the aggregate, of a Material Environmental Amount; and (ii) any notice that any governmental authority may deny any application for an Environmental Permit sought by, or revoke or refuse to renew any Environmental Permit held by, any Group Member, in each case including a full description of the nature and extent of the matter for which notice is given and all relevant circumstances; (f) as soon as possible and in any event within five days after a Responsible Officer of any Group Member has knowledge, or should have had knowledge thereof, of any development or event that has had or could reasonably be expected to have a Material Adverse Effect; (g) (i) any Casualty to the extent required by Section 6.15(b) and (ii) any actual or threatened Condemnation of any material portion of any Borrowing Base Property (including copies of any and all papers served in connection with such proceeding), any negotiations with respect to any such taking, or any loss of or substantial damage to any Borrowing Base Property; (h) the failure of the REIT to maintain REIT Status; (i) any notice received by any Group Member with respect to the cancellation, alteration or non-renewal of any insurance coverage required by this Agreement to be maintained with respect to any Borrowing Base Property;

124 (j) if any required permit, license, certificate or approval or Hotel License with respect to any Borrowing Base Property that is material to the operation of such Borrowing Base Property lapses or ceases to be in full force and effect or claim from any Person that any Borrowing Base Property, or any use, activity, operation or maintenance thereof or thereon, is not in compliance with any Requirement of Law that would materially interfere with the use or operation of such Borrowing Base Property; (k) concurrently with the giving thereof, and within five Business Days of receipt thereof, (i) any notice of any default by such Loan Party that is a Borrowing Base Group Member under any Acceptable Lease, (ii) any notice of the occurrence of any material default by any related lessor of which any Loan Party that is a Borrowing Base Group Member is aware or the occurrence of any event of which any Loan Party that is a Borrowing Base Group Member is aware that, with the passage of time or service of notice, or both, would constitute a material default by any related lessor, (iii) any bankruptcy, reorganization, or insolvency of the lessor under any Acceptable Lease or of any notice thereof and (iv) copies of all material notices, other than routine correspondence, given or received by any Loan Party with respect to any Acceptable Lease with respect to a Borrowing Base Property; and (l) within five Business Days of obtaining knowledge or receiving any notice of any action, proceeding, motion or notice being commenced or filed in respect of any related lessor of all or any part of any Acceptable Lease in connection with any case under the Bankruptcy Code, which notice shall set forth any information available to such Loan Party that is a Borrowing Base Group Member as to the date of such filing, the court in which such petition was filed, and the relief sought in such filing and copies of any and all notices, summonses, pleadings, applications and other documents received by such Loan Party that is a Borrowing Base Group Member in connection with any such petition and any proceedings relating to such petition. Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the relevant Group Member proposes to take with respect thereto. 6.8 Environmental Laws; Environmental Reports. (a) Comply in all material respects with, and ensure compliance in all material respects by all Tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply in all material respects with and maintain, and ensure that all Tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws. (b) Promptly conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws. (c) If any Acceptable Environmental Report or update delivered pursuant to Section 5.3 identifies a Recognized Environmental Condition (“REC”), as defined under ASTM

125 guidelines then in effect, the Borrower shall, within six months of the delivery of such Acceptable Environmental Report or update to the Administrative Agent, conduct such follow up testing, provide such reports, and take such other actions as required or approved by the applicable Governmental Authority to mitigate such REC. (d) Within 30 days of completion of such actions required pursuant to subsections (b) and (c) above, the applicable Loan Party shall obtain and deliver to the Administrative Agent an Acceptable Environmental Report of the applicable Borrowing Base Property made after such completion and confirming to the Administrative Agent’s satisfaction that all required investigation and other action has been successfully completed. (e) Keep the Borrowing Base Properties and other Real Property free of Materials of Environmental Concern to the extent such conditions could reasonably be expected to cause a Material Property Event. (f) Keep the Borrowing Base Properties and other Real Property free of any liens imposed pursuant to Environmental Law. (g) Promptly deliver to the Administrative Agent a copy of any update to an Acceptable Environmental Report and each report pertaining to any Borrowing Base Property or to any Group Member prepared by or on behalf of such Group Member pursuant to any Environmental Requirement. “Environmental Requirement” shall mean any Environmental Law, agreement or restriction (including any condition or requirement imposed by any insurance or surety company) pertaining to Environmental Law. (h) Immediately advise the Administrative Agent in writing of any Environmental Claim, or of the discovery of any Materials of Environmental Concern other than in material compliance with Environmental Law, on any Borrowing Base Property and other Real Property as soon as any Group Member first obtains knowledge thereof, including a full description of the nature and extent of the Environmental Claim or Materials of Environmental Concern and all relevant circumstances. (i) If the Administrative Agent shall ever have reason to believe that any Materials of Environmental Concern adversely affects any Borrowing Base Property and other Real Property, or if any Environmental Claim is made or threatened, or if a Default or Event of Default shall have occurred and be continuing, then if requested by the Administrative Agent, at Borrower’s expense, deliver to the Administrative Agent from time to time, in each case within 30 days after the Administrative Agent’s request, an Acceptable Environmental Report prepared after the date of the Administrative Agent’s request. If any applicable Loan Party fails to furnish to the Administrative Agent such Acceptable Environmental Report within 30 days after the Administrative Agent’s request, the Administrative Agent may cause any such Acceptable Environmental Report to be prepared at Borrower’s expense and risk, and each applicable Loan Party shall cooperate and provide access and information as requested. The Administrative Agent and its designees are hereby granted access to the Borrowing Base Properties at any time or times, upon reasonable notice (which may be written or oral), and a license which is coupled with an interest and irrevocable, to observe environmental conditions and compliance and as may be necessary to prepare or cause to be prepared such ESAs. The Administrative Agent may

126 disclose to interested parties any information about the environmental condition or compliance of the Borrowing Base Properties, but assumes no obligation and shall be under no duty to disclose any such information to any Person. 6.9 Additional Guarantors, etc. (a) [Intentionally omitted]. (b) With respect to (A) any new Subsidiary (other than (1) an Excluded Foreign Subsidiary or (2) an Excluded Subsidiary) created or acquired after the Effective Date (which, for the purposes of this paragraph, shall include any existing Subsidiary that ceases to be an Excluded Foreign Subsidiary or Excluded Subsidiary, as applicable), by any Group Member or (B) any Subsidiary which (1) guarantees the Term Loan Obligations under the Term Loan Documents and (2) is not a party to the Guarantee Agreement, promptly (i) cause such new Subsidiary to become a party to the Guarantee Agreement, and (ii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent,; provided that, in the event any Subsidiary ceases to be an Excluded Subsidiary as a result of the termination or lapse of the prohibition described in the definition of “Excluded Subsidiary”, the Borrower shall cause the compliance with this Section 6.9(b) with respect to such Subsidiary on or prior to the date that is 30 days after such termination or lapse. 6.10 Further Assurances. From time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take such actions, as the Administrative Agent may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement and the other Loan Documents. Upon the exercise by the Administrative Agent or any Lender of any power, right, privilege or remedy pursuant to this Agreement or the other Loan Documents which requires any consent, approval, recording, qualification or authorization of any Governmental Authority, the REIT and the Borrower will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Administrative Agent or such Lender may be required to obtain from any Group Member for such governmental consent, approval, recording, qualification or authorization. 6.11 [Intentionally Omitted]. 6.12 Borrowing Base Reports. (a) Beginning with the quarter ended DSecptember 3130, 20152022, deliver to the Administrative Agent (and the Administrative Agent shall thereafter deliver to each Lender), as soon as available and in any event concurrently with the delivery of the financial statements referred to in Sections 6.1(a) and (c), a completed Borrowing Base Certificate calculating and certifying the Borrowing Base as of the end of such quarter, signed on behalf of the Borrower by a Principal Financial Officer. (b) Furnish to the Administrative Agent (and the Administrative Agent shall thereafter deliver to each Lender) as soon as practicable and in any event within five Business Days after any Disposition outside the ordinary course of business (including by way of Casualty or Condemnation) of any Borrowing Base Property having a book value exceeding $1,000,000, an updated Borrowing Base Certificate calculating (on a pro forma basis, after giving effect to

127 such Disposition and reflecting only the changes to the affected component of the Borrowing Base Property) and certifying such pro forma Borrowing Base as of the end of the most recent fiscal quarter for which a Borrowing Base Certificate was delivered pursuant to Section 5.2(c), 5.3, 5.4 or 6.12, as applicable. The Borrowing Base set forth in each Borrowing Base Certificate delivered with respect to each fiscal quarter occurring after the fiscal quarter covered by the updated Borrowing Base Certificate described in the preceding sentence and ending prior to any such Disposition shall be calculated on a pro forma basis, after giving effect to such Disposition. 6.13 [Intentionally Omitted]. 6.14 Taxes. (a) Timely file or cause to be filed all Federal, state and other material tax returns that are required to be filed and shall timely pay all taxes shown to be due and payable on said returns or on any assessments made against it or any of its Property and all other material taxes, fees or other charges imposed on it or any of its Property by any Governmental Authority (other than any taxes the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with the Uniform System of Accounts and reconciled in accordance with GAAP have been provided on the books of the applicable Group Member, as the case may be). (b) The Loan Parties shall pay all taxes and Other Charges now or hereafter levied or assessed or imposed against any Borrowing Base Property or any part thereof as the same become due and payable. At the request of the Administrative Agent, each Loan Party that is a Borrowing Base Group Member will deliver to the Administrative Agent receipts for payment or other evidence satisfactory to the Administrative Agent that the taxes and Other Charges have been so paid or are not then delinquent no later than ten days prior to the date on which the taxes or Other Charges would otherwise be delinquent if not paid. At the request of the Administrative Agent, each Loan Party that is a Borrowing Base Group Member shall furnish to the Administrative Agent receipts for the payment of the taxes and the Other Charges prior to the date the same shall become delinquent. Except Liens set forth in Sections 7.3(a), 7.3(b) and 7.3(f), the Loan Parties shall not suffer and shall promptly cause to be paid and discharged any Lien or charge whatsoever which may be or become a Lien or charge against any Borrowing Base Property, and shall promptly pay for all utility services provided to each Borrowing Base Property. 6.15 Condemnation, Casualty and Restoration. (a) Notwithstanding any taking by any public or quasi-public authority through Condemnation or otherwise (including any transfer made in lieu of or in anticipation of the exercise of such taking), the Borrower shall continue to pay the Obligations at the time and in the manner provided for in this Agreement. (b) If any Borrowing Base Property shall be damaged or destroyed, in whole or in part, by a Casualty, and either (i) the aggregate cost of repair of such damage or destruction shall be equal to or in excess of 5% of the Borrowing Base Value as reflected in the most-recent Borrowing Base Report for such Borrowing Base Property or (ii) such Casualty is reasonably expected to cause a Material Property Event, give prompt notice of such Casualty to the Administrative Agent. The applicable Loan Party shall pay, or cause to be paid, all restoration or demolition costs whether or not such costs are covered by insurance.

128 6.16 Acceptable Leases. (a) Each lease that is a Borrowing Base Property or a portion thereof, shall at all times be an Acceptable Lease; (b) within ten days after receipt of request by the Administrative Agent, the applicable Loan Party shall use commercially reasonable efforts to obtain from each lessor related to each Acceptable Lease and furnish to the Administrative Agent the estoppel certificate of such lessor stating the date through which rent has been paid and whether or not there are any defaults thereunder and specifying the nature of such claimed defaults, if any; (c) promptly give notice to the Administrative Agent of any event or occurrence that, with notice or passage of time or both, would constitute an event of default under any Acceptable Lease and promptly furnish to the Administrative Agent a copy of any notice given or received by any Loan Party pursuant to any Acceptable Lease; (d) upon the Administrative Agent’s reasonable written request and at reasonable intervals, unless an Event of Default shall have occurred and be continuing, in which case, upon written request at any time, provide to the Administrative Agent any information or materials relating to such Acceptable Lease and evidencing the applicable Loan Party’s due observance and performance of its material obligations thereunder; (e) [intentionally omitted]; and (f) notwithstanding anything to the contrary contained in the Loan Documents with respect to any Acceptable Lease: (i) [intentionally omitted]; (ii) each Loan Party shall not, without the Administrative Agent’s prior written consent, elect to treat any Acceptable Lease as terminated under subsection 365(h)(l)(A)(l) of the Bankruptcy Code. Any such election made without the Administrative Agent’s prior written consent shall be void. 6.17 Borrowing Base Property Covenants. (a) Reports and Testing. (i) Deliver to the Administrative Agent copies of all material reports, studies, inspections, and tests made on the Borrowing Base Properties, the Improvements thereon, or any materials to be incorporated into the Improvements thereon, (ii) immediately notify the Administrative Agent of any report, study, inspection, or test that indicates any material adverse condition relating to the Borrowing Base Properties, the Improvements thereon, or any such materials which could reasonably be expected to have a Material Property Event and (iii) make such additional tests as the Administrative Agent may require. (b) Business Strategy. Maintain ownership of each Borrowing Base Property at all times consistent with the Borrower’s business strategy, and each Borrowing Base Property shall at all times be of an asset quality consistent in all material respects with or better than the quality of Borrowing Base Properties owned by the Loan Parties as of the Effective Date.

129 (c) Management Agreements; Franchise Agreements. (i) Promptly (A) perform and observe all of the covenants and agreements required to be performed and observed under the Management Agreements and the Franchise Agreements, in each case, with respect to Borrowing Base Properties, including, without limitation, any PIP Requirements, and do all things necessary to preserve and to keep unimpaired the Loan Parties’ rights thereunder; (B) notify the Administrative Agent of any default under the Management Agreements and the Franchise Agreements, in each case, with respect to Borrowing Base Properties of which any Loan Party is aware; (C) deliver to the Administrative Agent a copy of each financial statement, business plan, annual budget and capital expenditures plan, notice, report, estimate, notice of default or other notice received by the Loan Parties under the Management Agreements and the Franchise Agreements, in each case, with respect to Borrowing Base Properties; and (D) enforce in all respects the performance and observance of all of the covenants and agreements required to be performed or observed by the applicable Qualified Manager under the Management Agreements with respect to Borrowing Base Properties and the applicable Qualified Franchisor under the Franchise Agreements, in each case, with respect to Borrowing Base Properties. (ii) If (A) an Event of Default hereunder has occurred and remains uncured, (B) a Qualified Manager or Qualified Franchisor of a Borrowing Base Property shall become insolvent or is the subject of any petition, case, proceeding or other action pursuant to any Debtor Relief Law, (C) a default occurs under any Management Agreement or Franchise Agreement, in each case, with respect to a Borrowing Base Property or (D) a Qualified Manager or Qualified Franchisor, in each case, of a Borrowing Base Property engages in gross negligence, fraud or willful misconduct, the Borrower shall, and shall cause each relevant Subsidiary to, at the request of the Administrative Agent, terminate such Management Agreement or Franchise Agreement, in each case, with respect to a Borrowing Base Property and replace such Qualified Manager with a Qualified Manager pursuant to a Replacement Management Agreement or such Qualified Franchisor with a Qualified Franchisor pursuant to a Replacement Franchise Agreement, as applicable, it being understood and agreed that the management fee for such Qualified Manager or the franchise fee for such Qualified Franchisor, as applicable, shall not exceed then prevailing market rates. In the event that a Management Agreement or Franchise Agreement, in each case, with respect to a Borrowing Base Property, expires or is terminated (without limiting any obligation of the Borrower to obtain the Administrative Agent’s consent to any termination or modification of such Management Agreement or Franchise Agreement, in each case, with respect to a Borrowing Base Property in accordance with the terms and provisions of this Agreement), the Borrower shall, or shall cause each relevant Subsidiary, to promptly enter, or cause to be entered, into a Replacement Management Agreement with the Qualified Manager or another Qualified Manager or a Replacement Franchise Agreement (in each case, with respect to a Borrowing Base Property) with the Qualified Franchisor or another Qualified Franchisor, as applicable. (d) Operating Leases. Promptly (i) perform and observe all of the covenants and agreements required to be performed and observed under the Operating Leases with respect to Borrowing Base Properties and do all things necessary to preserve and to keep unimpaired the

130 Loan Parties’ rights thereunder; (ii) notify the Administrative Agent of any default under the Operating Leases with respect to Borrowing Base Properties of which any Loan Party is aware; (iii) deliver to the Administrative Agent a copy of any notice of default or other notice received by the Loan Parties under the Operating Leases with respect to Borrowing Base Properties; and (iv) enforce in all respects the performance and observance of all of the covenants and agreements required to be performed or observed by the applicable lessor under each Operating Lease with respect to a Borrowing Base Property. 6.18 [Intentionally Omitted]. 6.19 Disclosable Events. If the REIT or the Borrower obtains knowledge or receives any notice that any Group Member or REIT Controlled Affiliate is in violation of Section 7.21(a), (b) or (c), including any such violation that could result in the forfeiture of any Borrowing Base Property or the proceeds of the Loans or a claim of forfeiture of any Borrowing Base Property or the proceeds of the Loans (any such violation, a “Disclosable Event”), the Borrower shall promptly (i) give written notice to the Administrative Agent of such Disclosable Event and (ii) comply with all applicable laws with respect to such Disclosable Event. The Borrower hereby authorizes and consents to the Administrative Agent and each Lender taking any and all steps the Administrative Agent or such Lender deems necessary, in its sole but reasonable discretion, to avoid a violation of all applicable laws with respect to any such Disclosable Event. SECTION 7 NEGATIVE COVENANTS The REIT and the Borrower hereby jointly and severally agree that, so long as the Revolving Credit Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or any Agent hereunder, each of the REIT and the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly: 7.1 Financial Condition Covenants. (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the last day of any fiscal quarter of the Borrower to exceed 60% (or, for the fiscal quarter ending March 31, 2022 so long as the Optional Modification Period Termination Date has not occurred, 70%); provided that, the Borrower may elect a one-time step up to 65% for two consecutive quarters following a Material Acquisition; provided further that for the purposes of determining the ratio described above for each of the first three fiscal quarters of the Borrower immediately following the Modification Period Termination Date, Net Operating Income for the relevant period shall be deemed to equal Net Operating Income for such fiscal quarter (and, in the case of the later two such determinations, each previous fiscal quarter commencing after the Modification Period Termination Date) multiplied by 4, 2 and 4/3, respectively.. (b) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower to be less than 1.50 to 1.00; provided that for the purposes of determining the ratio described above for each of the first three full fiscal quarters of the Borrower immediately following the Modification Period Termination Date, Consolidated EBITDA for the relevant period shall be

131 deemed to equal Consolidated EBITDA for such fiscal quarter (and, in the case of the later two such determinations, each previous fiscal quarter commencing after the Modification Period Termination Date) multiplied by 4, 2 and 4/3, respectively.. (c) Minimum Tangible Net Worth. Permit Tangible Net Worth as of the last day of any fiscal quarter to be less than the sum of (i) $743,378,742906,278,214.00, plus (ii) 75% of net cash proceeds of any issuance or sale of Capital Stock by the REIT after the Effective Date. (d) Consolidated Secured Debt Leverage Ratio. Permit the Consolidated Secured Debt Leverage Ratio as of the last day of any fiscal quarter of the Borrower to exceed 50% (or, for the fiscal quarter ending March 31, 2022 so long as the Optional Modification Period Termination Date has not occurred, 55%); provided that for the purposes of determining the ratio described above for each of the first three full fiscal quarters of the Borrower immediately following the Modification Period Termination Date, Net Operating Income for the relevant period shall be deemed to equal Net Operating Income for such fiscal quarter (and, in the case of the later two such determinations, each previous fiscal quarter commencing after the Modification Period Termination Date) multiplied by 4, 2 and 4/3, respectively.. (e) Consolidated Unsecured Debt Leverage Ratio. Permit the Consolidated Unsecured Debt as of the last day of any fiscal quarter of the Borrower to exceed the Borrowing Base; provided further that for the purposes of determining the ratio described above for each of the first three full fiscal quarters of the Borrower immediately following the Modification Period Termination Date, Net Operating Income for the relevant period shall be deemed to equal Net Operating Income for such fiscal quarter (and, in the case of the later two such determinations, each previous fiscal quarter commencing after the Modification Period Termination Date) multiplied by 4, 2 and 4/3, respectively.. (f) Modification Period Minimum Liquidity. On the last day of any calendar month occurring during the period commencing on the First Amendment Effective Date until the Pledge Agreement Termination Date, permit Borrower’s Cash Liquidity to be less than $25,000,000. 7.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except (without duplication): (a) Indebtedness of any Loan Party pursuant to any Loan Document or any Term Loan Document; (b) Indebtedness of (i) the Borrower to any Subsidiary and (ii) any Wholly Owned Subsidiary Guarantor to the Borrower or any other Subsidiary; provided that, the aggregate amount of any Indebtedness of any Subsidiary that is not a Loan Party to any Loan Party shall not exceed $5,000,000 at any one time outstanding; (c) Indebtedness (including, without limitation, Capital Lease Obligations) secured by Liens permitted by Section 7.3(h) in an aggregate principal amount not to exceed $5,000,000 at any one time outstanding;

132 (d) Indebtedness outstanding on the Effective Date and listed on Schedule 7.2(d) and any refinancings, refundings, renewals or extensions thereof (without any increase in the principal amount thereof (other than by the refinancing costs thereof including premiums and make whole payments) or any shortening of the maturity of any principal amount thereof); (e) Guarantee Obligations made in the ordinary course of business by the Borrower or any of its Subsidiaries of obligations of the Borrower or any Subsidiary Guarantor; (f) Unsecured Indebtedness of the REIT and any of its Subsidiaries that does not result in a Default or an Event of Default under the financial covenants set forth in Section 7.1; (g) Non-Recourse Indebtedness of any Subsidiary that becomes a Subsidiary of the Borrower (other than a Borrowing Base Group Member) after the Effective Date in accordance with Section 7.7(g), which exists at the time such Person becomes a Subsidiary; provided that, (x) such Indebtedness existed at the time of such acquisition and was not created in connection therewith or in contemplation thereof, and (y) the Borrower shall deliver to the Administrative Agent a pro forma Compliance Certificate (i) certifying that, immediately prior to and after giving effect to such additional Indebtedness, no Default or Event of Default shall exist and (ii) containing all information and calculations necessary, and taking into consideration such additional Indebtedness, for determining pro forma compliance with the provisions of Section 7.1 hereof; (h) Non-Recourse Indebtedness (other than Permitted Construction Financing) in respect of the Non-Recourse Subsidiary Borrowers that is secured by either (i) Real Property owned or leased by such Non-Recourse Subsidiary Borrowers and any related Property permitted by Section 7.3(k) or (ii) the Capital Stock of any Subsidiary of such Non-Recourse Subsidiary Borrower that is also a Non-Recourse Subsidiary Borrower, including, in either case, any refinancing of any Indebtedness incurred pursuant to Section 7.2(d); provided that, with respect to any of the foregoing Indebtedness: (i) none of the Group Members provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness) or is directly or indirectly liable (as guarantor or otherwise), other than (i) any Subsidiary of the Borrower that is a direct or indirect parent or Subsidiary of such Non-Recourse Subsidiary Borrower or (ii) the Non-Recourse Parent Guarantor as guarantor (x) to the extent permitted by Section 7.2(j) for fraud, misrepresentation, misapplication of cash, waste, environmental claims and liabilities, prohibited transfers, violations of special purpose entity covenants and other circumstances customarily excluded by institutional lenders from exculpation provisions and included in separate guarantee or indemnification agreements in non-recourse financing of real estate or (y) to the extent otherwise permitted by Section 7.2(f); and

133 (ii) as to which the lenders thereunder will not have any recourse to the Capital Stock or assets of the Group Members other than the assets securing such Indebtedness, additions, accessions and improvements thereto and proceeds thereof, the Capital Stock of the Non-Recourse Subsidiary Borrower that is the borrower under such Indebtedness or the Capital Stock of any direct or indirect parent of such Non-Recourse Subsidiary Borrower and, in the case of a Non-Recourse Parent Guarantor, recourse against such Non-Recourse Parent Guarantor for fraud, misrepresentation, misapplication of cash, waste, environmental claims and liabilities, prohibited transfers, violations of special purpose entity covenants and other circumstances customarily excluded by institutional lenders from exculpation provisions and included in separate guarantee or indemnification agreements in non-recourse financings of real estate, and Guarantee Obligations permitted by Section 7.2(f); and provided, further, that, (x) immediately prior to and after giving effect to the incurrence of such Indebtedness, no Default or Event of Default shall have occurred and be continuing, and (y) after giving pro forma effect to such Indebtedness and the use of proceeds therefrom, the Borrower shall be in compliance with the provisions of Section 7.1 hereof. For the avoidance of doubt, if at any time following the Effective Date any Group Member acquires the remaining Capital Stock of any Joint Venture not owned by the Group Members on the Effective Date, any Real Property owned by such Joint Venture shall be included in clause (i) of this Section 7.2(h); (i) Permitted Construction Financing of any Non-Recourse Subsidiary Borrower; provided that, with respect to any of the foregoing Indebtedness: (i) none of the Group Members provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness) or is directly or indirectly liable (as guarantor or otherwise), other than (i) any Subsidiary of the Borrower that is a direct or indirect parent or Subsidiary of such Non-Recourse Subsidiary Borrower or (ii) the Non-Recourse Parent Guarantor as guarantor (x) to the extent permitted by Section 7.2(j) for fraud, misrepresentation, misapplication of cash, waste, environmental claims and liabilities, prohibited transfers, violations of special purpose entity covenants and other circumstances customarily excluded by institutional lenders from exculpation provisions and included in separate non-monetary completion guarantee or indemnification agreements in construction financing of real estate or (y) to the extent otherwise permitted by Section 7.2(f) or Section 7.2(j), including customary monetary completion and repayment guarantees; and; and (ii) as to which the lenders thereunder will not have any recourse to the Capital Stock or assets of the Group Members other than the assets securing such Indebtedness, additions, accessions and improvements thereto and proceeds thereof and, in the case of a Non-Recourse Parent Guarantor, recourse against such Non-Recourse Parent Guarantor for (x) fraud, misrepresentation, misapplication of cash, waste, environmental claims and liabilities, prohibited transfers, violations of special purpose entity covenants and other circumstances

134 customarily excluded by institutional lenders from exculpation provisions and included in separate non-monetary completion guarantee or indemnification agreements in construction financing of real estate, or (y) to the extent otherwise permitted by Section 7.2(f) or Section 7.2(j), including customary monetary completion and repayment guarantees; and; provided, further, that, (x) immediately prior to and after giving effect to the incurrence of such Indebtedness, no Default or Event of Default shall have occurred and be continuing, and (y) after giving pro forma effect to such Indebtedness and the use of proceeds therefrom, the Borrower shall be in compliance with the provisions of Section 7.1 hereof; (j) Permitted Limited Recourse Guarantees of Indebtedness permitted by Sections 7.2(h) and (i),; provided that, the sum of, without duplication, (x) the aggregate amount of Permitted Limited Recourse Guarantees comprised of monetary completion or payment guarantees plus (y) the aggregate amount of Permitted Limited Recourse Guarantees required by GAAP to be reflected as a liability on the consolidated balance sheet of the Group Members shall not exceed the amount permitted to be incurred under Section 7.2(f) (together with all other Indebtedness incurred pursuant to such Section at such time) at any one time outstanding; (k) Guarantee Obligations made by the REIT or any Loan Party which owns a Borrowing Base Property for the payment and performance of the Franchise Agreement with respect to such Borrowing Base Property; (l) Secured Recourse Debt of the REIT and any of its Subsidiaries other than any Borrowing Base Group Members (other than the REIT and the Borrower) which (i) shall mature at least one year after the Revolving Credit Termination Date and (ii) shall not exceed on any date of determination, an amount equal to 10% of Total Asset Value on such date at any one time outstanding; and (m) Qualified Government Debt in an aggregate amount not exceeding $10,000,000 at any one time outstanding; (n) the Warner Center Development Loan; and (o) Indebtedness in respect of incremental additional principal arising from the deferral of interest payments on Indebtedness permitted by Sections 7.2(g), 7.2(h) and 7.2(i), in an aggregate amount not exceeding $12,000,000 at any one time outstanding but only to the extent the conditions for such Indebtedness permitted by Sections 7.2(g), 7.2(h) and 7.2(i) have been satisfied, as applicable. 7.3 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except for: (a) Liens for taxes not yet due or that are being contested in good faith by appropriate proceedings,; provided that, adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in

135 conformity with the Uniform System of Accounts and reconciled in accordance with GAAP; (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings; (c) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation; (d) any attachment or judgment liens not resulting in an Event of Default under Section 8.1(h); (e) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and that do not in any case materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries; (g) Liens in existence on the Effective Date listed on Schedule 7.3(g), securing Indebtedness permitted by Section 7.2(d),; provided that, no such Lien is spread to cover any additional Property after the Effective Date and that the amount of Indebtedness secured thereby is not increased except as permitted by Section 7.2(d); (h) Liens securing Indebtedness of the Borrower or any other Subsidiary incurred pursuant to Section 7.2(c) to finance the acquisition of fixed or capital assets, including Real Property,; provided that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any Property other than the Property financed by such Indebtedness and (iii) the amount of Indebtedness secured thereby is not increased; (i) [intentionally omitted]; (j) any interest or title of a lessor under any Lease entered into by the Borrower or any other Subsidiary in the ordinary course of its business and covering only the assets so leased; (k) Liens on (x) fee-owned property or Real Property leases of the Non-Recourse Subsidiary Borrowers and any related Property (other than the Capital Stock of any Group Member that is not a Non-Recourse Subsidiary Borrower or a direct or indirect parent of a Non-Recourse Subsidiary Borrower) customarily granted or pledged by a borrower to its lender in connection with non-recourse real estate financing or construction financing, as applicable, including, without limitation, any personal

136 property located on or related to such Property, any contracts, accounts receivables and general intangibles related to such Real Property and any Hedge Agreements relating to the Indebtedness, or (y) in the case of any Mortgage Financing, the Capital Stock of any Non-Recourse Subsidiary Borrower or a direct or indirect parent of a Non-Recourse Subsidiary Borrower (and, in each case, any proceeds from any of the foregoing) which Liens secure Indebtedness permitted by Sections 7.2(h) and (i); and (l) Liens securing Indebtedness of any Subsidiary that becomes a Subsidiary after the Effective Date incurred pursuant to Section 7.2(g), which exists at the time such Person becomes a Subsidiary,; provided that, (x) such Liens are created substantially simultaneously with the incurrence of such Indebtedness and (y) such Liens do not at any time encumber any Property other than the Property financed by such Indebtedness, other than, in each case, in connection with any consolidations of such Indebtedness. Notwithstanding the foregoing, in no event shall any Lien be created, incurred, assumed or suffered to exist on (x) any Borrowing Base Property (except Liens pursuant to Section 7.3(a), (b) or (f)) or (y) the Capital Stock of any Person that is the direct or indirect owner of any Borrowing Base Property. 7.4 Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its Property or business, except that: (a) any Subsidiary of the Borrower may be merged or consolidated with (or liquidated or dissolved into) or into the Borrower (provided that, the Borrower shall be the continuing or surviving corporation) or with or into any Wholly Owned Subsidiary Guarantor (provided that, (i) the Wholly Owned Subsidiary Guarantor shall be the continuing or surviving corporation or (ii) simultaneously with such transaction, the continuing or surviving corporation shall become a Wholly Owned Subsidiary Guarantor and the Borrower shall comply with Section 6.9 in connection therewith); (b) any Subsidiary of the Borrower may Dispose of any or all of its assets (upon voluntary liquidation, dissolution or otherwise) to the Borrower or any Subsidiary Guarantor; and (c) the Borrower and any Subsidiary of the Borrower may Dispose of any or all of its assets pursuant to Section 7.5(e) or (f). 7.5 Limitation on Disposition of Property. Dispose of any of its Property (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary’s Capital Stock to any Person, except: (a) the Disposition of obsolete or worn out property in the ordinary course of business; (b) the sale of inventory in the ordinary course of business;

137 (c) Dispositions permitted by Section 7.4(b); (d) the sale or issuance of any Subsidiary’s Capital Stock to the Borrower or any Subsidiary Guarantor; (e) the Disposition of any Borrowing Base Property (including the Capital Stock of the direct or indirect owner of such Borrowing Base Property (other than the REIT and the Borrower)); provided that, the Borrower shall have complied with each of the requirements set forth in Section 5.4; and (f) the Disposition of other assets (including the Capital Stock of the direct or indirect owner of such assets (other than the Borrower and the REIT)); provided that, for each such Disposition, the Administrative Agent shall have received (i) a certificate of a Principal Financial Officer certifying that after giving pro forma effect to the Disposition of such asset, the Total Revolving Extensions of Credit shall not exceed the Maximum Facility Availability and (ii) a pro forma Compliance Certificate (x) containing all information and calculations necessary, after giving pro forma effect to the Disposition of such asset, for determining pro forma compliance with the provisions of Section 7.1 hereof and (y) certifying that immediately prior to and after giving effect to such Disposition, no Default or Event of Default shall have occurred or be continuing. 7.6 Limitation on Restricted Payments. Declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of any Group Member, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Group Member, or enter into any derivatives or other transaction with any financial institution, commodities or stock exchange or clearinghouse (a “Derivatives Counterparty”) obligating any Group Member to make payments to such Derivatives Counterparty as a result of any change in market value of any such Capital Stock (collectively, “Restricted Payments”), except that: (a) any Subsidiary may make Restricted Payments to the Borrower or any Subsidiary; (b) the REIT may make Restricted Payments in the form of common stock of the REIT; (c) the REIT may make Restricted Payments to its direct or indirect owners during any four-quarter period (and the Borrower may make Restricted Payments to the REIT and the holders of the Borrower Common Units, in each case, to the extent necessary to enable the REIT to make such Restricted Payments), not to exceed the greater of (x) 95% of Adjusted Funds From Operations and (y) the minimum amount required to maintain REIT Status,; provided that, (1) on the date of any such Restricted Payment, the Borrower shall deliver to the Administrative Agent a pro forma Compliance Certificate delivered by the Borrower to the Administrative Agent certifying that immediately prior to and after giving effect to such Restricted Payment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) containing all information

138 and calculations necessary, and taking into consideration such Restricted Payment, for determining pro forma compliance with the provisions of Section 7.1 hereof and (2) no such Restricted Payments shall be made pursuant to this Section 7.6(c) if a Default or Event of Default shall have occurred and be continuing; (d) the Borrower may make Restricted Payments to the REIT to permit the REIT to (i) pay corporate overhead expenses incurred in the ordinary course of business and (ii) pay any taxes which are due and payable by the REIT, the Borrower or any Subsidiary; (e) the Borrower may (i) make redemption payments in cash with respect to the Borrower Common Units to the extent permitted by the Borrower LP Agreement; provided that, on the date of any such Restricted Payment, the Borrower shall deliver to the Administrative Agent a pro forma Compliance Certificate (A) certifying that, immediately prior to and after giving effect to such Restricted Payment, no Default or Event of Default shall have occurred and be continuing, and (B) containing all information and calculations necessary, and taking into consideration such Restricted Payment, for determining pro forma compliance with the provisions of Section 7.1 hereof; and (ii) exchange the Borrower LTIP Units for the Borrower Common Units to the extent required by the Borrower LP Agreement; (f) any Joint Venture may make Restricted Payments pursuant to the terms of its joint venture agreement; and (g) the REIT may make Restricted Payments to purchase shares of its common stock from time to time for an aggregate purchase price not to exceed $75,000,000 during the term of this Agreement for all such purchases,; provided that, at the time of any such purchase, (i) no Default or Event of Default shall have occurred and be continuing immediately prior to or after giving effect to such purchase, (ii) the Borrower shall be in pro forma compliance with the financial covenants in Section 7.1 after giving effect to such purchase and (iii) the Consolidated Leverage Ratio shall not exceed 50% after giving effect to such purchase. 7.7 Limitation on Investments. Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting an ongoing business from, or make any other investment in, any other Person (all of the foregoing, “Investments”), except: (a) extensions of trade credit in the ordinary course of business; (b) Investments in Cash Equivalents; (c) Investments arising in connection with the incurrence of Indebtedness permitted by Sections 7.2(b), (e) and (k); (d) loans and advances to employees of the REIT, the Borrower or any Subsidiaries of the Borrower in the ordinary course of business (including, without

139 limitation, for travel, entertainment and relocation expenses) in an aggregate amount for the REIT, the Borrower and Subsidiaries of the Borrower not to exceed $100,000 at any one time outstanding; (e) Investments (other than those relating to the incurrence of Indebtedness permitted by Section 7.7(c)) by the Group Members in the Borrower or any Subsidiary Guarantor,; provided that, (x) immediately prior to and after giving effect to such Investment, no Default or Event of Default shall have occurred and be continuing, and (y) after giving pro forma effect to such Investment, the Borrower shall be in compliance with the provisions of Section 7.1 hereof; (f) REIT Permitted Investments; and (g) Investments by the Borrower or any of its Subsidiaries, consisting of Acquisitions; provided that, the Administrative Agent shall have received a certificate of a Principal Financial Officer (i) certifying that after giving pro forma effect to such Acquisition, the Total Revolving Extensions of Credit shall not exceed the Maximum Facility Availability, (ii) containing all information and calculations necessary, after giving pro forma effect to such Investment, for determining pro forma compliance with the provisions of Section 7.1 hereof and (iii) certifying that immediately prior to and after giving effect to such Acquisition, no Default or Event of Default shall have occurred or be continuing. 7.8 Limitation on Modifications of Organizational Documents. Amend its organizational documents in any manner reasonably determined by the Administrative Agent to be adverse to the Lenders. 7.9 Limitation on Transactions with Affiliates. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than any Group Member) unless such transaction is (a) otherwise not prohibited under this Agreement, (b) in the ordinary course of business of such Group Member, as the case may be, and (c) upon fair and reasonable terms no less favorable to such Group Member, as the case may be, than it would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate. 7.10 Limitation on Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by the REIT, the Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by the REIT, the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the REIT, the Borrower or such Subsidiary.

140 7.11 Limitation on Changes in Fiscal Periods. Permit the fiscal year of the Borrower to end on a day other than December 31 or change the Borrower’s method of determining fiscal quarters. 7.12 Limitation on Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Group Member to create, incur, assume or suffer to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, to secure the Obligations or, in the case of any Guarantor, its obligations under the Guarantee Agreement, other than (a) (i) this Agreement and the other Loan Documents and (ii) the Term Loan Credit Agreement and the other Term Loan Documents; (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby; (c) documentation evidencing Indebtedness permitted pursuant to Section 7.2(g); (d) any restrictions in connection with existing Indebtedness incurred pursuant to Section 7.2(d), Mortgage Financing or Permitted Construction Financing, including on the Capital Stock of the Subsidiary that is the borrower under such existing Indebtedness incurred pursuant to Section 7.2(d), Mortgage Financing or Permitted Construction Financing or any direct or indirect parent of such Subsidiary; and (e) single purpose entity limitations contained in charter documents for Excluded Subsidiaries,; provided that, (i) in the case of clauses (b) and (c), such prohibition or limitation shall only be effective against the assets financed thereby and (ii) in the case of clause (d), such prohibition or limitation shall only be effective against the assets financed thereby and indirect transfers of the Capital Stock of the Subsidiary. 7.13 Limitation on Restrictions on Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, the Borrower or any other Subsidiary, (b) make Investments in the Borrower or any other Subsidiary or (c) transfer any of its assets to the Borrower or any other Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents and the Term Loan Documents; (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary; (iii) restrictions with respect to a Person at the time it becomes a Subsidiary pursuant to any Indebtedness permitted pursuant to Section 7.2(g),; provided that, such restrictions (x) were not entered into in contemplation of such Person becoming a Subsidiary and (y) such restrictions apply solely to such Person and its Subsidiaries; (iv) restrictions imposed by applicable law; (v) with respect to clauses (b) and (c) above, (A) restrictions pursuant to documentation evidencing Permitted Construction Financing or Mortgage Financing incurred by Subsidiaries that are not Guarantors, and (B) restrictions pursuant to any joint venture agreement solely with respect to the transfer of the assets or Capital Stock of the related Joint Venture; and (vi) any restrictions existing under an agreement that amends, refinances or replaces any agreement containing restrictions permitted under the preceding clauses (i) through (v),; provided that, the terms and conditions of any such agreement, as they relate to any such restrictions are no less favorable to the Borrower and its Subsidiaries, as applicable, than those under the agreement so amended, refinanced or replaced, taken as a whole.

141 7.14 Limitation on Lines of Business. Enter into any business, either directly or through any Subsidiary, except for those businesses in which the Group Members are engaged on the date of this Agreement or that are reasonably related thereto. 7.15 Limitation on Activities of the REIT. In the case of the REIT, (a) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of the Capital Stock of the Borrower and its operations as a REIT, (b) incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations (other than liabilities or financial obligations in the ordinary course of its business), except (i) nonconsensual obligations imposed by operation of law, (ii) pursuant to (A) the Loan Documents to which it is a party and (B) the Term Loan Documents to which it is a party, (iii) obligations with respect to its Capital Stock, (iv) Unsecured Indebtedness permitted by Section 7.2(f), (v) Permitted Limited Recourse Guarantees permitted by Section 7.2(j), (vi) Guarantee Obligations permitted by Section 7.2(k), (vii) liabilities for compensation and other employment matters, including pursuant to employment agreements filed by the REIT with the SEC; and (viii) as otherwise expressly permitted by the Loan Documents; or (c) own, lease, manage or otherwise operate any properties or assets (including cash (other than cash received in connection with dividends made by the Borrower in accordance with Section 7.6 pending application in the manner contemplated by said Section) and cash equivalents) other than the ownership of shares of Capital Stock of the Borrower. 7.16 Limitation on Hedge Agreements. Enter into any Hedge Agreement other than Hedge Agreements entered into in the ordinary course of business, and not for speculative purposes, to protect against changes in interest rates. 7.17 REIT Status. Permit the REIT to fail to meet the requirements for REIT Status. 7.18 Borrower Tax Status. Permit the Borrower to become an association (or publicly traded partnership or taxable mortgage pool) taxable as a corporation for federal tax purposes at any time. 7.19 Borrowing Base Properties. (a) Use or occupy or conduct any activity on, or allow the use or occupancy of or the conduct of any activity on any Borrowing Base Properties in any manner which makes void, voidable, or cancelable any insurance held by Borrower or any of its Subsidiaries on such Borrowing Base Properties then in force with respect thereto or makes the maintenance of insurance in accordance with Section 6.5 commercially unreasonable (including by way of increased premium); (b) Without the prior written consent of the Administrative Agent, initiate or permit any zoning reclassification of any Borrowing Base Property or seek any variance under existing zoning ordinances applicable to any Borrowing Base Property or use or permit the use of any Borrowing Base Property in such a manner which would result in such use becoming a

142 nonconforming use under applicable zoning ordinances or other Requirement of Law, in each case, in a manner that would materially interfere with the use or operation of such Borrowing Base Property; (c) Without the prior written consent of the Administrative Agent, (i) except as permitted by Section 7.3(f), impose any material easement, restrictive covenant, or encumbrance upon any Borrowing Base Property, (ii) execute or file any subdivision plat affecting any Borrowing Base Property or (iii) consent to the annexation of any Borrowing Base Property to any municipality; (d) Suffer, permit or initiate the joint assessment of any Borrowing Base Property (i) with any other real property constituting a tax lot separate from such Borrowing Base Property, and (ii) which constitutes real property with any portion of such Borrowing Base Property which may be deemed to constitute personal property, or any other procedure whereby the Lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to such real property portion of such Borrowing Base Property; (e) Without the prior written consent of the Administrative Agent, permit any drilling or exploration for or extraction, removal or production of any mineral, hydrocarbon, gas, natural element, compound or substance (including sand and gravel) from the surface or subsurface of any Borrowing Base Property regardless of the depth thereof or the method of mining or extraction thereof; (f) Without the prior written consent of the Supermajority Lenders, surrender the leasehold estate created by any Acceptable Lease or terminate or cancel any Acceptable Lease or modify, change, supplement, alter, or amend any Acceptable Lease, either orally or in writing, in each case, except as would not cause such Acceptable Lease to fail to qualify as an Acceptable Lease; (g) Without the prior written consent of the Supermajority Lenders, fail to exercise any option or right to renew or extend the term of any Acceptable Lease in accordance with the terms of such Acceptable Lease (and give prompt written notice thereof to the Administrative Agent); provided, that, the Loan Parties shall not be required to exercise any particular option or right to renew or extend to the extent the Loan Parties shall have received the prior written consent of the Supermajority Lenders (which consent may be withheld by the Supermajority Lenders in their sole and absolute discretion and which consent shall not be necessary to the extent such failure to exercise such right would not cause such Acceptable Lease to fail to qualify as an Acceptable Lease) allowing the Loan Parties to forego exercising such option or right to renew or extend; (h) Without the prior written consent of the Supermajority Lenders, waive, excuse, condone or in any way release or discharge any lessor of or from such lessor’s material obligations, covenants and/or conditions under the applicable Acceptable Lease, in each case, except as would not cause such Acceptable Lease to fail to qualify as an Acceptable Lease; (i) Without the prior written consent of the Supermajority Lenders, notwithstanding anything contained in any Acceptable Lease to the contrary, sublet any portion

143 of any Borrowing Base Property held pursuant to an Acceptable Lease, except as would not cause such Acceptable Lease to fail to qualify as an Acceptable Lease; (j) [Intentionally omitted]; (k) Without the prior written consent of the Administrative Agent with respect to any Borrowing Base Property, (i) surrender, terminate, cancel, amend or modify any Management Agreement; provided, that, the Borrower may, without the Administrative Agent’s consent, replace any Qualified Manager so long as the replacement manager is a Qualified Manager pursuant to a Replacement Management Agreement; (ii) surrender, terminate or cancel any Franchise Agreement; provided, that, the Borrower may, without the Administrative Agent’s consent, replace any Qualified Franchisor so long as the replacement franchisor is a Qualified Franchisor pursuant to a Replacement Franchise Agreement; (iii) surrender, terminate or cancel any Operating Lease or enter into any other Operating Lease with respect to such Borrowing Base Property; (iv) reduce or consent to the reduction of the term of any Management Agreement, Franchise Agreement or Operating Lease; (v) increase or consent to the increase of the amount of any fees or other charges under any Management Agreement or Franchise Agreement; (vi) change the amount of any fees or other charges under any Operating Lease; or (vii) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, any Management Agreement, Franchise Agreement or Operating Lease in any material respect; (l) [Intentionally omitted]; (m) Following the occurrence and during the continuance of an Event of Default, exercise any rights, make any decisions, grant any approvals or otherwise take any action under any Management Agreement, Franchise Agreement or Operating Lease, in each case, solely with respect to a Borrowing Base Property without the prior written consent of the Administrative Agent, which consent may be granted, conditioned or withheld in the Administrative Agent’s sole discretion; or (n) Any acquisition of any related lessor’s interest in any Acceptable Lease by any Group Member shall be accomplished by the Group Member in such a manner so as to avoid a merger of the interests of lessor and lessee in such Acceptable Lease, unless consent to such merger is granted by the Administrative Agent. 7.20 Environmental Matters. (a) Cause, commit, permit, or allow to continue (i) any violation of any Environmental Requirement which could reasonably be expected to cause a Material Property Event or have a Material Adverse Effect: (A) by any Group Member or by any Person; and (B) by or with respect to any Borrowing Base Property or any use of or condition or activity on any Real Property, or (ii) the attachment of any environmental Liens on any Borrowing Base Property. (b) Place, install, dispose of, or release, or cause, permit, or allow the placing, installation, disposal, spilling, leaking, dumping, or release of, any Materials of Environmental Concern or storage tank (or similar vessel) on any Real Property; provided that, any Materials of Environmental Concern or storage tank (or similar vessel) disclosed in the Acceptable

144 Environmental Report or otherwise permitted pursuant to any Lease affecting any Borrowing Base Property shall be permitted on any Borrowing Base Property so long as such Materials of Environmental Concern or storage tanks (or similar vessels) are maintained in compliance with all applicable Environmental Requirements. 7.21 Disclosable Events. (a)(i) Engage, directly or indirectly, in business dealings with any party listed on the Specially Designated Nationals List or other similar lists maintained by OFAC, or in any related Executive Order issued by the President; (ii) conduct, directly or indirectly, business dealings with a party subject to sanctions administered by OFAC; (iii) derive, directly or indirectly, income from business dealings with a party subject to sanctions administered by OFAC; or (iv) use the proceeds of the Loans or any Letter of Credit to conduct any business dealings or transaction, either directly or indirectly, with any party subject to sanctions administered by OFAC. (b) Derive any of its assets in violation of the anti-money laundering or anti-terrorism laws or regulations of the United States, including but not limited to the USA PATRIOT Act, the Money Laundering Control Act, the Bank Secrecy Act and any related Executive Order of the President. (c) Fail to comply with applicable anti-bribery and anti-corruption laws and regulations (including the FCPA), including any failure to so comply that may result in the forfeiture of any Borrowing Base Property or the proceeds of the Loans or a claim of forfeiture of any Borrowing Base Property or the proceeds of the Loans. (d) Fail to provide the Administrative Agent and the Lenders with any information regarding any Group Member or any REIT Controlled Affiliate necessary for the Administrative Agent or any of the Lenders to comply with (i) the anti-money laundering laws and regulations, including but not limited to the USA PATRIOT Act, The Money Laundering Control Act, the Bank Secrecy Act and any related Executive Order issued by the President, (ii) all applicable economic sanctions laws and regulations administered by OFAC, and (iii) all applicable anti-corruption and anti-bribery laws and regulations, including the FCPA. SECTION 8 EVENTS OF DEFAULT 8.1 Events of Default. If any of the following events shall occur and be continuing: (a) the Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other amount payable hereunder or under any other Loan Document, within five days after any such interest or other amount becomes due in accordance with the terms hereof or thereof; or (b) any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document, in any Borrowing Base Certificate, or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document

145 shall prove to have been inaccurate in any material respect on or as of the date made or deemed made or furnished; or (c) any Loan Party shall default in the observance or performance of any agreement contained in Section 6.1(a) or 6.1(b), clause (i) or (ii) of Section 6.4(a) (with respect to the REIT and the Borrower only), Section 6.7(a), 6.12, or Section 7; or (d) (i) any Loan Party shall default in the observance or performance of any agreement contained in Section 6.1(c) or 6.1(d), and such default shall continue unremedied for a period of 15 days; or (ii) any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days; or (e) any Group Member (excluding, for the avoidance of doubt, any Unconsolidated Joint Venture) shall (i) default in making any payment of any principal of any Indebtedness (including, without limitation, any Guarantee Obligation, but excluding the Loans and Reimbursement Obligations) on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or to become subject to a mandatory offer to purchase by the obligor thereunder or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided, that, a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of which exceeds in the aggregate (i) solely during the Modification Period, with respect to any non-recourse mortgage Indebtedness, $125,000,000, (individually or in the aggregate) and (ii) in all other cases $5,000,000 (individually or in the aggregate), and (ii) after the Modification Period), $5,000,000 (individually or in the aggregate) in all cases; or (f) (i) any Group Member shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking

146 appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Group Member shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Group Member any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Group Member any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Group Member shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Group Member shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or (g) (i) any Person shall engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Single Employer Plan, (ii) any “accumulated funding deficiency” (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Single Employer Plan, or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders shall be likely to, incur, any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could, in the sole judgment of the Required Lenders, reasonably be expected to have a Material Adverse Effect; or (h) (i) one or more judgments or decrees shall be entered against any Group Member involving for the Group Members taken as a whole a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $5,000,000 or more, or (ii) one or more non-monetary judgments shall have been entered against any Group Member have, or could reasonably be expected to have, a Material Adverse Effect, and, in either case, (x) enforcement proceedings are commenced by any creditor upon such judgment or order or (y) all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or (i) [intentionally omitted]; or

147 (j) the guarantee contained in Section 2 of the Guarantee Agreement shall cease, for any reason (other than by reason of the express release thereof pursuant to Section 10.15 of this Agreement or Section 3.15(b) of the Guarantee Agreement), to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert; or (k) any Change of Control shall occur; or (l) a material default (i) shall occur and continue beyond any applicable notice or grace period required by any Management Agreement or Franchise Agreement, in each case, with respect to a Borrowing Base Property or (ii) permits the applicable Qualified Franchisor or Qualified Manager to terminate or cancel any Management Agreement or Franchise Agreement, as applicable, in each case, with respect to a Borrowing Base Property; or (m) a default (i) shall occur and continue beyond any applicable notice or grace period required by any Operating Lease with respect to a Borrowing Base Property or (ii) permits any Person party to an Operating Lease to terminate or cancel such Operating Lease with respect to a Borrowing Base Property; or (n) the Loan Parties shall cease to do business as a hotel at each of the Borrowing Base Properties or terminates such business for any reason whatsoever (other than temporary cessation in connection with any continuous and diligent renovation or restoration of any individual Borrowing Base Property following a Casualty or Condemnation or a temporary closure of a hotel required pursuant to any executive order or other Requirement of Law in connection with the COVID-19 pandemic); and (o) unless the Pledge Agreement has been released in accordance with the terms thereof, (i) the Pledge Agreement shall cease, for any reason to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert in writing or (ii) the security interest in the collateral granted under the Pledge Agreement shall cease to be a perfected, first priority security interest in favor of the Administrative Agent. then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Revolving Credit Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Revolving Credit Commitments to be terminated forthwith, whereupon the Revolving Credit Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other

148 amounts owing under this Agreement and the other Loan Documents (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. In the case of all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired face amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrower hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower (or such other Person as may be lawfully entitled thereto). 8.2 Right to Cure. (a) Notwithstanding anything to the contrary contained in Section 8.1(c), if an Event of Default arising solely as a result of failure to comply with the requirements of Section 7.1(a) occurs at the end of any fiscal quarter, the REIT may issue cash common equity, the proceeds of which shall be used to make a voluntary prepayment of the Loans pursuant to Section 2.9, in an aggregate amount sufficient to cause the Borrower to be in compliance with the financial covenant set forth in Section 7.1(a),; provided that, (i) the aggregate proceeds of such issuance shall not exceed the amount sufficient to cure such Event of Default, (ii) such proceeds shall be contributed by the REIT to the Borrower as cash common equity, (iii) no more than one cure shall be permitted during the term of this Agreement and (iv) such prepayment shall be deemed to have been made on the last day of the relevant fiscal quarter requiring such cure. Such prepayment must be made no later than the date that is 15 days after the date on which the relevant Compliance Certificate is required to have been delivered. The Lenders hereby waive any notice required by Section 2.9 in connection with such prepayment. (b) If on a pro forma basis after giving effect to the prepayment of the Loans pursuant to Section 8.2(a), the Borrower would have been in compliance with the financial covenant set forth in Section 7.1(a) as of the date of the relevant Compliance Certificate, the Event of Default under Section 8.1(c) shall be deemed to have not occurred. During the pendency of any cure right afforded to the Group Members pursuant to Section 8.1(a), (i) the Administrative Agent and the Lenders shall not exercise any remedies described under Section 8.1 or otherwise for failure to satisfy the financial covenant set forth in Section 7.1(a) and (ii) the Borrower shall not be permitted to request any extension of credit pursuant to Section 5.2. (c) The Borrower shall, immediately following the prepayment of the Loans pursuant to Section 8.2(a), deliver to the Administrative Agent a Compliance Certificate demonstrating to the Administrative Agent’s satisfaction that on a pro forma basis after giving

149 effect to the prepayment of the Loans, the financial covenant set forth in Section 7.1(a) is then complied with. SECTION 9 THE AGENTS 9.1 Appointment. Each Lender hereby irrevocably designates and appoints the Agents as the agents of such Lender under this Agreement and the other Loan Documents, and each Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, no Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent. Each Issuing Lender and the L/C Administrator shall act on behalf of the Revolving Credit Lenders with respect to each Letter of Credit issued by it and the documents associated therewith, and each Issuing Lender and the L/C Administrator shall have all of the benefits and immunities (a) provided to the Agents in this Section with respect to any acts taken or omissions suffered by such Issuing Lender or L/C Administrator in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Agent” as used in this Section included such Issuing Lender with respect to such acts or omissions, and (b) as additionally provided herein with respect to such Issuing Lender or L/C Administrator. 9.2 Delegation of Duties. Each Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. 9.3 Exculpatory Provisions. Neither any Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party to perform its obligations hereunder or thereunder. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained

150 in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party. 9.4 Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Loan Parties), independent accountants and other experts selected by such Agent. The Agents may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with Section 10.6 and all actions required by such Section in connection with such transfer shall have been taken. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders, Supermajority Lenders or any other instructing group of Lenders specified by this Agreement) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders, Supermajority Lenders or any other instructing group of Lenders specified by this Agreement), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans. 9.5 Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Agent shall have received notice from a Lender, the REIT or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent shall receive such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders, Supermajority Lenders or any other instructing group of Lenders specified by this Agreement); provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders. 9.6 Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that neither any of the Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and

151 creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates. 9.7 Indemnification. The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by the REIT or the Borrower and without limiting the obligation of the REIT or the Borrower to do so), ratably according to their respective Revolving Credit Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Revolving Credit Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Revolving Credit Percentages immediately prior to such date), for, and to save each Agent harmless from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of, the Revolving Credit Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that, no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from such Agent’s gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder. 9.8 Agent in Its Individual Capacity. Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent. With respect to its Loans made or renewed by it and with respect to any Letter of Credit issued or participated in by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include each Agent in its individual capacity. 9.9 Successor Administrative Agent(a) . The Administrative Agent may resign as Administrative Agent upon ten days’ notice to the Lenders and the Borrower. Any such resignation by the Administrative Agent hereunder shall also constitute its resignation as an

152 Issuing Lender, the L/C Administrator and a Swing Line Lender, in which case the retiring Administrative Agent (x) shall not be required to issue any further Letters of Credit or make any additional Swing Line Loans hereunder and (y) shall maintain all of its rights as Issuing Lender, L/C Administrator or Swing Line Lender, as the case may be, with respect to any Letters of Credit issued by it, or Swing Line Loans made by it, prior to the date of such resignation. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 8.1(a) or 8.1(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is ten days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. TheAny Co-Syndication Agent may, at any time, by notice to the Lenders and the Administrative Agent, resign as a Co-Syndication Agent hereunder, whereupon the duties, rights, obligations and responsibilities of thesuch Co-Syndication Agent hereunder shall automatically be assumed by, and inure to the benefit of, the Administrative Agent, without any further act by thesuch Co-Syndication Agent, the Administrative Agent or any Lender. After any retiring Agent’s resignation as Agent, such Agent shall remain indemnified to the extent provided in this Agreement and the other Loan Documents and the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents. 9.10 Authorization to Release Liens and Guarantees. The Administrative Agent is hereby irrevocably authorized by each of the Lenders to effect any release of guarantee obligations contemplated by Section 10.15 of this Agreement or Section 3.15 of the Guarantee Agreement. 9.11 The Arrangers; the Co-Syndication Agents; the Co-Documentation Agents. None of the Arrangers, the Co-Syndication Agents or the Co-Documentation Agents, in their respective capacities as such, shall have any duties or responsibilities, nor shall any such Person incur any liability, under this Agreement and the other Loan Documents. 9.12 No Duty to Disclose. The Administrative Agent, the Co-Syndication Agents, the Arrangers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the REIT, the Borrower, the other Loan Parties and their respective Affiliates, and none of the Administrative Agent, the Co-Syndication Agents nor the Arrangers has any obligation to disclose any of such interests to the REIT, the Borrower, any other Loan Party or any of their respective Affiliates.

153 9.13 Waiver. To the fullest extent permitted by law, each of the REIT, the Borrower and the other Loan Parties hereby waives and releases any claims that it may have against the Administrative Agent, the Co-Syndication Agents and the Arrangers with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. 9.14 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation,

154 warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). 9.15 Erroneous Payment. (a) Each Lender and each Issuing LenderL/C Issuer (and each Participant of any of the foregoing, by its acceptance of a Participation Amount) hereby acknowledges and agrees that if the Administrative Agent notifies such Lender or Issuing LenderL/C Issuer that the Administrative Agent has determined in its sole discretion that any funds (or any portion thereof) received by such Lender or Issuing LenderL/C Issuer (any of the foregoing, a “Recipient”) from the Administrative Agent (or any of its Affiliates) were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Recipient (whether or not known to such Recipient) (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) and demands the return of such Payment, such Recipient shall promptly, but in no event later than two (2) Business Days thereafter, return to the Administrative Agent the amount of any such Payment as to which such a demand was made. A notice of the Administrative Agent to any Recipient under this Section shall be conclusive, absent manifest error. (b) Without limitation of clause (a) above, each Recipient further acknowledges and agrees that if such Recipient receives a Payment from the Administrative Agent (or any of its Affiliates) (x) that is in an amount, or on a date different from the amount and/or date specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”), (y) that was not preceded or accompanied by a Payment Notice, or (z) that such Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), in each case, it understands and agrees at the time of receipt of such Payment that an error has been made (and that it is deemed to have knowledge of such error) with respect to such Payment. Each Recipient agrees that, in each such case, it shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than two (2) Business Days thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made. (c) Any Payment required to be returned by a Recipient under this Section shall be made in same day funds in the currency so received, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Recipient to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

155 Each Recipient hereby agrees that it shall not assert and, to the fullest extent permitted by applicable law, hereby waives, any right to retain such Payment, and any claim, counterclaim, defense or right of set-off or recoupment or similar right to any demand by the Administrative Agent for the return of any Payment received, including without limitation any defense based on “discharge for value” or any similar doctrine. (d) The Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party except, in each case, to the extent such erroneous Payment is, and with respect to the amount of such erroneous Payment that is, comprised of funds of the Borrower or any other Loan Party. SECTION 10 MISCELLANEOUS 10.1 Amendments and Waivers. Neither this Agreement or any other Loan Document, nor any terms hereof or thereof may be amended, restated, supplemented or modified except in accordance with the provisions of this Section 10.1. The Required Lenders and each Loan Party party to the relevant Loan Document may, or (with the written consent of the Required Lenders) the Administrative Agent and each Loan Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents (including amendments and restatements hereof or thereof) for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as may be specified in the instrument of waiver, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall: (a) forgive the principal amount or extend the final scheduled date of maturity of any Loan or Reimbursement Obligation, reduce the stated rate of any interest or fee payable under this Agreement (except (x) in connection with the waiver of applicability of any post-default increase in interest rates (which waiver shall be effective with the consent of the Required Lenders) and (y) that any amendment or modification of defined terms used in the financial covenants in this Agreement (which amendment or modification shall be effective with the consent of the Supermajority Lenders) shall not constitute a reduction in the rate of interest or fees for purposes of this clause (a)) or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Revolving Credit Commitment of any Lender, in each case without the consent of each Lender directly affected thereby; (b) amend, modify or waive any provision of this Section or reduce any percentage specified in the definition of Required Lenders or Supermajority Lenders, increase any percentage specified in clause (iii) of the definition of Borrowing Base, consent to the assignment or transfer by the Borrower of any of its rights and obligations

156 under this Agreement and the other Loan Documents, release the REIT or all or substantially all of the Subsidiary Guarantors from their guarantee obligations under the Guarantee Agreement, in each case without the consent of all the Lenders; (c) amend, modify or waive any provision of Section 9, or any other provision affecting the rights, duties or obligations of any Agent, without the consent of any Agent directly affected thereby; (d) amend, modify or waive any provision of Section 2.3 or 2.4 without the consent of each Swing Line Lender affected thereby; (e) amend, modify or waive any provision of Section 2.16 or Section 10.7(a) without the consent of each Lender directly affected thereby; (f) amend, modify or waive any provision of Section 3 without the consent of each Applicable Issuing LenderParty affected thereby; (g) impose restrictions on assignments and participations that are more restrictive than, or additional to, those set forth in Section 10.6 without the consent of each Lender directly affected thereby; or (h) amend, modify or waive (x) the definitions of “Acceptable Lease,” “Additional Borrowing Base Properties,” “Borrowing Base,” “Borrowing Base Properties,” “Borrowing Base Value,” “Capitalization Rate,” “Eligible Borrowing Base Property,” “Maximum Facility Availability” or “Total Asset Value,” (and, with respect to each such definition, the related defined terms used therein, solely to the extent such related defined terms are used in the calculation of the Borrowing Base) or (y) the definitions of “Debt Service Coverage Amount” (and the related defined terms used therein), “Net Operating Income” (and the related defined terms used therein) or any other defined terms (and the related defined terms used therein) used in the financial covenants set forth in Section 7.1, or (z) Section 2.10, 5.3 or 5.4, in each case, without the consent of the Supermajority Lenders.; or (i) amend, modify or waive any provision affecting the rights or duties of the L/C Administrator under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it, without the consent of the L/C Administrator. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Agents shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. Any such waiver, amendment, supplement or modification shall be effected by a written instrument signed by the parties required to sign pursuant to the foregoing provisions of this Section; provided, that, delivery of an executed

157 signature page of any such instrument by facsimile transmission or electronic communication shall be effective as delivery of a manually executed counterpart thereof. 10.2 Notices. (a) All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed (i) in the case of the REIT, the Borrower and the Agents, as follows, (ii) in the case of the Lenders, as set forth in an administrative questionnaire delivered to the Administrative Agent or, in the case of a Lender which becomes a party to this Agreement pursuant to an Assignment and Assumption substantially in the form of Exhibit E, in such Assignment and Assumption or (iii) in the case of any party, to such other address as such party may hereafter notify to the other parties hereto: The REIT and the Borrower: Chatham Lodging Trust Chatham Lodging, L.P. 222 Lakeview Avenue Suite 200 West Palm Beach, FL 33401 Attention: Mr. Jeffrey Fisher Telecopy: (561) 659-7318 Telephone: (561) 802-4477 with a copy to: Chief Financial Officer Chatham Lodging Trust 222 Lakeview Avenue Suite 200 West Palm Beach, FL 33401 and to: Hunton & WilliamsAndrews Kurth LLP 200 Park Avenue New York, NY 10166 Attn: Laurie A. Grasso The Administrative Agent: Barclays Bank PLC 745 Seventh Avenue New York, NY 10019 Attention: Craig Malloy Telecopy: (646) 758-4617Wendar Chen Telephone: (212) 526-7150201) 449-9367 Email: wendar.chen@barclays.com L/C Administrator: As notified by the L/C Administrator to the Administrative Agent and the Borrower Issuing Lenders: As notified by such Issuing Lender to the Administrative Agent and the Borrower

158 Swing Line Lenders: As notified by such Swing Line Lender to the Administrative Agent and the Borrower provided that, any notice, request or demand to or upon any Agent, any Issuing LenderL/C Issuer or any Lender shall not be effective until received. (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that, the foregoing shall not apply to notices pursuant to Section 2 unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that, approval of such procedures may be limited to particular notices or communications. (c) In light of current recommendations for social distancing and increased remote working measures in place during the COVID-19 pandemic, and the resulting limited ability of the parties to send and receive approvals, confirmations, consents, demands, determinations, notices, requests or other communications required or permitted under any Loan Document via non-electronic methods as described in this Section 10.2, from and after the First Amendment Effective Date until the end of the Modification Period (the “Email Notice Expiration Date”), the Borrower and the Administrative Agent shall deliver all formal approvals, confirmations, consents, demands, determinations, notices, requests or other communications required or permitted under this Agreement or any Loan Document and as permitted by applicable law in writing via email, return receipt requested, to the following email addresses: To Agent: sean.duggan@barclays.com With a copy to: julian.chung@friedfrank.com To Borrower: dcraven@cl-trust.com; jwegner@cl-trust.com; ekentoff@cl-trust.com With a copy to: lgrasso@hunton.com; ssaslow@hunton.com In addition to such delivery via email, the Borrower and the Administrative Agent shall continue, to the extent commercially reasonable and practicable, to deliver all formal approvals, confirmations, consents, demands, determinations, notices, requests or other communications required or permitted under any Loan Document in writing via one of the methods set forth in Section 10.2 of this Agreement in accordance with the provisions of Section 10.2 of this Agreement (and, if such delivery method is not reasonable practicable, to note same and the reason why in the corresponding email notice). Any such email communication specified in this Section 10.2(c) will be effective only when actually received (or made available) before 5:00 P.M. (New York City time) on any Business Day or on the next Business Day if so received after 5:00 P.M. (New York City time), in readable form. On the Email Notice Expiration Date the email-related provisions of this Section 10.2 shall automatically expire and terminate, and be of no further force or effect, unless prior to the Email Notice Expiration Date, the Borrower and

159 the Administrative Agent enter into a duly executed and delivered written agreement to extend the Email Notice Expiration Date. 10.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. 10.4 Survival of Representations and Warranties. All representations and warranties made herein, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder. 10.5 Payment of Expenses. Each of the REIT and the Borrower jointly and severally agrees (a) to pay or reimburse the Agents for all their reasonable out-of-pocket costs and expenses incurred in connection with the syndication of the Revolving Credit Commitments (other than fees payable to syndicate members) and the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the charges of Intralinks, (b) to pay or reimburse each Lender and the Agents for all their costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any other documents prepared in connection herewith or therewith, including, without limitation, the fees and disbursements of counsel (including the allocated fees and disbursements and other charges of in-house counsel) to each Lender and of counsel to the Agents, (c) to pay, indemnify, or reimburse each Lender and the Agents for, and hold each Lender and the Agents harmless from, any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify or reimburse each Lender, each Agent, their respective affiliates, and their respective officers, directors, trustees, employees, advisors, agents and controlling persons (each, an “Indemnitee”) for, and hold each Indemnitee harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by an Indemnitee or asserted against any Indemnitee by any third party or by the REIT, the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document, any commitment letter or fee letter in connection therewith, or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or

160 proposed use of the proceeds thereof (including any refusal by anythe Applicable Issuing LenderParty to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Materials of Environmental Concern on or from any property owned, occupied or operated by the REIT, the Borrower or any of their respective Subsidiaries, or any environmental liability related in any way to the Borrower or any of their respective Subsidiaries or any of their respective properties, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by any third party or by the REIT, the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto (all the foregoing in this clause (d), collectively, the “Indemnified Liabilities”),; provided, that, neither the REIT nor the Borrower shall have any obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee. No Indemnitee shall be liable for any damages arising from the use by unauthorized persons of information or other materials sent through electronic, telecommunications or other information transmission systems that are intercepted by such persons or for any special, indirect, consequential or punitive damages in connection with the Revolving Credit Commitments. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries so to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. All amounts due under this Section shall be payable not later than 30 days after written demand therefor. Statements payable by each of the REIT and the Borrower pursuant to this Section shall be submitted to Jeremy Wegner, Chief Financial Officer (Telephone No. (561) 227-1372) (Fax No. (561) 804-0937), at the address of the REIT and the Borrower set forth in Section 10.2, or to such other Person or address as may be hereafter designated by the REIT or the Borrower in a notice to the Administrative Agent. The agreements in this Section shall survive repayment of the Loans and all other amounts payable hereunder. 10.6 Successors and Assigns; Participations and Assignments. (a) This Agreement shall be binding upon and inure to the benefit of the REIT, the Borrower, the Lenders, the Agents, all future holders of the Loans and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agents and each Lender. (b) Any Lender may, without the consent of the Borrower, in accordance with applicable law, at any time sell to one or more banks, financial institutions or other entities (each, a “Participant”) participating interests in any Loan owing to such Lender, any Revolving Credit Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender’s obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes

161 under this Agreement and the other Loan Documents, and the Borrower and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents. In no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would require the consent of all Lenders pursuant to Section 10.1. The Borrower agrees that if amounts outstanding under this Agreement and the Loans are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement,; provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 10.7(a) as fully as if such Participant were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 2.17, 2.18 or 2.19 with respect to its participation in the Revolving Credit Commitments and the Loans outstanding from time to time as if such Participant were a Lender; provided that, in the case of Section 2.18, such Participant shall have complied with the requirements of said Section, and; provided, further, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred. (c) Any Lender (an “Assignor”) may, in accordance with applicable law and upon written notice to the Administrative Agent, at any time and from time to time assign to any Lender or any affiliate, Related Fund or Control Investment Affiliate thereof or, with the consent of the Borrower and the Administrative Agent and, in the case of any assignment of Revolving Credit Commitments, the written consent of each Issuing Lender, the L/C Administrator and each Swing Line Lender (which, in each case, shall not be unreasonably withheld or delayed) (provided that, no such consent need be obtained by the Arrangers or the Administrative Agent, each in its capacity as a Lender), to an additional bank, financial institution or other entity (an “Assignee”) all or any part of its rights and obligations under this Agreement pursuant to an Assignment and Assumption, substantially in the form of Exhibit E, executed by such Assignee and such Assignor (and, where the consent of the Borrower, the Administrative Agent or the Issuing Lenders or the L/C Administrator or the Swing Line Lenders is required pursuant to the foregoing provisions, by the Borrower and such other Persons) and delivered to the Administrative Agent for its acceptance and recording in the Register; provided that, no such assignment to an Assignee (other than any Lender or any affiliate thereof) shall be in an aggregate principal amount of less than $5,000,000 (other than in the case of an assignment of all of a Lender’s interests under this Agreement), unless otherwise agreed by the Borrower and the Administrative Agent. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Assumption, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Assumption, have the rights and obligations of a Lender hereunder with the Revolving Credit Commitments and/or Loans as set forth therein, and (y) the Assignor thereunder shall, to the extent provided in such Assignment and Assumption, be released from its obligations under this

162 Agreement (and, in the case of an Assignment and Assumption covering all of an Assignor’s rights and obligations under this Agreement, such Assignor shall cease to be a party hereto, except as to Section 2.17, 2.18 and 10.5 in respect of the period prior to such effective date); provided that, except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.6(b). In the event that Borrower fails to object by written notice within five Business Days after the receipt of a request to approve an assignment pursuant to this Section 10.6(c), the Borrower shall be deemed to have consented to such assignment. Notwithstanding any provision of this Section, the consent of the Borrower shall not be required for any assignment that occurs at any time when any Event of Default shall have occurred and be continuing. For purposes of the minimum assignment amounts set forth in this paragraph, multiple assignments by two or more Related Funds shall be aggregated. (d) The Administrative Agent shall, on behalf of the Borrower, maintain at its address referred to in Section 10.2 a copy of each Assignment and Assumption delivered to it and a register (the “Register”) for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, each Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Loans and any Notes evidencing such Loans recorded therein for all purposes of this Agreement. Any assignment of any Loan, whether or not evidenced by a Note, shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of a Loan evidenced by a Note shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such Loan, accompanied by a duly executed Assignment and Assumption; thereupon one or more new Notes in the same aggregate principal amount shall be issued to the designated Assignee, and the old Notes shall be returned by the Administrative Agent to the Borrower marked “canceled”. The Register shall be available for inspection by the Borrower or any Lender (with respect to any entry relating to such Lender’s Loans) at any reasonable time and from time to time upon reasonable prior notice. Each Lender that sells a participation, acting for this purpose as a non-fiduciary agent (solely for tax purposes) shall maintain a register on which it enters the name and address of each participant and the principal amounts of each participant’s interest in the Revolving Credit Commitments, Loans and other Obligations held by it (the “Participant Register”); provided that, no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is

163 recorded in the Participant Register as the owner of such interest in the Revolving Credit Commitments, Loans and other Obligations as the owner thereof for all purposes of this Agreement notwithstanding any notice to the contrary. (e) Upon its receipt of an Assignment and Assumption executed by an Assignor and an Assignee (and, in any case where the consent of any other Person is required by Section 10.6(c), by each such other Person) together with payment to the Administrative Agent of a registration and processing fee of $3,500 (treating multiple, simultaneous assignments by or to two or more Related Funds as a single assignment) (except that no such registration and processing fee shall be payable (x) in connection with an assignment by or to the Arrangers, the Administrative Agent or their Control Investment Affiliates or (y) in the case of an Assignee which is already a Lender or is an affiliate or Related Fund of a Lender or a Person under common management with a Lender), the Administrative Agent shall (i) promptly accept such Assignment and Assumption and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Borrower. On or prior to such effective date, the Borrower, at its own expense, upon request, shall execute and deliver to the Administrative Agent (in exchange for the Revolving Credit Note of the assigning Lender) a new Revolving Credit Note to the order of such Assignee in an amount equal to the Revolving Credit Commitment assumed or acquired by it pursuant to such Assignment and Assumption and, if the Assignor has retained a Revolving Credit Commitment upon request, a new Revolving Credit Note to the order of the Assignor in an amount equal to the Revolving Credit Commitment retained by it hereunder. Such new Note or Notes shall be dated the Effective Date and shall otherwise be in the form of the Note or Notes replaced thereby. (f) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests in Loans and Notes, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law. (g) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that, (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Revolving Credit Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC

164 any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any state thereof. In addition, notwithstanding anything to the contrary in this Section 10.6(g), any SPC may (A) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender, or with the prior written consent of the Borrower and the Administrative Agent (which consent shall not be unreasonably withheld) to any financial institutions providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans, and (B) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC; provided that, non-public information with respect to the Borrower may be disclosed only with the Borrower’s consent which will not be unreasonably withheld. This paragraph (g) may not be amended without the written consent of any SPC with Loans outstanding at the time of such proposed amendment. (h) No such assignment shall be made to (i) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or, (ii) to any Defaulting Lender or any of its Subsidiaries, or(iii) at any time there are Several Letters of Credit, to a Non-SLC Bank (unless such Non-SLC Bank shall have in effect a Limited Fronting Lender Agreement with a Revolving Credit Lender which is not a Non-SLC Bank) or (iv) any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clauses (ii) and (iii). (i) No such assignment shall be made to a natural Person (including, for the avoidance of doubt, any holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (j) In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the L/C Administrator, each Issuing Lender, each Swing Line Lender and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Revolving Credit Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. (k) At any time there are any Several Letters of Credit outstanding, concurrently with the effectiveness of such assignment the Several Letters of Credit then

165 outstanding shall be amended (with the consent of the beneficiary thereof) to (i) remove the assigning Lender’s liability thereunder, if any, as L/C Issuer and (ii) include the assignee Lender as an L/C Issuer thereunder with respect to its Commitment Share. 10.7 Adjustments; Set-off. (a) Except to the extent that this Agreement provides for payments to be allocated to a particular Lender or to the Lenders, if any Lender (a “Benefited Lender”) shall at any time receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 8.1(f) or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender’s Obligations, such Benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender’s Obligations, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. (b) Subject to Sections 10.7(c) and (d), in addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, at any time and from time to time while an Event of Default shall have occurred and be continuing, without prior notice to the REIT or the Borrower, any such notice being expressly waived by the REIT and the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the REIT or the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the REIT or the Borrower, as the case may be. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender,; provided that, the failure to give such notice shall not affect the validity of such setoff and application. (c) Each Lender hereby acknowledges that the exercise by any Lender of offset, set-off, banker’s lien or similar rights against any deposit account or other property or asset of the Borrower or any other Group Member could result under certain laws in significant impairment of the ability of all Lenders to recover any further amounts in respect of the Obligations. Each Lender hereby agrees not to charge or offset any amount owed to it by Borrower against any of the accounts, property or assets of the Borrower or any other Group Member held by such Lender without the prior written approval of the Required Lenders. (d) In the event that any Defaulting Lender shall exercise any such right of setoff, all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.24 and, pending such payment,

166 shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders. 10.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent. 10.9 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 10.10 Integration. This Agreement and the other Loan Documents represent the entire agreement of the REIT, the Borrower, the Agents, the Arrangers and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Arrangers, any Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. 10.11 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. 10.12 Submission To Jurisdiction; Waivers. Each of the REIT and the Borrower hereby irrevocably and unconditionally: (a) submits for itself and its Property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the REIT or the Borrower, as the case may be at its address set forth in Section 10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

167 (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages. For avoidance of doubt, nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Lenders, the L/C Administrator or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction. 10.13 Acknowledgments. Each of the REIT and the Borrower hereby acknowledges that: (a) it has been advised by and consulted with its own legal, accounting, regulatory and tax advisors (to the extent it deemed appropriate) in the negotiation, execution and delivery of this Agreement and the other Loan Documents; (b) none of the Arrangers, any Agent nor any Lender has any fiduciary relationship with or duty to the REIT or the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Arrangers, the Agents and the Lenders, on one hand, and the REIT and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; (c) it is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; and (d) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Arrangers, the Agents and the Lenders or among the REIT, the Borrower and the Lenders. 10.14 Confidentiality. Each of the Agents and the Lenders agrees to keep confidential all non-public information provided to it by any Loan Party pursuant to this Agreement that is designated by such Loan Party as confidential; provided that, nothing herein shall prevent any Agent or any Lender from disclosing any such information (a) to the Arrangers, any Agent, any other Lender or any affiliate of any thereof, (b) to any Participant or Assignee (each, a “Transferee”) or prospective Transferee that agrees to comply with the provisions of this Section or substantially equivalent provisions, (c) to any of its employees, directors, agents, attorneys, accountants, consultants, service providers and other professional advisors, (d) to any financial institution that is a direct or indirect contractual counterparty in swap agreements or such contractual counterparty’s professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section), (e) upon the request or demand of any Governmental Authority having jurisdiction over it, (f) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (g) in connection with any litigation or similar

168 proceeding, (h) that has been publicly disclosed other than in breach of this Section, (i) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender or (j) in connection with the exercise of any remedy hereunder or under any other Loan Document. 10.15 Release of Guarantee Obligations. (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, upon request of the Borrower in connection with any Disposition of Property permitted by the Loan Documents, the Administrative Agent shall take such actions as shall be required to release any guarantee obligations under any Loan Document of any Person being Disposed of in such Disposition, to the extent necessary to permit consummation of such Disposition in accordance with the Loan Documents. (b) Notwithstanding anything to the contrary contained herein or in any other Loan Document, upon request of the Borrower in connection with any incurrence of Indebtedness permitted by Section 7.2, the Administrative Agent shall (without notice to, or vote or consent of, any Lender) take such actions as shall be required to release any guarantee obligations under any Loan Document of the Person incurring such Indebtedness, to the extent necessary to permit the incurrence of such Indebtedness (and the granting of Liens to secure such Indebtedness) in accordance with the Loan Documents,; provided that, the Borrower shall deliver to the Administrative Agent a pro forma Compliance Certificate (i) certifying that, immediately prior to and after giving effect to the incurrence of such Indebtedness, no Default or Event of Default shall have occurred and be continuing, (ii) containing all information and calculations necessary, and taking into consideration such Indebtedness, for determining pro forma compliance with the provisions of Section 7.1 hereof and the Borrowing Base and (iii) with respect to any Borrowing Base Property, certifying that the conditions set forth for the release of such Borrowing Base Property in Section 5.4 have been satisfied. (c) [Intentionally omitted]. (d) Notwithstanding anything to the contrary contained herein or any other Loan Document, when all Obligations have been paid in full, all Revolving Credit Commitments have terminated or expired and no Letter of Credit shall be outstanding, upon request of the Borrower, the Administrative Agent shall take such actions as shall be required to release all guarantee obligations under any Loan Document. Any such release of guarantee obligations shall be deemed subject to the provision that such guarantee obligations shall be reinstated if after such release any portion of any payment in respect of the Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made. 10.16 Accounting Changes. In the event that any Accounting Change (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the

169 Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Change with the desired result that the criteria for evaluating the Borrower’s financial condition shall be the same after such Accounting Change as if such Accounting Change had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Change had not occurred. “Accounting Change” refers to any change in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board or, if applicable, the SEC, or a change in the Uniform System of Accounts. 10.17 Waivers of Jury Trial. THE REIT, THE BORROWER, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN. 10.18 Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. 10.19 Effect of Amendment and Restatement of the Existing Credit Agreement. On the 2018 Amendment Agreement Effective Date, the Existing Credit Agreement shall be amended, restated and superseded in its entirety. Each Loan Party hereby reaffirms its duties and

170 obligations under each Loan Document to which it is a party. Each reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Existing Credit Agreement as amended and restated hereby. 10.20 Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for a Hedge Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (i) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. (ii) As used in this Section 10.20, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity”: any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

171 (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). 10.21 PATRIOT Act. Each Lender that is subject to the USA PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the USA PATRIOT Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money-laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. CHATHAM LODGING TRUST, as the REIT By: ___________________________________ Name: Title: CHATHAM LODGING, L.P., as Borrower By: Chatham Lodging Trust, its general partner By: __________________________________ Name: Title: [Signature Page to Second Amended and Restated Credit Agreement]

BARCLAYS BANK PLC, as Administrative Agent and a Lender By: ___________________________________ Name: Title: [Signature Page to Second Amended and Restated Credit Agreement]

[LENDER] By: ___________________________________ Name: Title: [Signature Page to Second Amended and Restated Credit Agreement]

Annex A $6,250,000 CITIBANK,CAPITAL ONE.A., NATIONAL ASSOCIATION WELLS FARGO BANK, NATIONAL ASSOCIATION L/C Commitment $30,000,00045,000,000 $37,500,00045,000,000 $06,250,000 $0 $6,250,000 BANK OF AMERICA, N.A. $6,250,0000 $22,500,00035,000,000 Lender $0 $0 BARCLAYS BANK PLC REGIONS BANK BMO Harris Bank N.A. $22,500,000 $37,500,00045,000,000 $0 $40,000,00045,000,000 $0 $6,250,000 Revolving Credit Commitment CITIZENS BANK, N.A. $6,250,0000 $22,500,000 $6,250,000 $0 $0 Annex A Commitments U.S. BANK NATIONAL ASSOCIATION Total Commitments $6,250,0000 $250,000,000215,000,000 $37,500,000 $25,000,000 Swing Line Commitment $25,000,0000 $6,250,000

SCHEDULE 1.1A

BORROWING BASE PROPERTIES

PROPERTY	OWNER	FEE/LEASEHOLD
Courtyard Dallas Addison Quorum Drive 15160 Quorum Drive Addison, TX 75001	Chatham Addison Quorum CY LLC, a Delaware limited liability company	Fee
Homewood Suites 2261 Killebrew Drive Bloomington, Minnesota 55425	Chatham Bloomington HS LLC, a Delaware limited liability company	Fee
Homewood Suites 5107 Peter Taylor Park Drive Brentwood, Tennessee 37027	Chatham Brentwood HS LLC, a Delaware limited liability company	Fee
Courtyard Dallas Downtown 310 South Houston Street Dallas, TX 75202	Chatham Dallas DT LLC, a Delaware limited liability company	Fee
Hilton Garden Inn Denver Tech 7675 East Union Avenue Denver, CO 80237	Chatham Denver Tech HG LLC, a Delaware limited liability company	Fee
Homewood Suites 2 Farm Glen Boulevard Farmington, Connecticut 06032	Chatham Farmington HS LLC, a Delaware limited liability company	Fee
Hampton Inn & Suites 59 Portsmouth Avenue Exeter, New Hampshire 03833	Chatham Exeter HAS LLC, a Delaware limited liability company	Fee
Hyatt Place 4150 E. Mississippi Avenue Denver, Colorado 80246	Chatham Cherry Creek HP LLC, a Delaware limited liability company	Fee
Residence Inn 25 Middle Avenue Holtsville, New York 11742	Chatham Holtsville RI LLC, a Delaware limited liability company Chatham Holtsville RI Utility LLC, a Delaware limited liability company	Fee Ground Leasehold
Homewood Suites 290 Southhall Lane Maitland, Florida 32751	Chatham Maitland HS LLC, a Delaware limited liability company	Fee
Hampton Inn 209 Fore Street Portland, Maine 04101	Chatham Portland DT LLC, a Delaware limited liability company	Fee
Hilton Garden Inn Portsmouth Downtown 100 High Street Portsmouth, NH 03801	Chatham Portsmouth LLC, a Delaware limited liability company	Fee

Courtyard Charleston Summerville 1510 Rose Drive Summerville, SC 29483	Chatham Summerville CY LLC, a Delaware limited liability company	Fee
Residence Inn Charleston Summerville 1528 North Main Street Summerville, SC 29486	Chatham Summerville RI LLC, a Delaware limited liability company	Fee
Residence Inn 801 New Hampshire Avenue Northwest Washington, DC 20037	Chatham Washington DC LLC, a Delaware limited liability company	Fee
Residence Inn 5 Barker Avenue White Plains, New York 10601	Chatham White Plains RI LLC, a Delaware limited liability company	Fee
Residence Inn Dedham 259 Elm Street, Dedham, MA 02026	Chatham Dedham RI LLC, a Delaware limited liability company	Fee
Embassy Suites Springfield 8100 Loisdale Drive, Springfield, VA 22150	Chatham Springfield VA LLC, a Delaware limited liability company	Fee
Residence Inn Gaslamp Quarter San Diego 356 6th Ave., San Diego, CA 92101	Chatham Gaslamp RI LLC, a Delaware limited liability company	Fee
Residence Inn Fort Lauderdale 3333 NE 32nd Ave., Fort Lauderdale, FL 33308	Chatham Lugano LLC, a Delaware limited liability company	Fee
Residence Inn by Marriott 11301 Burnet Road, Austin, TX 78758	Chatham Austin RI LLC, a Delaware limited liability company	Fee
TownePlace Suites 2232 West Braker Lane, Austin, TX 78758	Chatham Austin TPS LLC, a Delaware limited liability company	Fee
Residence Inn by Marriott 35 LeCount Place, New Rochelle, NY 10801	Chatham New Rochelle RI LLC, a Delaware limited liability company ~~Chatham New Rochelle RI Leaseco LLC, a Delaware limited liability company~~	Fee ~~Ground Leasehold~~

SCHEDULE 1.1B EXCLUDED SUBSIDIARIES 1. Chatham TRS Holding, Inc., a Florida corporation 2. Chatham TRS Holding II, Inc., a Florida corporation 3. Chatham Addison Quorum CY Leaseco LLC, a Delaware limited liability company 4. Chatham Bellevue RI Leaseco LLC, a Delaware limited liability company 5. Chatham Bellevue RI LLC, a Delaware limited liability company 6. Chatham Billerica HS Leaseco LLC, a Delaware limited liability company 7. Chatham Billerica HS LLC, a Delaware limited liability company 8. Chatham Burlington HG Leaseco LLC, a Delaware limited liability company 9. Chatham Cherry Creek HP Leaseco LLC, a Delaware limited liability company 10. Chatham Dallas DT Leaseco LLC, a Delaware limited liability company 11. Chatham Dedham RI Leaseco LLC, a Delaware limited liability company 12. Chatham Denver Tech HG Leaseco LLC, a Delaware limited liability company 13. Chatham Exeter HAS Leaseco LLC, a Delaware limited liability company 14. Chatham Gaslamp RI Leaseco LLC, a Delaware limited liability company 15. Chatham Holtsville RI Leaseco LLC, a Delaware limited liability company 16. Chatham Holtsville RI Utility LLC, a Delaware limited liability company 17. Chatham Houston CY Leaseco LLC, a Delaware limited liability company 18. Chatham Houston CY LLC, a Delaware limited liability company 19. Chatham Houston HAS II LLC, a Delaware limited liability company 20. Chatham Houston HAS Leaseco LLC, a Delaware limited liability company

21. Chatham Houston West Univ CY Leaseco LLC, a Delaware limited liability company 22. Chatham Houston West Univ RI Leaseco LLC, a Delaware limited liability company 23. Chatham Leaseco I, LLC, a Florida limited liability company 24. Chatham Lugano Leaseco LLC, a Delaware limited liability company 25. Chatham MDR Leaseco LLC, a Delaware limited liability company 26. Chatham MDR LLC, a Delaware limited liability company 27. Chatham Mountain View Leaseco LLC, a Delaware limited liability company 28. Chatham New Rochelle RI Leaseco LLC, a Delaware limited liability company 29. Chatham New Rochelle RI LLC, a Delaware limited liability company 30. Chatham Pittsburgh HP Leaseco LLC, a Delaware limited liability company 31. Chatham Pittsburgh HP LLC, a Delaware limited liability company 32. Chatham Portland DT Leaseco LLC, a Delaware limited liability company 33. Chatham Portland DT 2 Leaseco LLC , a Delaware limited liability company 34. Chatham Portland DT 2 LLC, a Delaware limited liability company 35. Chatham RIGG Leaseco LLC, a Delaware limited liability company 36. Chatham RIGG LLC, a Delaware limited liability company 37. Chatham RIMV Leaseco LLC, a Delaware limited liability company 38. Chatham RIMV LLC, a Delaware limited liability company 39. Chatham San Antonio Leaseco LLC, a Delaware limited liability company 40. Chatham San Antonio LLC, a Delaware limited liability company 41. Chatham San Mateo Leaseco LLC, a Delaware limited liability company

42. Chatham Savannah SHS Leaseco LLC, a Delaware limited liability company 43. Chatham Savannah SHS LLC, a Delaware limited liability company 44. Chatham Sili I Leaseco LLC, a Delaware limited liability company 45. Chatham Sili II Leaseco LLC, a Delaware limited liability company 46. Chatham Sili III Leaseco LLC, a Delaware limited liability company 47. Chatham Sili III LLC, a Delaware limited liability company 48. Chatham Springfield VA Leaseco LLC, a Delaware limited liability company 49. Chatham Summerville CY Leaseco LLC, a Delaware limited liability company 50. Chatham Summerville RI Leaseco LLC, a Delaware limited liability company 51. Chatham Tysons RI Leaseco LLC, a Delaware limited liability company 52. Chatham Tysons RI LLC, a Delaware limited liability company 53. Chatham Warner LLC, a Delaware limited liability company 54. Chatham Warner Leaseco LLC, a Delaware limited liability company 55. Chatham Washington DC Leaseco LLC, a Delaware limited liability company 56. Chatham White Plains RI Leaseco LLC, a Delaware limited liability company 57. Grand Prix Mountain View LLC, a Delaware limited liability company 58. Grand Prix San Mateo LLC, a Delaware limited liability company 59. Grand Prix Sili I LLC, a Delaware limited liability company 60. Grand Prix Sili II LLC, a Delaware limited liability company 61. Chatham Miramar HG LLC, a Delaware limited liability company 62. Chatham Miramar HG Leaseco LLC, a Delaware limited liability company

SCHEDULE 1.1F TRS SUBSIDIARIES 1. Chatham TRS Holding, Inc., a Florida corporation 2. Chatham TRS Holding II, Inc., a Florida corporation 3. Chatham Addison Quorum CY Leaseco LLC, a Delaware limited liability company 4. Chatham Bellevue RI Leaseco LLC, a Delaware limited liability company 5. Chatham Billerica HS Leaseco LLC, a Delaware limited liability company 6. Chatham Burlington HG Leaseco LLC, a Delaware limited liability company 7. Chatham Cherry Creek HP Leaseco LLC, a Delaware limited liability company 8. Chatham Dallas DT Leaseco LLC, a Delaware limited liability company 9. Chatham Dedham RI Leaseco LLC, a Delaware limited liability company 10. Chatham Denver Tech HG Leaseco LLC, a Delaware limited liability company 11. Chatham Exeter HAS Leaseco LLC, a Delaware limited liability company 12. Chatham Gaslamp RI Leaseco LLC, a Delaware limited liability company 13. Chatham Holtsville RI Leaseco LLC, a Delaware limited liability company 14. Chatham Holtsville RI Utility LLC, a Delaware limited liability company 15. Chatham Houston CY Leaseco LLC, a Delaware limited liability company 16. Chatham Houston HAS Leaseco LLC, a Delaware limited liability company 17. Chatham Houston West Univ CY Leaseco LLC, a Delaware limited liability company

18. Chatham Houston West Univ RI Leaseco LLC, a Delaware limited liability company 19. Chatham Leaseco I, LLC, a Florida limited liability company 20. Chatham Lugano Leaseco LLC, a Delaware limited liability company 21. Chatham MDR Leaseco LLC, a Delaware limited liability company 22. Chatham Mountain View Leaseco LLC, a Delaware limited liability company 23. Chatham New Rochelle RI Leaseco LLC, a Delaware limited liability company 24. Chatham Pittsburgh HP Leaseco LLC, a Delaware limited liability company 25. Chatham Portland DT Leaseco LLC, a Delaware limited liability company 26. Chatham Portsmouth Leaseco LLC, a Delaware limited liability company 27. Chatham RIGG Leaseco LLC, a Delaware limited liability company 28. Chatham RIMV Leaseco LLC, a Delaware limited liability company 29. Chatham San Antonio Leaseco LLC, a Delaware limited liability company 30. Chatham San Mateo Leaseco LLC, a Delaware limited liability company 31. Chatham Savannah SHS Leaseco LLC, a Delaware limited liability company 32. Chatham Sili I Leaseco LLC, a Delaware limited liability company 33. Chatham Sili II Leaseco LLC, a Delaware limited liability company 34. Chatham Summerville CY Leaseco LLC, a Delaware limited liability company 35. Chatham Summerville RI Leaseco LLC, a Delaware limited liability company 36. Chatham Tysons RI Leaseco LLC, a Delaware limited liability company 37. Chatham Washington DC Leaseco LLC, a Delaware limited liability company 38. Chatham White Plains RI Leaseco LLC, a Delaware limited liability company

39. Chatham Portland DT 2 Leaseco LLC, a Delaware limited liability company 40. Chatham Warner Leaseco LLC, a Delaware limited liability company 41. Chatham Sili III Leaseco LLC, a Delaware limited liability company 42. Chatham Austin CY Leaseco LLC, a Delaware limited liability company 43. Chatham Austin RI Leaseco LLC, a Delaware limited liability company 44. Chatham Miramar HG Leaseco LLC, a Delaware limited liability company

SCHEDULE 4.3(b) MATERIAL

HOTEL LICENSES

HOTEL	LICENSES
BRENTWOOD HOMEWOOD SUITES	➢ Certificate of Occupancy dated 08/12/1998, Permit # 97-00974 issued by City of Brentwood, Tennessee ➢ Beer Permit No. 364 issued by County of Williamson, Tennessee
FARMINGTON HOMEWOOD SUITES	➢ Certificate of Occupancy issued by Town of Farmington, Connecticut as No. 7967
MAITLAND HOMEWOOD SUITES	➢ Certificate of Occupancy issued as permit # 3331-99 by the City of Maitland, Florida ➢ License issued by State of Florida, Department of Business and Professional Regulation, Division of Alcoholic Beverages and Tobacco as License NBR BEV5808134
WHITE PLAINS RESIDENCE INN	➢ Certificate of Occupancy issued by The City of White Plains, New York as Permit No. B-8901 dated May 6, 1983
HOLTSVILLE RESIDENCE INN	➢ Certificate of Occupancy issued by the Town of Brookhaven Building Division as CO# 227252
PORTSMOUTH DOWNTOWN HILTON GARDEN INN	➢ Certificate of Occupancy issued by the City of Portsmouth dated October 26, 2006 ➢ Liquor License issued by State of New Hampshire Liquor Commission, License Number
DALLAS ADDISON QUORUM DRIVE COURTYARD	➢ Mixed Beverage Permit, License Number MB904726 and Beverage Cartage Permit, License Number PE904726 both issued by the City of Dallas ➢ Certificate of Occupancy issued by the Town of Addison dated May 15, 2000 – C.O. #: 00016949
DENVER TECH HILTON GARDEN INN	➢ Alcohol Beverage License 03-02763 issued by the State of Colorado ➢ Certificate of Occupancy issued by Denver Building Inspection Division dated February 25, 2000 – C.O. #: 00025602
CHARLESTON SUMMERVILLE RESIDENCE INN	➢ Liquor License – Local Option 52 Weeks – 100811515 – LOP; Liquor License – Business Liquor by the drink – 100811515-PLB; Liquor License – On Premise Beer & Wine – 100811515-PBW all issued by South Carolina

	Department of Revenue ➢ Certificate of Occupancy issued by Berkeley County dated August 19, 2018 – C.O. #: COMM-050089-2016
CHARLESTON SUMMERVILLE COURTYARD	➢ Certificate of Occupancy issued by Berkeley County Government, Permit Number COMM-2-13-22741 dated October 10, 2014 ➢ Liquor License - On Premise Beer and Wine – 107661646-PBW and Liquor License – Business Liquor by the drink – 107661646-PLB both issued by South Carolina Department of Revenue
DALLAS DOWNTOWN COURTYARD	➢ Mixed Beverage Permit, Beverage Cartage Permit and Mixed Beverage Late Hours Permit – License Number MB1056353 – Issued by the State of Texas ➢ Certificate of Occupancy issued by the City of Dallas dated October 5, 2018 – C.O. #: 1506301108
EXETER HAMPTON INN AND SUITES	➢ Certificate of Occupancy #09-236 from the Town of Exeter dated July 27, 2010
DENVER CHERRY CREEK HYATT PLACE	➢ City of Glendale Liquor License #4703883 ➢ Certificate of Occupancy issued by the City of Glendale on June 11, 1987 as #G2957
PORTLAND ME HAMPTON INN	➢ State of Maine Liquor License #5054 ➢ City of Portland Liquor License #1250 ➢ Certificate of Occupancy issued by the City of Portland on July 22, 2011 as #10-105
WASHINGTON DC RESIDENCE INN	➢ Liquor License issued by Washington DC, ABRA 092826 ➢ Certificate of Occupancy Permit #CO 95312 dated April 11, 2005
DEDHAM RESIDENCE INN	➢ Certificate of Occupancy issued by the Town of Dedham on June 11, 1998 as #355
SPRINGFIELD EMBASSY SUITES	➢ Liquor License issued by the Virginia Department of Alcoholic Beverage #93884 ➢ Non-Residential Use Permit issued July 30, 2013 as #132110039
SAN DIEGO GASLAMP RESIDENCE INN	➢ California Department of Alcoholic Beverage Control Liquor License #555791 ➢ Certificate of Occupancy issued by the City of

AUSTIN TOWNEPLACE SUITES FORT LAUDERDALE RESIDENCE INN  Texas Alcoholic Beverage Commission Liquor License BQ200044780  Texas Alcoholic Beverage Commitment Liquor License MB200044300  Certificate of Occupancy issued by the City of Austin dated September 7, 2021 as #2019-238484BP  State of Florida Liquor License BEV1621183  Certificate of Occupancy #20070778 issued by the City of Fort Lauderdale on December 5, 2007 NEW ROCHELLE RESIDENCE INN  Certificate of Occupancy issued by the City of New Rochelle on January 29, 2003 as #276-99 San Diego on December 9, 2009 as #423435 AUSTIN RESIDENCE INN  Texas Alcoholic Beverage Commission Liquor License BQ-200040612  Certificate of Occupancy issued by the City of Austin on November 23, 2016 as #2015-087797BP

SCHEDULE 4.15

SUBSIDIARIES

ENTITY	JURISDICTION OF FORMATION	OWNERSHIP PERCENTAGES
Chatham Lodging Trust ("Trust")	Maryland	97% Public Shareholders 2% Jeffrey H. Fisher
Chatham Lodging, L.P. ("Operating Partnership")	Delaware	99% Trust 1% Certain officer (LTIP Units)
Chatham TRS Holding, Inc. ("Holding")	Florida	100% Operating Partnership
Chatham TRS Holding II, Inc. ("Holding II")	Delaware	100% Operating Partnership
Chatham Addison Quorum CY Leaseco LLC	Delaware	100% Holding
Chatham Addison Quorum CY LLC	Delaware	100% Operating Partnership
Chatham Bellevue RI Leaseco LLC	Delaware	100% Holding
Chatham Bellevue RI LLC	Delaware	100% Operating Partnership
Chatham Billerica HS Leaseco LLC	Delaware	100% Holding
Chatham Billerica HS LLC	Delaware	100% Operating Partnership
Chatham Bloomington HS LLC	Delaware	100% Operating Partnership
Chatham Brentwood HS LLC	Delaware	100% Operating Partnership
Chatham Burlington HG Leaseco LLC	Delaware	100% Holding
Chatham Burlington HG LLC	Delaware	100% Operating Partnership
Chatham Cherry Creek HP Leaseco LLC	Delaware	100% Holding
Chatham Cherry Creek HP LLC	Delaware	100% Operating Partnership
Chatham Dallas DT Leaseco LLC	Delaware	100% Holding
Chatham Dallas DT LLC	Delaware	100% Operating Partnership
Chatham Dallas HS LLC	Delaware	100% Operating Partnership
Chatham Dedham RI Leaseco LLC	Delaware	100% Holding
Chatham Dedham RI LLC	Delaware	100% Operating Partnership
Chatham Denver Tech HG Leaseco LLC	Delaware	100% Holding
Chatham Denver Tech HG LLC	Delaware	100% Operating Partnership
Chatham Exeter HAS Leaseco LLC	Delaware	100% Holding
Chatham Exeter HAS LLC	Delaware	100% Operating Partnership

Entity	Jurisdiction of Formation	Ownership Percentages
Chatham Farmington HS LLC	Delaware	100% Operating Partnership
Chatham Gaslamp RI Leaseco LLC	Delaware	100% Holding
Chatham Gaslamp RI LLC	Delaware	100% Operating Partnership
Chatham Holtsville RI Leaseco LLC	Delaware	100% Holding
Chatham Holtsville RI LLC	Delaware	100% Operating Partnership
Chatham Holtsville RI Utility LLC	Delaware	100% Holding
Chatham Houston CY Leaseco LLC	Delaware	100% Holding
Chatham Houston CY LLC	Delaware	100% Operating Partnership
Chatham Houston HAS II LLC	Delaware	100% Operating Partnership
Chatham Houston HAS Leaseco LLC	Delaware	100% Holding
Chatham Houston HAS LLC	Delaware	100% Operating Partnership
Chatham Houston West Univ CY Leaseco LLC	Delaware	100% Holding
Chatham Houston West Univ CY LLC	Delaware	100% Operating Partnership
Chatham Houston West Univ RI Leaseco LLC	Delaware	100% Holding
Chatham Houston West Univ RI LLC	Delaware	100% Operating Partnership
Chatham Leaseco I, LLC	Florida	100% Holding
Chatham Lugano Leaseco LLC	Delaware	100% Holding
Chatham Lugano LLC	Delaware	100% Operating Partnership
Chatham Maitland HS LLC	Delaware	100% Operating Partnership
Chatham MDR Leaseco LLC	Delaware	100% Holding
Chatham MDR LLC	Delaware	100% Operating Partnership
Chatham Mountain View Leaseco LLC	Delaware	100% Holding
Chatham New Rochelle RI Leaseco LLC	Delaware	100% Holding
Chatham New Rochelle RI LLC	Delaware	100% Operating Partnership
Chatham Pittsburgh HP Leaseco LLC	Delaware	100% Holding
Chatham Pittsburgh HP LLC	Delaware	100% Operating Partnership
Chatham Portland DT Leaseco LLC	Delaware	100% Holding
Chatham Portland DT LLC	Delaware	100% Operating Partnership
Chatham Portsmouth Leaseco LLC	Delaware	100% Holding
Chatham Portsmouth LLC	Delaware	100% Operating Partnership
Chatham RIGG Leaseco LLC	Delaware	100% Holding
Chatham RIGG LLC	Delaware	100% Operating Partnership

ENTITY	JURISDICTION OF FORMATION	OWNERSHIP PERCENTAGES
Chatham RIMV Leaseco LLC	Delaware	100% Holding
Chatham RIMV LLC	Delaware	100% Operating Partnership
Chatham San Antonio Leaseco LLC	Delaware	100% Holding
Chatham San Antonio LLC	Delaware	100% Operating Partnership
Chatham San Mateo Leaseco LLC	Delaware	100% Holding
Chatham Savannah SHS Leaseco LLC	Delaware	100% Holding
Chatham Savannah SHS LLC	Delaware	100% Operating Partnership
Chatham Sili I Leaseco LLC	Delaware	100% Holding
Chatham Sili II Leaseco LLC	Delaware	100% Holding
Chatham Summerville CY Leaseco LLC	Delaware	100% Holding
Chatham Summerville CY LLC	Delaware	100% Operating Partnership
Chatham Summervillel RI Leaseco LLC	Delaware	100% Holding
Chatham Summerville RI LLC	Delaware	100% Operating Partnership
Chatham Tysons RI Leaseco LLC	Delaware	100% Holding
Chatham Tysons RI LLC	Delaware	100% Operating Partnership
Chatham Washington DC Leaseco LLC	Delaware	100% Holding
Chatham Washington DC LLC	Delaware	100% Operating Partnership
Chatham White Plains RI Leaseco LLC	Delaware	100% Holding
Chatham White Plains RI LLC	Delaware	100% Operating Partnership
Grand Prix Mountain View, LLC	Delaware	100% Operating Partnership
Grand Prix San Mateo, LLC	Delaware	100% Operating Partnership
Grand Prix Sili I, LLC	Delaware	100% Operating Partnership
Grand Prix Sili II, LLC	Delaware	100% Operating Partnership
Chatham Warner LLC	Delaware	100% Operating Partnership
Chatham Warner Leaseco LLC	Delaware	100% Holding
Chatham Sili III LLC	Delaware	100% Operating Partnership
Chatham Sili III Leaseco LLC	Delaware	100% Holding
Chatham Austin TPS LLC	Delaware	100% Operating Partnership
Chatham Austin TPS Leaseco LLC	Delaware	100% Holding
Chatham Austin RI LLC	Delaware	100% Operating Partnership
Chatham Austin RI Leaseco LLC	Delaware	100% Holding

100% Operating Partnership Chatham Miramar HG LLC Chatham Miramar HG Leasco LLC Chatham Portland DT 2 Leaseco LLC Delaware Delaware 100% Holding Delaware 100% Holding 100% Operating Partnership Chatham Portland DT 2 LLC Delaware

SCHEDULE 7.2(d) EXISTING INDEBTEDNESS 1. Chatham New Rochelle RI LLC, as borrower, in conjunction with the refinancing of the Residence Inn, 35 LeCount Place, New Rochelle, NY, 10801, loan in the original principal amount of Fifteen Million Eight Hundred Thousand Dollars ($15,800,000.00) securing Regions Bank, as lender. 2. Chatham San Antonio LLC, as borrower, in conjunction with the refinance of the Homewood Suites, 432 West Market Street, San Antonio, TX, 78205, loan in the original principal amount of Seventeen Million Six Hundred Eighty Thousand Dollars $17,680,000.00), securing Barclays Bank PLC, as lender. 3. Chatham Tysons RI LLC, as borrower, in conjunction with the acquisition of the Residence Inn, Tysons Corner, 8400 Old Courthouse Road, Vienna, VA 22182, loan in the original principal amount of Twenty Four Million Two Hundred Forty One Thousand Dollars ($24,241,000.00) securing Barclays Bank PLC, as lender. 4. Chatham RIMV LLC, as borrower, in conjunction with the refinancing of the Residence Inn San Diego Mission Valley, 1865 Hotel Cir S, San Diego, CA 92108, loan in the original principal amount of Thirty Million Nine Hundred Thirty Seven Thousand Dollars ($30,937,000.00) securing Barclays Bank PLC, as lender. 5. Chatham Houston CY LLC, as borrower, in conjunction with the refinancing of the Courtyard (Medical Center), 7702 Main Street, Houston, TX 77030, loan in the original principal amount of Twenty Million Dollars ($20,000,000.00) securing Barclays Bank PLC, as lender. 6. Chatham Pittsburgh HP LLC, as borrower in conjunction with the acquisition of the Hyatt Place North Shore, 260 North Shore Drive, Pittsburgh, PA, loan in the original principal amount of Twenty Four Million One Hundred Seventy Five Thousand Dollars ($24,175,000.00) securing Barclays Bank PLC, as lender. 7. Chatham Bellevue RI LLC, as borrower, in conjunction with the acquisition of the Residence Inn, 605 114th Avenue SE, Bellevue, WA 98004, loan in the original principal amount of Forty Seven Million Five Hundred Eighty Thousand Dollars ($47,580,000.00) securing Barclays Bank PLC, as lender. 8. Chatham RIGG LLC, as borrower, in conjunction with the refinancing of the Residence Inn, 11931 Harbor Blvd., Garden Grove, CA 92840, loan in the original principal amount of Thirty-Four Million Dollars ($34,000,000.00) securing Barclays Bank PLC, as lender. 9. Grand Prix Sili I LLC, as borrower, in conjunction with the acquisition of the Residence Inn (Silicon Valley I), 750 Lakeway Drive, Sunnyvale, CA 94085, loan in the original principal amount of Sixty-Four Million Eight Hundred Thousand Dollars ($64,800,000.00) securing JPMorgan Chase Bank, National Association, as lender.

10. Grand Prix Sili II LLC, as borrower, in conjunction with the acquisition of the Residence Inn (Silicon Valley II), 1080 Stewart Drive, Sunnyvale, CA 94085, loan in the original principal amount of Seventy Million Seven Hundred Thousand Dollars ($70,700,000.00) securing JPMorgan Chase Bank, National Association, as lender. 11. Grand Prix San Mateo LLC, as borrower, in conjunction with the acquisition of the Residence Inn, 2000 Winward Way, San Mateo, CA 94404, loan in the original principal amount of Forty-Eight Million Six Hundred Thousand Dollars ($48,600,000.00) securing JPMorgan Chase Bank, National Association, as lender. 12. Grand Prix Mountain View LLC, as borrower, in conjunction with the acquisition of the Residence Inn, 1854 El Camino, Mountain View, CA 94040, loan in the original principal amount of Thirty-Seven Million Nine Hundred Thousand Dollars ($37,900,000.00) securing JPMorgan Chase Bank, National Association, as lender. 13. Chatham Savannah SHS LLC, as borrower, in conjunction with the acquisition of the Springhill Suites, 150 Montgomery Street, Savannah, GA 31401, loan in the original principal amount of Thirty Million Dollars ($30,000,000.00) securing German American Capital Corporation, as lender. 14. Chatham Billerica HS LLC, as borrower, in conjunction with the refinancing of the Homewood Suites, 35 Middlesex Turnpike, Billerica, MA 01821, loan in the original principal amount of Fifteen Million Two Hundred Twenty-Five Thousand Dollars ($16,225,000.00) securing Barclays Bank PLC, as lender. 15. Chatham Houston HAS II LLC, as borrower, in conjunction with the refinancing of the Hampton Inn & Suites, 1715 Old Spanish Trail, Houston, TX 77054, loan in the original principal amount of Eighteen Million Three Hundred Thousand Dollars ($18,300,000.00) securing Barclays Bank PLC, as lender. 16. Chatham MDR LLC, as borrower, in conjunction with the acquisition of the Hilton Garden Inn, 4200 Admiralty Way, Marina del Rey, CA 90292, assumption of loan in the original principal amount of Twenty Three Million Dollars ($23,000,000.00) securing Wilmington Trust, National Association, as Trustee, for the benefit of the holders of COMM 2014-UBS4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as lender. 17. Chatham Warner LLC, as borrower in conjunction with the construction mortgage loan with respect to Home2 Suites Woodland Hills, 5957 Variel Avenue, Woodland Hills, CA in the maximum principal amount of Twenty Eight Million Dollars ($28,000,000) securing MRECS California 1 LLC and its successors or assigns, as lender.

18. Chatham Warner Mezz LLC, as borrower in conjunction with the mezzanine construction loan with respect to Home2 Suites Woodland Hills, 5957 Variel Avenue, Woodland Hills, CA in the maximum principal amount of Twelve Million Dollars ($12,000,000) securing MRECS California 1 LLC and its successors or assigns, as lender.

SCHEDULE 7.3(g) EXISTING LIENS 1. Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of August 16, 2011, and recorded in the Mortgage Records of Westchester County, NY as Instrument No. 512453058, encumbering the real property whose address is 35 LeCount Place, New Rochelle, NY, as more particularly described in said mortgage. 2. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of January 18, 2013 and recorded on January 23, 2013 in the Official Public Records of Bexar County, Texas, encumbering the real property whose address is 432 West Market Street, San Antonio, TX, 78205, as more particularly described in said deed of trust. 3. Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated as of January 18, 2013 and recorded on January 24, 2013 in the Fairfax County Circuit Court in Book 18786, Page 1866, encumbering the real property whose address is 8400 Old Courthouse Road, Vienna, VA 22182, as more particularly described in said deed of trust. 4. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of February 1, 2013 and recorded on February 5, 2013 in the San Diego County Recorder’s Office as document number 2013-0077156, encumbering the real property whose address is 1865 Hotel Cir S, San Diego, CA 92108, as more particularly described in said deed of trust. 5. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of April 25, 2013, and recorded in the Official Public Records of Harris County, TX on April 26, 2013 as Instrument No. 20130199323, encumbering the real property whose address is 7702 Main Street, Houston, TX 77030, as more particularly described in said deed of trust. 6. Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of June 17, 2013, encumbering the real property whose address is 260 North Shore Drive, Pittsburgh, PA, as more particularly described in said mortgage. 7. Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing, recorded in King County, WA on November 8, 2013 as Instrument No. 20131108001428; and Assignment of Leases and Rents, recorded in King County, WA on November 8, 2013 as Instrument No. 20131108001429, encumbering the real property whose address is 605 114th Avenue SE, Bellevue, WA 98004, as more particularly described in said deed of trust. 8. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 21, 2014, and recorded in the Official Records, Orange County, CA on

March 25, 2014, as Instrument No. 2014000110199; encumbering the real property

Schedule 1.1A whose address is 11931 Harbor Blvd., Garden Grove, CA 92840, as more particularly described in said deed of trust. 9. Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 9, 2014, encumbering the real property whose address is 750 Lakeway Drive, Sunnyvale, CA 94085, as more particularly described in deed of trust. 10. Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 9, 2014, encumbering the real property whose address is 1080 Stewart Drive, Sunnyvale, CA 94085, as more particularly described in said deed of trust. 11. Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 9, 2014, encumbering the real property whose address is 2000 Winward Way, San Mateo, CA 94404, as more particularly described in said deed of trust. 12. Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 9, 2014, encumbering the real property whose address is 1854 El Camino, Mountain View, CA 94040, as more particularly described in said deed of trust. 13. Deed to Secure Debt, Leasehold Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of July 2, 2014; and Assignment of Leases and Rents, dated as of July 2, 2014, encumbering the real property whose address is 150 Montgomery Street, Savannah, GA 31401, as more particularly described in said deed to secure debt. 14. Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of November 25, 2014, encumbering the real property whose address is 35 Middlesex Turnpike, Billerica, MA 01821, as more particularly described in said mortgage. 15. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 17, 2014, encumbering the real property whose address is 1715 Old Spanish Trail, Houston, TX 77054, as more particularly described in said Deed of Trust. 16. Consent and Assumption Agreement with Release, dated as of September 18, 2015, and recorded on September 23, 2015 with the Los Angeles County Recorder as Document Number 20151174363, assuming that certain Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of June 18, 2014, and recorded on June 30, 2014 with the Los Angeles County Recorder as Document Number 201440672019 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto), encumbering the real property whose address is 4200 Admiralty Way, Marina del Rey, California, as more particularly described in said

Schedule 1.1A consent and assumption agreement. 17. Fee and Leasehold Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of August 4, 2020 encumbering the Home2 Suites Woodland Hills, 5957 Variel Avenue, Woodland Hills, CA, as more particularly described in said Deed of Trust.

Exhibit B EXHIBIT B ACKNOWLEDGMENT AND CONSENT Reference is made to (i) the Second Amendment and Restatement Agreement, dated as of October 28, 2022 (the “2022 Amendment Agreement”), among CHATHAM LODGING TRUST, a Maryland real estate investment trust (the “REIT”), CHATHAM LODGING, L.P., a Delaware limited partnership (the “Borrower”), BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto, (ii) the Second Amended and Restated Credit Agreement, dated as of October 28, 2022, among the REIT, the Borrower, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), BARCLAYS BANK PLC, CAPITAL ONE, NATIONAL ASSOCIATION, REGIONS CAPITAL MARKETS and WELLS FARGO SECURITIES, LLC, as joint lead arrangers and bookrunners, REGIONS BANK AND WELLS FARGO BANK, NATIONAL ASSOCIATION, as co-syndication agents, CAPITAL ONE, NATIONAL ASSOCIATION, as documentation agent, and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Second Amended and Restated Credit Agreement”) and (iii) the Guarantee Agreement, dated as of November 25, 2015, by the Guarantors party thereto in favor of the Administrative Agent for the benefit of the Lenders (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee Agreement”). Unless otherwise defined herein, capitalized terms used herein and defined in the Second Amended and Restated Credit Agreement are used herein as therein defined. Each of the undersigned parties to the Guarantee Agreement and the other Loan Documents hereby (a) consents to the 2022 Amendment Agreement and (b) acknowledges and agrees that the guarantees made by such party contained in the Guarantee Agreement are, and shall remain, in full force and effect after giving effect to the 2022 Amendment Agreement. THIS ACKNOWLEDGMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. [SIGNATURES FOLLOW]

Exhibit B IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be duty executed and delivered by their respective proper and duly authorized officers as of the day and year first above written. CHATHAM LODGING TRUST, a Maryland real estate investment trust By: ___________________________ Name: Title: CHATHAM ADDISON QUORUM CY LLC, a Delaware limited liability company By: Chatham Lodging, L.P., its sole member By: Chatham Lodging Trust, its general partner By: ___________________________ Name: Title: CHATHAM BLOOMINGTON HS LLC, a Delaware limited liability company By: Chatham Lodging, L.P., its sole member By: Chatham Lodging Trust, its general partner By: ___________________________ Name: Title:

Exhibit B CHATHAM BRENTWOOD HS LLC, a Delaware limited liability company By: Chatham Lodging, L.P., its sole member By: Chatham Lodging Trust, its general partner By: ___________________________ Name: Title: CHATHAM DALLAS DT LLC, a Delaware limited liability company By: Chatham Lodging, L.P., its sole member By: Chatham Lodging Trust, its general partner By: ___________________________ Name: Title: CHATHAM CHERRY CREEK HP LLC, a Delaware limited liability company By: Chatham Lodging, L.P., its sole member By: Chatham Lodging Trust, its general partner By: ___________________________ Name: Title:

Exhibit B CHATHAM DEDHAM RI LLC, a Delaware limited liability company By: Chatham Lodging, L.P., its sole member By: Chatham Lodging Trust, its general partner By: ___________________________ Name: Title: CHATHAM DENVER TECH HG LLC, a Delaware limited liability company By: Chatham Lodging, L.P., its sole member By: Chatham Lodging Trust, its general partner By: ___________________________ Name: Title: CHATHAM EXETER HAS LLC, a Delaware limited liability company By: Chatham Lodging, L.P., its sole member By: Chatham Lodging Trust, its general partner By: ___________________________ Name: Title:

Exhibit B CHATHAM FARMINGTON HS LLC, a Delaware limited liability company By: Chatham Lodging, L.P., its sole member By: Chatham Lodging Trust, its general partner By: ___________________________ Name: Title: CHATHAM GASLAMP RI LLC, a Delaware limited liability company By: Chatham Lodging, L.P., its sole member By: Chatham Lodging Trust, its general partner By: ___________________________ Name: Title: CHATHAM HOLTSVILLE RI LLC, a Delaware limited liability company By: Chatham Lodging, L.P., its sole member By: Chatham Lodging Trust, its general partner By: ___________________________ Name: Title:

Exhibit B CHATHAM HOLTSVILLE RI UTILITY LLC, a Delaware limited liability company By: Chatham Lodging, L.P., its sole member By: Chatham Lodging Trust, its general partner By: ___________________________ Name: Title: CHATHAM LUGANO LLC, a Delaware limited liability company By: Chatham Lodging, L.P., its sole member By: Chatham Lodging Trust, its general partner By: ___________________________ Name: Title: CHATHAM MAITLAND HS LLC, a Delaware limited liability company By: Chatham Lodging, L.P., its sole member By: Chatham Lodging Trust, its general partner By: ___________________________ Name: Title:

Exhibit B CHATHAM PORTLAND DT LLC, a Delaware limited liability company By: Chatham Lodging, L.P., its sole member By: Chatham Lodging Trust, its general partner By: ___________________________ Name: Title: CHATHAM PORTSMOUTH LLC, a Delaware limited liability company By: Chatham Lodging, L.P., its sole member By: Chatham Lodging Trust, its general partner By: ___________________________ Name: Title: CHATHAM SPRINGFIELD VA LLC, a Delaware limited liability company By: Chatham Lodging, L.P., its sole member By: Chatham Lodging Trust, its general partner By: ___________________________ Name: Title:

Exhibit B CHATHAM SUMMERVILLE CY LLC, a Delaware limited liability company By: Chatham Lodging, L.P., its sole member By: Chatham Lodging Trust, its general partner By: ___________________________ Name: Title: CHATHAM SUMMERVILLE RI LLC, a Delaware limited liability company By: Chatham Lodging, L.P., its sole member By: Chatham Lodging Trust, its general partner By: ___________________________ Name: Title: CHATHAM WASHINGTON DC LLC, a Delaware limited liability company By: Chatham Lodging, L.P., its sole member By: Chatham Lodging Trust, its general partner By: ___________________________ Name: Title:

Exhibit B CHATHAM WHITE PLAINS RI LLC, a Delaware limited liability company By: Chatham Lodging, L.P., its sole member By: Chatham Lodging Trust, its general partner By: ___________________________ Name: Title: CHATHAM AUSTIN RI LLC, a Delaware limited liability company By: Chatham Lodging, L.P., its sole member By: Chatham Lodging Trust, its general partner By: ___________________________ Name: Title: CHATHAM AUSTIN TPS LLC, a Delaware limited liability company By: Chatham Lodging, L.P., its sole member By: Chatham Lodging Trust, its general partner By: ___________________________ Name: Title:

Exhibit B CHATHAM NEW ROCHELLE RI LLC, a Delaware limited liability company By: Chatham Lodging, L.P., its sole member By: Chatham Lodging Trust, its general partner By: ___________________________ Name: Title: